December 31, 2000



Conseco Science & Technology Fund

Conseco 20 Fund

Conseco Equity Fund

Conseco Large-Cap Fund

Conseco Balanced Fund

Conseco Convertible Securities Fund

Conseco High Yield Fund

Conseco Fixed Income Fund


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                          CONSECO
                       Step up.TM




                             2000
                           Annual
                           Report

               Conseco Fund Group
Investing in step with your life.

--------------------------------------------------------------------------------

Formed in 1996, Conseco Fund Group ("CFG") is headquartered on the corporate campus of Conseco, Inc. ("Conseco") in Carmel, Ind., just a few miles north of Indianapolis.

CFG currently offers eight actively managed mutual funds featuring investment objectives ranging from aggressive growth to more conservative income funds. Each fund offers four share classes to help investors precisely tailor their mutual fund portfolios.

CFG's funds reflect the investment philosophies of the funds' investment adviser, Conseco Capital Management, Inc. ("CCM"), and equity sub-advisers Oak Associates, ltd. ("Oak") and Chicago Equity Partners, LLP ("CEP"). With a minimal initial investment of just $250, CFG's investors receive the same top-notch asset-management expertise and experience enjoyed by a variety of institutional and private clients.

Operating since 1981, CCM serves as CFG's investment adviser and manages shareholder investments in the fixed-income portion of the Conseco Balanced Fund, the Conseco Convertible Securities Fund, the Conseco High Yield Fund and the Conseco Fixed Income Fund. Driven by rigorous investigation and bottom-up analysis, CCM's investment philosophy is designed to help investors pursue growth and retain principal without undue risk. As of December 31, 2000, CCM had more than $29 billion in taxable and nontaxable assets under management.

CCM is a wholly owned subsidiary of, and the principal investment adviser for the insurance companies of Conseco, one of middle America's leading sources for insurance, investments and lending products. Through its subsidiaries and a nationwide network of distributors, Conseco provides products and services to more than 13 million customers.

Oak was designated as sub-adviser for the Conseco Science & Technology Fund and the Conseco 20 Fund effective December 1, 2000. Founded in 1985, the firm has more than $31 billion in assets under management. Oak is a widely followed aggressive-growth manager that has demonstrated consistently low turnover and consistent investment performance from its portfolios of "best ideas."

CEP was designated as sub-adviser of the Conseco Equity Fund, Conseco Large-Cap Fund and the equity portion of the Conseco Balanced Fund effective December 1, 2000. In business since 1989, CEP -- known for low-turnover growth performance -- has $8.4 billion in taxable and tax-exempt equity assets under management.

For the latest fund performance information and market news, visit Conseco Fund Group online at www.consecofunds.com.

                                                              CONSECO FUND GROUP
TABLE OF CONTENTS                                             2000 Annual Report
--------------------------------------------------------------------------------

A Message from the President ..............................................   ii

Statements of Assets and Liabilities ......................................    2

Statements of Operations ..................................................    4

Statements of Changes in Net Assets .......................................    6

CONSECO SCIENCE & TECHNOLOGY FUND
   Portfolio Manager's Review..............................................   10
   Schedule of Investments.................................................   12

CONSECO 20 FUND
   Portfolio Manager's Review..............................................   14
   Schedule of Investments.................................................   16

CONSECO EQUITY FUND
   Portfolio Manager's Review..............................................   18
   Schedule of Investments.................................................   20

CONSECO LARGE-CAP FUND
   Portfolio Manager's Review..............................................   24
   Schedule of Investments.................................................   26

CONSECO BALANCED FUND
   Portfolio Managers' Review..............................................   30
   Schedule of Investments ................................................   32

CONSECO CONVERTIBLE SECURITIES FUND
   Portfolio Managers' Review..............................................   38
   Schedule of Investments.................................................   40

CONSECO HIGH YIELD FUND
   Portfolio Managers' Review..............................................   44
   Schedule of Investments.................................................   46

CONSECO FIXED INCOME FUND
   Portfolio Managers' Review..............................................   50
   Schedule of Investments.................................................   52

Notes to Financial Statements .............................................   56

Financial Highlights ......................................................   60

Report of Independent Accountants .........................................   69

Board of Trustees .........................................................   70

     This report is for the information of Conseco Fund Group shareholders.
    It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

A MESSAGE FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

   The year proved to be a tale of two highly disparate markets, which reflected "the best of times and the worst of times."

Three quarters of benchmark performance

   For nearly three full quarters, the volatile stock markets and the bear bond markets played directly to our investment strengths and strategies.

   In fact, as we entered the fourth quarter, our bottom-up research and strict adherence to fundamental analysis had enabled us to navigate through the market volatility and produce year-to-date benchmark performance in five of our eight funds.

The "perfect storm"

   In mid-October, the "irrational exuberance" that helped fuel the equity markets' steep growth turned into an irrational retreat. An equity sell-off gathered steam as investors overreacted to the heavy economic brake pressure created by the Fed's interest-rate tightenings.

   By the end of November, the markets were dominated by short-term thinking. Investors bought based on rumor and sold in response to news--or rumors--of earnings shortfalls and slowing growth projections. Caught up in this morass, the values of the holdings in our equity portfolios fell despite strong underlying fundamentals.

   December turned into a full-on rout for the bears. Stock prices were incessantly pounded by wave after wave of sell-offs as investors converted to cash and fled to the safe harbors of fixed income and money markets. By year-end, the U.S. markets achieved a record-setting free fall--especially in technology. The NASDAQ 100 Index and the S&P 500 Index dropped more than 34% and 8%, respectively, between September 30 and December 31, 2000.

   Instead of creating a soft landing, the Fed's action spawned the "perfect storm" which swamped the financial markets.

   Just about every mutual fund in the business that was heavily weighted in technology capsized in this environment. This was especially true in our high-risk and focus funds -- the Conseco Science & Technology and Conseco 20 Funds -- which were caught in the vortex of this "perfect storm." Open only since July 1, the Conseco Science & Technology Fund is an aggressive-growth all-cap portfolio featuring current and emerging leaders in sectors such as genomics, computer software and hardware, Internet infrastructure, biotechnology and wireless. The Conseco 20 Fund provides investors with a "best ideas" focus featuring a bit more diversity, but it too is technology-heavy.

   The Conseco Large-Cap (open since July 1) and Conseco Convertible Securities Funds also had significant technology holdings that dragged heavily on their performance. Although we employed an aggressive defensive strategy in these portfolios, the year's first three quarters of growth were washed overboard by the waves of market instability.

The year's top performers

   The Conseco Equity and Conseco Balanced Funds were able to cast limited technology holdings overboard in November, right themselves, and ride out the "perfect storm," finishing with healthy positive or near-positive returns.

   It's important to note that the Conseco Balanced Fund earned a four-star risk-adjusted performance ranking by Morningstar(1), placing it in the top 32.5% of its category. During the year, this fund also was ranked No. 2 by Barron's, and portfolio manager Greg Hahn was recognized among the publication's selection of the industry's Top 100 Mutual Fund Managers.

   Focused on investment-grade corporate bonds, the Conseco Fixed Income Fund weathered the Federal Reserve's rate hikes, inflation fears, increasing market concerns about high event-risk potential and one of the worst bond markets on record. Although the fund fell short of its benchmark, it finished in the black for the year, with Class A shares earning a three-star ranking and Class Y shares earning a four-star ranking from Morningstar.

Equity portfolio management strategy changes

   Just as the market downdraft was coming upon us, we unexpectedly lost our equity management team through what's known in the industry as a "lift out."

   As a result, on October 19 we filed a prospectus supplement with the Securities and Exchange Commission (SEC) announcing the departure of the firm's equity portfolio managers. I immediately assumed duties as the interim portfolio manager for all of the equity funds.

   To help ensure portfolio stability and adherence to the mandates of the funds' prospectuses, and to satisfy our fiduciary obligations to our shareholders, we engaged Frank Russell Co., an internationally renowned portfolio management transition consultant, to provide technical assistance.

   In addition, the senior management team immediately launched an aggressive initiative to recruit and hire new equity managers. During this search process, we recognized that 10.7% of approximately 6,700 domestic mutual fund portfolios (fixed income and equity combined), and 13.8% of all equity funds are managed by a sub-adviser.

   The senior management team concluded that adopting a sub-adviser strategy would more quickly provide our shareholders with highly experienced portfolio managers who had long-term performance records. This strategy also would allow us increased flexibility to change a sub-adviser in response to market shifts, performance results or other factors significant to a portfolio's management.

   In summary, we determined that a "best-in-class" sub-advised equity portfolio management strategy is a highly cost-effective, efficient and flexible approach for our shareholders that allows us to avoid high turnover and the associated tax consequences. We also avoid the impact of unexpected departures.

   The sub-adviser approach provides us with the capabilities to deliver a broader array of risk-adjusted, core products that will assist you in improving your asset allocation model.

   The Board of Trustees approved this strategy effective December 1, signing a new interim investment management contract with CCM and interim sub-advisory contracts with Oak Associates, ltd. ("Oak") and Chicago Equity Partners, LLC ("CEP").

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------

   Under these contracts, CCM serves as investment adviser and manager for the equity funds, and provides portfolio management oversight for the sub-advisers instead of directly managing these funds' portfolios. Shareholders will not incur any additional fees/expenses associated with these sub-adviser contracts.

   Oak was founded in 1985 and has earned a sterling reputation as one of the nation's leading aggressive growth managers. The firm's investment strategy centers on a buy and hold approach designed to generate exceptionally low portfolio turnover and consistent returns for our long-term investors. Oak manages the Conseco Science & Technology Fund with an aggressive growth strategy and the Conseco 20 Fund with a focused portfolio strategy.

   With a history dating back to 1989, CEP is known for its astute quantitative analysis, keen risk management, low turnover and consistent growth performance. The firm manages the Conseco Equity and Conseco Large-Cap Funds, and the equity portion of the Conseco Balanced Fund.

   These investment advisory contracts are subject to your approval. Shareholders of record as of January 24, 2001, should recently have received a comprehensive packet of proxy materials relating to a special shareholder meeting scheduled for March 29, 2001, at our offices here in Carmel, Indiana. You are most cordially invited to attend.

   The Board of Trustees has called this meeting to request your approval of these proposals, plus an exemptive order from the SEC that will permit us to make future sub-adviser agreements without repeatedly returning to you for approval.

   Your vote is very important. Please take the time to review the proxy material and vote your shares by returning the proxy card or by voting by phone,
(888) 221-0697. We have retained Georgeson Shareholder Communications, Inc. to assist us with this proxy solicitation. If we have not received your vote as the meeting date approaches, you may receive a phone call from Georgeson asking for your vote.

National attention focused on CFG

   Two of the industry's leading news organizations -- Institutional Investor and Fund Marketing Alert -- acknowledged the high quality of our service to financial consultants/advisors and their clients, and that service's impact on new asset growth. In March, they named our senior vice president and chief marketing officer, Bruce Johnston, one of the financial services industry's leaders and the "1999 Fund Marketer of the Year."

   Throughout the year we received substantial coverage from the financial news media, which observe our industry and follow the performance of our funds. Our investment management team's expertise, insight and performance were spotlighted on CNBC, Bloomberg, CBS MarketWatch, CNNfn, Yahoo! Finance Vision, the Wall Street Journal Scorecard and in a cover feature in Barron's.

Return to rationality and recovery

   Although the "perfect storm" of 2000 left considerable investment damage in its wake, we believe the final outcome will be much brighter than the movie's ending.

   Volatile markets and the technology sectors are here to stay; in this environment, astute asset allocation is a must for your investment portfolio to achieve success going forward.

   We believe that rationality will return, the Federal Reserve will take its foot off the brake, and the stock and bond markets will rebound (as they have historically).

   Our portfolio investments -- both fixed income and equity -- are based upon strong fundamentals and occupy leadership positions. We believe that, over the long haul, the technology and high-yield markets will resurface, and our holdings will be poised to realize their investment return potential.

Growth, performance, stability

   Conseco, Inc. CEO Gary Wendt arrived during the second quarter. His prestige, leadership and legendary penchant for building success in the financial services industry have engendered stability and market confidence, as demonstrated by the increase in Conseco's stock price since his arrival.

   This restoration of the holding company -- together with our more than 200 outstanding people at CCM, our proven investment process and our consistent, long-term performance -- are strong upsides for CCM's clients and the fund family's 45,500 shareholders.

   We're passionately committed to delivering top-drawer shareholder service and investment performance to you. I'm supremely confident that we're on the right course.

Sincerely,

Maxwell E. Bublitz, CFA
President & Trustee
Conseco Fund Group

President & CEO
Conseco Capital Management, Inc.

Senior Vice President of Investments
Conseco, Inc.

--------------------------------------------------------------------------------
(1) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change monthly. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star.

Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------------------
December 31, 2000
                                                          Conseco
                                                         Science &        Conseco         Conseco        Conseco
                                                        Technology          20            Equity        Large-Cap
                                                           Fund            Fund            Fund           Fund
                                                        -----------    ------------    ------------    -----------
ASSETS:
Investments in securities at cost ...................   $35,376,575    $261,895,737    $151,779,498    $31,090,319
------------------------------------------------------------------------------------------------------------------
Investments in securities at value ..................   $25,889,081    $205,261,627    $155,041,814    $29,603,715
Interest and dividends receivable ...................        16,824          54,620         149,993         47,531
Receivable for securities sold ......................            --       5,349,737       1,804,610        704,333
Receivable for shares sold ..........................       921,473       3,847,104         774,818        536,201
Cash ................................................     5,318,922      16,381,508       2,379,726         15,181
Organization costs ..................................            --          39,338          18,907             --
Prepaid assets ......................................        20,560          60,210          36,882         21,630
------------------------------------------------------------------------------------------------------------------
   Total assets .....................................    32,166,860     230,994,144     160,206,750     30,928,591
------------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS:
Payable to Conseco, Inc. and subsidiaries ...........        70,154         359,371         147,941         69,709
Accrued expenses ....................................        34,237         100,688          49,628         35,780
Payable for shares redeemed .........................       149,498       6,710,730       1,683,571        139,608
Payable for securities purchased ....................            --       6,667,199       3,190,181         69,226
Other payables ......................................            --             523              21             --
------------------------------------------------------------------------------------------------------------------
   Total liabilities ................................       253,889      13,838,511       5,071,342        314,323
------------------------------------------------------------------------------------------------------------------
   Net assets .......................................   $31,912,971    $217,155,633    $155,135,408    $30,614,268
------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital .....................................   $49,210,732    $316,404,019    $177,491,254    $36,933,964
Accumulated undistributed net investment income .....            --              --              --             --
Accumulated undistributed net realized gains (losses)
   on investments ...................................    (7,810,267)    (42,614,276)    (25,618,162)    (4,833,092)
Net unrealized appreciation (depreciation)
   on investments ...................................    (9,487,494)    (56,634,110)      3,262,316     (1,486,604)
------------------------------------------------------------------------------------------------------------------
   Net assets .......................................   $31,912,971    $217,155,633    $155,135,408    $30,614,268
------------------------------------------------------------------------------------------------------------------

                                                                          Conseco         Conseco        Conseco
                                                           Conseco      Convertible        High           Fixed
                                                          Balanced       Securities        Yield         Income
                                                            Fund            Fund           Fund           Fund
                                                        -----------     -----------     -----------    -----------
Assets:
Investments in securities at cost ....................  $63,365,356     $68,068,345    $ 95,927,884    $70,426,498
------------------------------------------------------------------------------------------------------------------
Investments in securities at value ..................   $61,629,541     $65,483,114    $ 84,859,323    $70,318,279
Interest and dividends receivable ....................      514,433         466,523       1,899,424      1,269,030
Receivable for securities sold .......................      216,130       1,006,914         938,865        155,241
Receivable for shares sold ...........................      971,069         454,334         255,702      1,539,224
Cash .................................................      223,137         615,780         265,930      1,813,968
Organization costs ...................................       18,907              --          39,338         18,907
Prepaid assets .......................................       40,435          45,087          48,025          1,995
------------------------------------------------------------------------------------------------------------------
   Total assets ......................................   63,613,652      68,071,752      88,306,607     75,116,644
------------------------------------------------------------------------------------------------------------------
Liabilities and Net Assets:
Payable to Conseco, Inc. and subsidiaries ............       71,310          92,412         111,639         56,493
Accrued expenses .....................................       23,831          24,091          47,299         56,929
Payable for shares redeemed ..........................      212,049         354,708         584,851        314,352
Payable for securities purchased .....................      763,996              --         522,588        296,290
Other payables .......................................        3,397              --              --             --
------------------------------------------------------------------------------------------------------------------
   Total liabilities .................................    1,074,583         471,211       1,266,377        724,064
------------------------------------------------------------------------------------------------------------------
   Net assets .......................................   $62,539,069     $67,600,541    $ 87,040,230    $74,392,580
------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Paid-in capital .....................................   $68,604,862     $68,822,738    $112,629,437    $76,133,005
Accumulated undistributed net investment income ......       43,429         205,649          79,393         50,554
Accumulated undistributed net realized gains (losses)
   on investments ....................................   (4,373,407)      1,157,385     (14,600,039)    (1,682,760)
Net unrealized appreciation (depreciation)
   on investments ....................................   (1,735,815)     (2,585,231)    (11,068,561)      (108,219)
------------------------------------------------------------------------------------------------------------------
   Net assets .......................................   $62,539,069     $67,600,541    $ 87,040,230    $74,392,580
------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.
2

                                                               Conseco
                                                              Science &       Conseco        Conseco        Conseco
                                                             Technology         20           Equity        Large-Cap
                                                                Fund           Fund           Fund           Fund
                                                            -----------    -----------    ------------   -----------
Net asset value, offering price and redemption
price per share:
Class A Shares:
Shares outstanding (unlimited shares authorized,
   no par value) ........................................     2,861,174      2,843,999       1,542,695     1,628,657
Net assets ..............................................   $19,849,864    $33,439,131    $ 15,210,472   $13,737,272
Net asset value and redemption price per share (Note 1) .         $6.94         $11.76           $9.86         $8.43
Maximum sales charge per share (5.75 percent of
   public offering price; 5.00 percent of public
   offering price for the Conseco Fixed Income Fund) ....          0.42           0.72            0.60          0.51
Maximum offering price per share ........................         $7.36         $12.48          $10.46         $8.94
--------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares outstanding (unlimited shares authorized,
   no par value) ........................................       678,439      7,756,520       2,037,775       962,232
Net assets ..............................................   $ 4,698,953    $89,043,536    $ 19,620,508   $ 8,095,605
Net asset value and offering price per share (Note 1) (a)         $6.93         $11.48           $9.63         $8.41
--------------------------------------------------------------------------------------------------------------------
Class C Shares:
Shares outstanding (unlimited shares authorized,
   no par value) ........................................       740,023      5,578,477       1,432,034       892,199
Net assets ..............................................   $ 5,121,866    $64,272,117    $ 13,792,736   $ 7,513,099
Net asset value and offering price per share (Note 1) (a)         $6.92         $11.52           $9.63         $8.42
--------------------------------------------------------------------------------------------------------------------
Shares outstanding (unlimited shares authorized,
   no par value) ........................................       322,331      2,599,066      10,485,633       150,038
Net assets ..............................................   $ 2,242,288    $30,400,849    $106,511,692   $ 1,268,292
Net asset value, offering price and
   redemption price per share (Note 1) ..................         $6.96         $11.70          $10.16         $8.45
--------------------------------------------------------------------------------------------------------------------

                                                                                                  CONSECO FUND GROUP
                                                                                                  2000 Annual Report
--------------------------------------------------------------------------------------------------------------------

                                                                             Conseco        Conseco        Conseco
                                                              Conseco      Convertible       High          Fixed
                                                              Balanced      Securities       Yield         Income
                                                                Fund           Fund          Fund           Fund
                                                            ------------   ------------  ------------   ------------
Net asset value, offering price and redemption
price per share:
Class A Shares:
Shares outstanding (unlimited shares authorized,
   no par value) ........................................     2,194,774      1,272,780       2,400,171     3,289,741
Net assets ..............................................   $24,310,700    $15,022,475     $19,688,521  $ 32,693,263
Net asset value and redemption price per share (Note 1) .        $11.08         $11.80           $8.20         $9.94
Maximum sales charge per share (5.75 percent of
   public offering price; 5.00 percent of public
   offering price for the Conseco Fixed Income Fund) ....          0.68           0.72            0.50          0.52
Maximum offering price per share ........................        $11.76         $12.52           $8.70        $10.46
--------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares outstanding (unlimited shares authorized,
   no par value) ........................................     1,278,425      2,628,756       5,065,252       942,452
Net assets ..............................................   $13,957,659    $30,872,337     $41,318,739  $  9,339,697
Net asset value and offering price per share (Note 1) (a)        $10.92         $11.74           $8.16         $9.91
--------------------------------------------------------------------------------------------------------------------
Class C Shares:
Shares outstanding (unlimited shares authorized,
   no par value) ........................................       771,040      1,011,874       2,288,903       519,451
Net assets ..............................................   $ 8,486,609    $11,918,981     $18,644,688  $  5,170,618
Net asset value and offering price per share (Note 1) (a)        $11.01         $11.78           $8.15         $9.95
--------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Shares outstanding (unlimited shares authorized,
   no par value) ........................................     1,413,093        828,712         896,883     2,725,266
Net assets ..............................................   $15,784,101    $ 9,786,748     $ 7,388,282  $ 27,189,002
Net asset value, offering price and
   redemption price per share (Note 1) ..................        $11.17         $11.81           $8.24         $9.98
--------------------------------------------------------------------------------------------------------------------

(a) Redemption price for Class B and C shares varies based on length of time held.

   The accompanying notes are an integral part of these financial statements.
                                                                               3

Statements of Operations
-----------------------------------------------------------------------------------------------------------------------
For the year or period ended December 31, 2000
                                                             Conseco
                                                            Science &        Conseco        Conseco         Conseco
                                                           Technology          20           Equity         Large-Cap
                                                              Fund(a)         Fund           Fund           Fund(a)
                                                          ------------    -------------   -----------     -----------
INVESTMENT INCOME:
Interest ............................................   $     89,767    $   1,198,965     $   588,906    $   109,434
Dividends* ..........................................          4,637          236,704         657,909         63,112
-----------------------------------------------------------------------------------------------------------------------
   Total investment income ..........................         94,404        1,435,669       1,246,815        172,546
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees ............................        183,060        2,690,206       1,312,117         89,882
Distribution and service fees:
   Class A ..........................................         69,332          400,304         133,725         55,014
   Class B ..........................................         18,577        1,325,867         130,317          6,626
   Class C ..........................................         16,109          976,559         107,980         10,183
Administration fee ..................................         36,612          768,630         374,891         25,680
Transfer agent fee ..................................         22,880          117,758          18,449         22,532
Registration and filing fees ........................         35,312           95,619          35,834         33,484
Custody fees ........................................          7,016           37,966          22,870          9,816
Audit fees ..........................................          4,024           18,061           4,886          4,009
Organizational costs ................................          2,319           19,727          18,893          2,319
Legal fees ..........................................          2,024            5,254           1,989          2,024
Reports-- printing ..................................          7,840          129,649          17,604          7,624
Director fees and expenses ..........................          2,288           13,514           8,251          1,972
Other ...............................................          1,972           13,501           4,385          1,472
-----------------------------------------------------------------------------------------------------------------------
   Total expenses ...................................        409,365        6,612,615       2,192,191        272,637
-----------------------------------------------------------------------------------------------------------------------
Less expense reductions and reimbursements (Note 3) .        (76,522)              --              --        (72,412)
-----------------------------------------------------------------------------------------------------------------------
   Net expenses .....................................        332,843        6,612,615       2,192,191        200,225
-----------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) .....................       (238,439)      (5,176,946)       (945,376)       (27,679)
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on sale of investments ..     (7,810,267)      (4,359,344)     26,082,591     (4,833,092)
Net change in unrealized appreciation or depreciation
   on investments ...................................     (9,487,494)     (98,691,282)    (28,398,025)    (1,486,604)
-----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
        on investments ..............................    (17,297,761)    (103,050,626)     (2,315,434)    (6,319,696)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations   $(17,536,200)   $(108,227,572)    $(3,260,810)   $(6,347,375)
-----------------------------------------------------------------------------------------------------------------------
*Net of taxes withheld ..............................   $         61    $          --     $        --    $        41

                                                                               Conseco         Conseco         Conseco
                                                              Conseco        Convertible        High           Fixed
                                                             Balanced        Securities         Yield          Income
                                                               Fund             Fund            Fund            Fund
                                                             ----------     ------------    ------------     ----------
Investment Income:
Interest ............................................        $1,798,644     $  2,938,082    $ 11,174,454     $4,990,355
Dividends* ..........................................           221,410          715,974         147,375        127,340
-----------------------------------------------------------------------------------------------------------------------
   Total investment income ..........................         2,020,054        3,654,056      11,321,829      5,117,695
-----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ............................           411,641          769,123         808,792        300,782
Distribution and service fees:
   Class A ..........................................           158,456          120,693         152,793        195,289
   Class B ..........................................            76,999          303,664         471,670         57,978
   Class C ..........................................            53,146          120,464         217,625         27,966
Administration fee ..................................           117,611          180,970         231,083        133,681
Transfer agent fee ..................................            83,198           47,635          54,679         22,666
Registration and filing fees ........................            44,738           49,514          52,480         20,084
Custody fees ........................................            32,920           11,886          32,089         10,614
Audit fees ..........................................             5,076            6,207           8,864          4,539
Organizational costs ................................            18,893               --          19,727         18,893
Legal fees ..........................................             3,893            5,204           8,045          1,326
Reports-- printing ..................................             6,744            8,376          16,416          6,871
Director fees and expenses ..........................             3,446            2,109           6,399          2,841
Other ...............................................             3,979            2,044           6,178          3,356
-----------------------------------------------------------------------------------------------------------------------
   Total expenses ...................................         1,020,740        1,627,889       2,086,840        806,886
-----------------------------------------------------------------------------------------------------------------------
Less expense reductions and reimbursements (Note 3) .          (144,081)        (132,975)       (204,877)      (124,610)
-----------------------------------------------------------------------------------------------------------------------
   Net expenses .....................................           876,659        1,494,914       1,881,963        682,276
-----------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) .....................         1,143,395        2,159,142       9,439,866      4,435,419
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
Gains (Losses) on Investments:
Net realized gains (losses) on sale of investments ..         8,151,623       11,944,366     (11,735,505)         3,368
Net change in unrealized appreciation or depreciation
   on investments ...................................        (7,470,910)     (18,804,355)    (10,187,529)     2,173,698
-----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
        on investments ..............................           680,713       (6,859,989)    (21,923,034)     2,177,066
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $  1,824,108    $  (4,700,847)   $(12,483,168)    $6,612,485
-----------------------------------------------------------------------------------------------------------------------
*Net of taxes withheld ..............................      $         86    $       1,477    $         --     $       --

(a) Period from July 1, 2000 (commencement of operations) through December 31, 2000.

   The accompanying notes are an integral part of these financial statements.
4

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
For the year or period ended December 31
                                                     Conseco Science &
                                                      Technology Fund         Conseco 20 Fund               Conseco Equity Fund
                                                     -----------------  ----------------------------    ---------------------------
                                                          2000(a)            2000             1999           2000          1999
                                                        -----------     ----------------------------    ---------------------------
OPERATIONS:
Net investment income (loss) ........................   $  (238,439)    $  (5,176,946)  $ (1,022,303)   $   (945,376)  $   (513,950)
Net realized gains (losses) on sale of investments ..    (7,810,267)       (4,359,344)    30,983,607      26,082,591     37,999,342
Net change in unrealized appreciation or depreciation
   on investments ...................................    (9,487,494)      (98,691,282)    34,276,573     (28,398,025)    15,927,962
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from operations ..........   (17,536,200)     (108,227,572)    64,237,877      (3,260,810)    53,413,354
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM NET
INVESTMENT INCOME:
Class A shares ......................................            --                --             --              --             --
Class B shares ......................................            --                --             --              --             --
Class C shares ......................................            --                --             --              --             --
Class Y shares ......................................            --                --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends from net investment income .......            --                --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS OF NET
CAPITAL GAINS:
Class A shares ......................................            --        (7,388,130)    (2,781,016)     (7,324,372)    (5,527,099)
Class B shares ......................................            --       (20,938,625)    (3,782,583)     (8,247,716)      (602,715)
Class C shares ......................................            --       (14,911,021)    (1,921,015)     (5,600,004)      (513,936)
Class Y shares ......................................            --        (6,861,800)    (3,127,718)    (40,974,426)   (19,135,544)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions of net capital gains .........            --       (50,099,576)   (11,612,332)    (62,146,518)   (25,779,294)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold .........................................    53,433,858       511,768,513    199,779,377     237,242,136     71,111,944
Reinvested dividends and distributions ..............            --        12,612,070      3,961,545      44,946,703     23,540,151
Shares redeemed .....................................    (3,984,687)     (366,492,558)   (83,040,841)   (207,595,794)   (65,606,063)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from capital
   share transactions ...............................    49,449,171       157,888,025    120,700,081      74,593,045     29,046,032
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ..........    31,912,971          (439,123)   173,325,626       9,185,717     56,680,092
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period ..............................            --       217,594,756     44,269,130     145,949,691     89,269,599
------------------------------------------------------------------------------------------------------------------------------------
   End of period ....................................   $31,912,971      $217,155,633   $217,594,756    $155,135,408   $145,949,691
------------------------------------------------------------------------------------------------------------------------------------
Including undistributed net investment income of ....   $        --      $         --   $         --    $         --   $         --

                                                         Conseco
                                                      Large-Cap Fund   Conseco Balanced Fund   Conseco Convertible Securities Fund
                                                      --------------  -----------------------  -----------------------------------
                                                         2000(a)        2000           1999           2000             1999
                                                      ------------    -----------------------  -----------------------------------
OPERATIONS:
Net investment income (loss) ........................ $    (27,679)   $  1,143,395 $   723,535    $  2,159,142   $    850,716
Net realized gains (losses) on sale of investments ..   (4,833,092)      8,151,623   6,886,972      11,944,366        709,998
Net change in unrealized appreciation or depreciation
   on investments ...................................   (1,486,604)     (7,470,910)  3,085,847     (18,804,355)    13,674,727
----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from operations ..........   (6,347,375)      1,824,108  10,696,354      (4,700,847)    15,235,441
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM NET
INVESTMENT INCOME:
Class A shares ......................................           --        (552,954)   (510,331)       (550,849)      (717,148)
Class B shares ......................................           --        (137,295)    (87,593)       (604,434)       (52,733)
Class C shares ......................................           --         (86,141)    (25,562)       (236,607)       (15,161)
Class Y shares ......................................           --        (323,366)   (100,814)       (561,603)       (66,901)
----------------------------------------------------------------------------------------------------------------------------------
   Total dividends from net investment income .......           --      (1,099,756)   (724,300)     (1,953,493)      (851,943)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS OF NET
CAPITAL GAINS:
Class A shares ......................................           --      (6,221,075) (3,025,465)     (2,508,657)      (258,716)
Class B shares ......................................           --      (3,046,893)   (266,632)     (4,928,848)      (120,598)
Class C shares ......................................           --      (1,750,981)   (205,809)     (1,917,770)       (34,914)
Class Y shares ......................................           --      (3,349,295)   (823,600)     (1,532,711)      (259,871)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions of net capital gains .........           --     (14,368,244) (4,321,506)    (10,887,986)      (674,099)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold .........................................   52,012,318      58,243,243   8,327,184      75,859,380     57,943,854
Reinvested dividends and distributions ..............           --       5,938,767   3,110,149       2,578,562        321,652
Shares redeemed .....................................  (15,050,675)    (34,234,901) (3,551,802)    (64,375,698)   (28,508,736)
----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from capital
   share transactions ...............................   36,961,643      29,947,109   7,885,531      14,062,244     29,756,770
----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ..........   30,614,268      16,303,217  13,536,079      (3,480,082)    43,466,169
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period ..............................           --      46,235,852  32,699,773      71,080,623     27,614,454
----------------------------------------------------------------------------------------------------------------------------------
   End of period .................................... $ 30,614,268    $ 62,539,069 $46,235,852    $ 67,600,541   $ 71,080,623
----------------------------------------------------------------------------------------------------------------------------------
Including undistributed net investment income of .... $         --    $     43,429 $        --    $    205,649   $         --

                                                                                                               CONSECO FUND GROUP
                                                                                                               2000 Annual Report
----------------------------------------------------------------------------------------------------------------------------------

                                                             Conseco High Yield Fund                 Conseco Fixed Income Fund
                                                        --------------------------------       -----------------------------------
                                                               2000             1999                    2000             1999
                                                        --------------------------------       -----------------------------------
OPERATIONS:
Net investment income (loss) ........................   $   9,439,866  $     8,907,486         $     4,435,419   $     3,952,149
Net realized gains (losses) on sale of investments ..     (11,735,505)      (1,875,854)                  3,368        (1,545,396)
Net change in unrealized appreciation or depreciation
   on investments ...................................     (10,187,529)          45,213               2,173,698        (2,546,409)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from operations ..........     (12,483,168)       7,076,845               6,612,485          (139,656)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM NET
INVESTMENT INCOME:
Class A shares ......................................      (2,484,484)      (4,202,545)             (1,907,578)       (1,960,510)
Class B shares ......................................      (3,765,229)      (2,690,656)               (353,554)         (231,198)
Class C shares ......................................      (1,748,082)        (951,375)               (171,473)         (121,935)
Class Y shares ......................................      (1,362,678)      (1,076,564)             (1,948,793)       (1,625,267)
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends from net investment income .......      (9,360,473)      (8,921,140)             (4,381,398)       (3,938,910)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS OF NET
CAPITAL GAINS:
Class A shares ......................................              --               --                      --           (94,314)
Class B shares ......................................              --               --                      --           (11,058)
Class C shares ......................................              --               --                      --            (6,488)
Class Y shares ......................................              --               --                      --           (71,443)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions of net capital gains .........              --               --                      --          (183,303)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold .........................................      75,875,999      158,370,742              63,011,968        60,359,426
Reinvested dividends and distributions ..............       1,433,447          998,499               1,864,819         1,693,516
Shares redeemed .....................................    (101,013,094)     (69,329,562)            (58,325,266)      (40,426,510)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from capital
   share transactions ...............................     (23,703,648)      90,039,679               6,551,521        21,626,432
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ..........     (45,547,289)      88,195,384               8,782,608        17,364,563
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period ..............................     132,587,519       44,392,135              65,609,972        48,245,409
------------------------------------------------------------------------------------------------------------------------------------
   End of period ....................................   $  87,040,230    $ 132,587,519            $ 74,392,580      $ 65,609,972
------------------------------------------------------------------------------------------------------------------------------------
Including undistributed net investment income of ....   $      79,393    $          --            $     50,627      $         --

(a) Period from July 1, 2000 (commencement of operations) through December 31, 2000.

   The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
For the year or period ended December 31
                                                 Conseco Science &
                                                  Technology Fund           Conseco 20 Fund                Conseco Equity Fund
                                                ------------------  --------------------------------  -----------------------------
                                                      2000(a)            2000             1999            2000             1999
                                                ------------------  --------------------------------  -----------------------------
SHARE DATA:
Class A shares:
Sold ...........................................     3,054,329        8,665,803        4,232,232        6,240,601      2,640,042
Reinvested dividends and distributions .........            --          246,495           34,269          318,496         91,028
Redeemed .......................................      (193,155)      (8,653,381)      (4,325,212)      (6,828,337)    (3,006,790)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) .....................     2,861,174          258,917          (58,711)        (269,240)      (275,720)
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .........................            --        2,585,082        2,643,793        1,811,935      2,087,655
   End of period ...............................     2,861,174        2,843,999        2,585,082        1,542,695      1,811,935
------------------------------------------------------------------------------------------------------------------------------------
Class B shares:
Sold ...........................................       737,462        5,767,206        3,054,669        1,841,473        122,282
Reinvested dividends and distributions .........            --          423,510           29,256          227,280          9,282
Redeemed .......................................       (59,023)      (1,925,688)        (164,644)        (247,297)       (46,275)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase ................................       678,439        4,265,028        2,919,281        1,821,456         85,289
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .........................            --        3,491,492          572,211          216,319        131,030
   End of period ...............................       678,439        7,756,520        3,491,492        2,037,775        216,319
------------------------------------------------------------------------------------------------------------------------------------
Class C shares:
Sold ...........................................       838,931        5,615,307        1,752,294        1,610,867        143,420
Reinvested dividends and distributions .........            --          288,279           19,979          124,310            856
Redeemed .......................................       (98,908)      (2,138,198)        (193,027)        (487,580)        (8,979)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase ................................       740,023        3,765,388        1,579,246        1,247,597        135,297
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .........................            --        1,813,089          233,843          184,437         49,140
   End of period ...............................       740,023        5,578,477        1,813,089        1,432,034        184,437
------------------------------------------------------------------------------------------------------------------------------------
Class Y shares:
Sold ...........................................       443,112        3,356,150        2,746,992        3,282,641      2,084,675
Reinvested dividends and distributions .........            --          192,403          113,354        4,134,182      1,055,856
Redeemed .......................................      (120,781)      (3,672,873)        (150,556)      (3,609,584)    (1,263,226)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) .....................       322,331         (124,320)       2,709,790        3,807,239      1,877,305
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .........................            --        2,723,386           13,596        6,678,394      4,801,089
   End of period ...............................       322,331        2,599,066        2,723,386       10,485,633      6,678,394
------------------------------------------------------------------------------------------------------------------------------------

8

                                                     Conseco
                                                  Large-Cap Fund      Conseco Balanced Fund     Conseco Convertible Securities Fund
                                                ------------------  -------------------------   -----------------------------------
                                                      2000(a)         2000             1999           2000             1999
                                                ------------------  -------------------------   -----------------------------------
SHARE DATA:
Class A shares:
Sold ...........................................    3,154,250       1,347,369         99,536        750,356          986,869
Reinvested dividends and distributions .........           --         136,585        131,606         31,035              498
Redeemed .......................................   (1,525,593)     (1,653,336)       (96,395)    (1,043,995)      (1,963,130)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) .....................    1,628,657        (169,382)       134,747       (262,604)        (975,763)
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .........................           --       2,364,156      2,229,409      1,535,384        2,511,147
   End of period ...............................    1,628,657       2,194,774      2,364,156      1,272,780        1,535,384
-----------------------------------------------------------------------------------------------------------------------------------
Class B shares:
Sold ...........................................      975,790       1,114,122        115,984      2,156,762          932,283
Reinvested dividends and distributions .........           --          94,571          5,470         88,823            1,651
Redeemed .......................................      (13,558)       (143,545)       (20,292)      (537,064)         (13,815)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase ................................      962,232       1,065,148        101,162      1,708,521          920,119
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .........................           --         213,277        112,115        920,235              116
   End of period ...............................      962,232       1,278,425        213,277      2,628,756          920,235
-----------------------------------------------------------------------------------------------------------------------------------
Class C shares:
Sold ...........................................    1,064,883         749,725        130,938      1,030,244          281,486
Reinvested dividends and distributions .........           --          22,724          1,509         40,778              606
Redeemed .......................................     (172,684)       (169,569)       (66,879)      (334,515)          (6,841)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase ................................      892,199         602,880         65,568        736,507          275,251
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .........................           --         168,160        102,592        275,367              116
   End of period ...............................      892,199         771,040        168,160      1,011,874          275,367
-----------------------------------------------------------------------------------------------------------------------------------
Class Y shares:
Sold ...........................................      167,413         747,115        369,267        856,207        2,024,253
Reinvested dividends and distributions .........           --         286,767         65,854         59,819           18,704
Redeemed .......................................      (17,375)       (296,823)      (111,244)    (2,119,336)         (11,051)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) .....................      150,038         737,059        323,877     (1,203,310)       2,031,906
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .........................           --         676,034        352,157      2,032,022              116
   End of period ...............................      150,038       1,413,093        676,034        828,712        2,032,022
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                CONSECO FUND GROUP
                                                                                                                2000 Annual Report
----------------------------------------------------------------------------------------------------------------------------------

                                                              Conseco High Yield Fund               Conseco Fixed Income Fund
                                                       ------------------------------------   ------------------------------------
                                                              2000             1999                  2000             1999
                                                       ------------------------------------   ------------------------------------
SHARE DATA:
Class A shares:
Sold .........................................            4,198,656         6,221,921             4,642,039        3,002,369
Reinvested dividends and distributions                       24,845            16,109                 6,757            2,154
Redeemed .....................................           (6,082,879)       (4,799,560)           (4,553,390)      (2,815,791)
----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) ...................           (1,859,378)        1,438,470                95,406          188,732
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .......................            4,259,549         2,821,079             3,194,335        3,005,603
   End of period .............................            2,400,171         4,259,549             3,289,741        3,194,335
----------------------------------------------------------------------------------------------------------------------------------
Class B shares:
Sold .........................................            1,657,629         3,951,066               541,245          359,137
Reinvested dividends and distributions                       37,105            15,200                 3,054            1,243
Redeemed .....................................           (1,388,415)         (338,125)             (147,455)         (71,662)
----------------------------------------------------------------------------------------------------------------------------------
   Net increase ..............................              306,319         3,628,141               396,844          288,718
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .......................            4,758,933         1,130,792               545,608          256,890
   End of period .............................            5,065,252         4,758,933               942,452          545,608
----------------------------------------------------------------------------------------------------------------------------------
Class C shares:
Sold .........................................            1,402,793         1,908,621               394,152          307,198
Reinvested dividends and distributions                       25,520             9,577                 1,533              775
Redeemed .....................................           (1,003,302)         (424,668)             (151,996)         (84,911)
----------------------------------------------------------------------------------------------------------------------------------
   Net increase ..............................              425,011         1,493,530               243,689          223,062
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .......................            1,863,892           370,362               275,762           52,700
   End of period .............................            2,288,903         1,863,892               519,451          275,762
----------------------------------------------------------------------------------------------------------------------------------
Class Y shares:
Sold .........................................             812,992          3,545,296               860,748        2,436,511
Reinvested dividends and distributions                      66,428             18,471               180,773           78,083
Redeemed .....................................          (2,377,188)        (1,292,582)           (1,120,830)      (1,115,550)
----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) ...................          (1,497,768)         2,271,185               (79,309)       1,399,044
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Beginning of period .......................           2,394,651            123,466             2,804,575        1,405,531
   End of period .............................             896,883          2,394,651             2,725,266        2,804,575
----------------------------------------------------------------------------------------------------------------------------------

(a) Period from July 1, 2000 (commencement of operations) through December 31, 2000.

   The accompanying notes are an integral part of these financial statements.
                                                                               9

Conseco Science & Technology Fund
--------------------------------------------------------------------------------
Portfolio Manager's Review

   The stock market went into a steep correction during the third quarter and picked up speed through the end of the year.

   The NASDAQ and tech stocks, after several years of spectacular performance, were pounded the hardest. In fact, this was the single-steepest drop on record, even surpassing the market declines of 1987 and 1974.

   What is noteworthy is that historically, after these sharp declines, the market has enjoyed a sharp rally. That would certainly seem a likely outcome at this time as well. Whether we are at the bottom, or have a few more months to go, no one knows.

Exceedingly cheap prices

   One thing we can discern from this information: This appears to be an attractive time to buy technology stocks. We think that sometime in the future, we will look back and see these prices as exceedingly cheap.

   Tech is here to stay even though several strong technology firms have had earnings disappointments. The majority of the tech companies, particularly the infrastructure companies, continue to do well and the outlook is positive.

   Cisco Systems, Inc. ("Cisco") went from $55/share on December 11 to $36/share on December 20, a decline of 34% in less than two weeks after a major decline from $80/share. The decline from this high was about 54%. This has occurred in spite of the fact that the fundamentals continue to look very good for Cisco, but none of this saved the stock from getting pummeled.

New portfolio management structure implemented

   On October 19 -- just as the market free fall intensified -- we filed a prospectus supplement informing shareholders that the Fund's manager, along with key members of our equity management team, had departed.

   I immediately assumed the Fund's portfolio management responsibilities on an interim basis. During this transition, we engaged Frank Russell Co. to provide me with technical assistance while the senior management team embarked on an aggressive search for a new portfolio manager.

   During this process, we concluded that adopting a sub-adviser strategy would be the most effective way to provide the Fund's shareholders with highly experienced portfolio managers who have solid long-term performance records gained through all kinds of market conditions.

Growth of $10,000

            Conseco Science & Technology Fund
   DATE            (Class A shares)            NASDAQ 100 Index  S&P 500 Index
  6/30/00              $9,425.00                 $10,000.00       $10,000.00
  7/31/00             $10,320.38                  $9,590.00        $9,844.00
  8/31/00             $11,847.23                 $10,833.82       $10,455.31
  9/29/00             $10,989.55                  $9,487.18        $9,903.27
 10/31/00              $9,830.28                  $8,721.56        $9,861.68
 11/30/00              $7,426.90                  $6,660.66        $9,084.58
 12/29/00              $6,540.95                  $6,222.39        $9,129.09

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/00. Past performance does not guarantee future results.

   Consequently, effective December 1, the Conseco Fund Group Board of Trustees approved Oak Associates, ltd. ("Oak") as the Fund's interim sub-adviser.

   Conseco Capital Management, Inc. ("CCM") continues as the investment adviser and provides fiduciary oversight. Additional discussion as to why we chose Oak is contained in my letter to shareholders at the beginning of this annual report.

Long-run perspective: Return to rationality

   We believe the stock market is irrational in the short run but rational in the long run. Unfortunately, we are going through one of the irrational phases.

   We think the market will turn more rational in the longer run; however, this belief is of limited comfort as we watch the irrationality continue into 2001. From an economic standpoint, there is increasing evidence that the economy is entering a slowdown.

Lowering interest rates will help turn the markets

   On the interest-rate side, we are pleased to see that the Federal Reserve eased back one full point during January 2001. We should be mindful, however, that once rates are changed it usually takes a full 12 months to work through the economy.

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------

   The intermediate-term and longer-term fundamentals still appear to be extremely attractive. By the end of the first quarter we believe we should start to see some positive earnings reports and strong indicators that a better market is on the near horizon.

Maxwell E. Bublitz, CFA
President & CEO
Conseco Capital Management, Inc.

Oak sub-advises the Fund. Founded in 1985, Oak -- known for exceptionally low-turnover, aggressive growth performance -- has $31 billion in taxable and tax-exempt assets under management for more than 100 institutional clients, as well as three no-load mutual funds. On December 1, Oak replaced Maxwell E. Bublitz, CFA, president and CEO of CCM, who had been serving as the Fund's portfolio manager.


--------------------------------------------------------------------------------
(1) Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the Fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Science & Technology Fund is 5.75%. The NASDAQ 100 Index is an unmanaged index considered to be representative of the technology arena in general. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.
(2) Beta measures the Fund's volatility as compared against the NASDAQ 100
    Index.
(3) Not annualized.

Average annual total return(1) (as of 12/31/00)

                               Inception                            Since
                                 date      1 year     3 years    inception(3)
                              -----------  ------     ------     ------------
Science & Technology A.....   07/01/2000     n/a       n/a          -34.59%
Science & Technology B.....   07/01/2000     n/a       n/a          -34.17%
Science & Technology C.....   07/01/2000     n/a       n/a          -31.49%
Science & Technology Y.....   07/01/2000     n/a       n/a          -30.40%
NASDAQ 100 Index...........   07/01/2000     n/a       n/a          -37.78%
S&P 500 Index..............   07/01/2000     n/a       n/a           -8.71%
--------------------------------------------------------------------------------
Top five sectors (as of 12/31/00)
 Electronic, Other Electrical Equipment, except Computers.........    22.4%
 Industrial, Commercial Machinery, Computers......................    20.1%
 Semiconductors, Related Devices..................................    18.0%
 Business Services................................................    13.3%
 Telecommunications Equipment, Fiber Optics.......................     4.9%
--------------------------------------------------------------------------------
Top 10 holdings (as of 12/31/00)
 Semtech Corp.....................................................     5.7%
 Novellus Systems, Inc............................................     5.5%
 Cisco Systems, Inc...............................................     5.1%
 Vitesse Semiconductor Corp.......................................     4.6%
 Brocade Communications Systems, Inc..............................     4.4%
 Applied Materials, Inc...........................................     4.2%
 Juniper Networks, Inc............................................     4.1%
 Maxim Integrated Products, Inc...................................     4.0%
 CIENA Corp.......................................................     3.9%
 Network Appliance, Inc...........................................     3.8%
--------------------------------------------------------------------------------
/ / Current net assets: $31,912,971
/ / Beta: 1.10 (Class A shares)(2)

Conseco Science & Technology Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES                                                      VALUE
---------------------                                          --------
COMMON STOCKS (81.1%)
Business Services (13.3%)
     15,400   Brocade Communications Systems, Inc. (a) ...   $ 1,413,912
     14,000   CacheFlow, Inc. (a) ........................       238,875
     33,000   Exodus Communications, Inc. (a) ............       660,000
     16,000   TIBCO Software, Inc. (a) ...................       767,000
     13,230   VERITAS Software Corp. (a) .................     1,157,625
                                                             -----------
                                                               4,237,412
                                                             -----------
Electronic, Other Electrical Equipment,
     except Computers (22.4%)
     12,000   Broadcom Corp. - Class A (a) ...............     1,008,000
     15,180   CIENA Corp. (a) ............................     1,233,375
     29,000   JNI Corp. (a) ..............................       657,938
     26,500   Maxim Integrated Products, Inc. (a) ........     1,267,031
     19,000   Network Appliance, Inc. (a) ................     1,219,563
     48,800   Novellus Systems, Inc. (a) .................     1,753,750
                                                             -----------
                                                               7,139,657
                                                             -----------
Industrial, Commercial Machinery, Computers (20.1%)
     35,000   Applied Materials, Inc. (a) ................     1,336,562
     42,850   Cisco Systems, Inc. (a) ....................     1,639,012
     17,400   EMC Corp. (a) ..............................     1,157,100
     10,410   Juniper Networks, Inc. (a) .................     1,312,311
     34,520   Sun Microsystems, Inc. (a) .................       962,245
                                                             -----------
                                                               6,407,230
                                                             -----------
Measuring Instruments, Photo Goods, Watches (2.4%)
      9,900   Newport Corp. ..............................       778,233
                                                             -----------
Semiconductors, Related Devices (18.0%)
      9,720   Integrated Device Technology, Inc. (a) .....   $   321,975
     13,010   PMC-Sierra, Inc. (a) .......................     1,022,911
     81,800   Semtech Corp. (a) ..........................     1,804,713
     26,000   TriQuint Semiconductor, Inc. (a) ...........     1,135,875
     26,780   Vitesse Semiconductor Corp. (a) ............     1,481,269
                                                             -----------
                                                               5,766,743
                                                             -----------
Telecommunications Equipment, Fiber Optics (4.9%)
     11,000   Avanex Corp. (a) ...........................       655,187
     21,700   JDS Uniphase Corp. (a) .....................       904,619
                                                             -----------
                                                               1,559,806
                                                             -----------
              Total common stocks (cost $35,376,575) .....    25,889,081
                                                             -----------
Total investments (cost $35,376,575) (81.1%) .............    25,889,081
                                                             -----------
Other assets, less liabilities (18.9%) ...................     6,023,890
                                                             -----------
Total net assets (100.0%) ................................   $31,912,971
                                                             ===========

---------------
(a) Non-income producing security.

   The accompanying notes are an integral part of these financial statements.
12

Conseco 20 Fund
--------------------------------------------------------------------------------
Portfolio Manager's Review

   The Fund performed well for the first three quarters. Down the stretch, however, American investors experienced one of the sharpest equity market corrections on record -- surpassing the sudden declines of 1974 and 1987. The Fund was not spared in the market's tumble.

   This record-setting slide was triggered by rising interest rates, increasing energy prices and growing investor worries over an economic slowdown, which led to unexpected earnings warnings from the tech sectors. Ultimately, this burden weighed far too heavily on the markets.

Market free fall

   As these events converged, consumer confidence waned and valuations deteriorated, launching an equity free fall that accelerated through the end of the year. Although the Fund's holdings' fundamentals were correct, short-term market thinking and an irrational selling stampede seriously damaged the tech sector and, in turn, the Fund's performance.

   Historically, following such a sharp correction, the market usually enters a sustained period of growth. That would seem to be the likely outcome this time as well. Whether we are at the bottom or have a few more days to go, no one knows. Unfortunately, we're still going through some of this irrational volatility, but we believe the market will become more rational in the long run.

Portfolio manager changes

   On October 19 -- just as the free fall intensified -- we filed a prospectus supplement informing shareholders that the Fund's manager, along with key members of our equity management team, had departed. I immediately assumed the Fund's portfolio management responsibilities on an interim basis. During this transition, we engaged Frank Russell Co. to provide me with technical assistance.

   We also embarked on an aggressive search for a new portfolio manager. As the search progressed, our senior management team recognized that of approximately 6,700 domestic mutual fund portfolios, 13.8% were equity funds managed by sub-advisers. Upon closer investigation, we concluded that adopting a sub-adviser strategy would be the most expeditious and effective way to provide the Fund's shareholders with highly experienced portfolio managers who have solid long-term performance records gained through all kinds of market conditions.

Growth of $10,000

           Conseco 20 Fund
DATE      (Class A Shares)  S&P 500 Index    S&P Midcap 400 Index
12/31/97    $9,425.00        $10,000.00           $10,000.00
 1/30/98    $9,905.68        $10,111.00            $9,810.00
 2/27/98   $10,763.35        $10,840.00           $10,622.27
 3/31/98   $11,658.73        $11,395.01           $11,101.33
 4/30/98   $11,470.23        $11,510.10           $11,304.49
 5/29/98   $10,725.65        $11,312.13           $10,795.78
 6/30/98   $11,225.18        $11,771.40           $10,863.80
 7/31/98   $10,621.98        $11,646.62           $10,442.28
 8/31/98    $8,802.95         $9,962.52            $8,498.97
 9/30/98    $9,302.48        $10,601.12            $9,292.78
10/30/98    $9,717.18        $11,462.99           $10,123.55
11/30/98   $10,556.00        $12,157.65           $10,628.72
12/31/98   $12,064.00        $12,857.93           $11,912.67
 1/29/99   $12,111.13        $13,395.39           $11,449.26
 2/26/99   $11,771.83        $12,978.79           $10,849.32
 3/31/99   $12,318.48        $13,497.94           $11,152.02
 4/30/99   $13,034.78        $14,020.31           $12,031.91
 5/28/99   $13,326.95        $13,689.43           $12,083.65
 6/30/99   $14,542.78        $14,449.20           $12,731.33
 7/30/99   $14,552.20        $13,998.38           $12,460.16
 8/31/99   $15,155.40        $13,928.39           $12,032.77
 9/30/99   $15,221.38        $13,546.75           $11,660.96
10/29/99   $15,947.10        $14,404.26           $12,255.67
11/30/99   $18,058.30        $14,696.67           $12,899.09
12/31/99   $20,587.60        $15,562.30           $13,665.30
 1/31/00   $21,333.88        $14,781.08           $13,279.94
 2/29/00   $27,413.64        $14,501.71           $14,209.53
 3/31/00   $25,144.93        $15,919.98           $15,398.87
 4/28/00   $22,627.45        $15,440.79           $14,859.91
 5/31/00   $20,846.31        $15,124.25           $14,674.16
 6/30/00   $23,741.91        $15,497.82           $14,889.87
 7/31/00   $23,323.98        $15,256.06           $15,125.13
 8/31/00   $27,622.60        $16,203.46           $16,813.10
 9/29/00   $26,866.36        $15,347.91           $16,697.09
10/31/00   $23,224.48        $15,283.45           $16,131.05
11/30/00   $17,592.49        $14,079.12           $14,913.16
12/29/00   $15,302.83        $14,148.11           $16,054.02

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/00. Past performance does not guarantee future results.

   In addition, this strategy provides Conseco Capital Management, Inc. ("CCM") with increased flexibility to change sub-advisers in response to market changes, performance results or other factors significant to a portfolio's successful management.

   Consequently, effective December 1, the Conseco Fund Group Board of Trustees approved Oak Associates, ltd. ("Oak") as the Fund's interim sub-adviser. CCM will continue as the investment adviser and provide fiduciary oversight. Further discussion on why we chose Oak is contained in my letter to shareholders at the front of this annual report.

What is noteworthy going forward?

   We believe the stock market is irrational in the short run but rational in the long run. Intermediate-term and longer-term fundamentals still appear to be extremely attractive. During the first quarter, we should begin to see some positive earnings reports, and the traditional January bounce after a weak year should eventually lead to a better market environment.

   As this report was being finalized, the Federal Reserve cut interest rates a full point during January 2001 to stimulate the slowing economy. We're pleased that Federal Reserve Chairman Greenspan entered an easing mode, but it usually takes up to 12 months for an interest-rate change to impact the economy.

                                                              CONSECO FUND GROUP
Morningstar Ranking(1): *** (of 4,164 funds)                  2000 Annual Report
--------------------------------------------------------------------------------

   At press time, the markets appeared close to bottoming, and all the available information seemed to indicate a great time to buy securities at good valuations. It's important to remember that technology is a mainstay sector. Even though technology companies have had earnings disappointments, we believe the majority -- particularly the infrastructure companies -- will do well, and growth outlook appears to be good.

Maxwell E. Bublitz, CFA
President & CEO
Conseco Capital Management, Inc.

Oak sub-advises the Fund. Founded in 1985, Oak -- known for exceptionally low-turnover, aggressive growth performance -- has $31 billion in taxable and tax-exempt assets under management for more than 100 institutional clients, as well as three no-load mutual funds. On December 1, Oak replaced Maxwell E. Bublitz, CFA, president and CEO of CCM, who had been serving as the Fund's portfolio manager.

--------------------------------------------------------------------------------
(1) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star.
(2) Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the Fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco 20 Fund is 5.75%. The S&P MidCap 400 Index is an unmanaged index considered to be representative of the mid-cap stock arena in general. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.
(3) Beta measures the Fund's volatility as compared against the S&P 500 Index.

Average annual total return(2) (as of 12/31/00)

                               Inception                           Since
                                 date      1 year     3 years    inception
                              ----------   ------     ------     ---------
20 A.......................   01/01/1998   -29.91%    15.24%       15.24%
20 B.......................   02/18/1998   -29.69%     n/a         10.92%
20 C.......................   03/10/1998   -26.76%     n/a         10.91%
20 Y.......................   04/06/1998   -25.23%     n/a         10.56%
S&P 500 Index..............   01/01/1998    -9.09%    12.26%       17.09%
S&P MidCap 400 Index.......   01/01/1998    17.48%    17.09%       12.26%
--------------------------------------------------------------------------------
Top five sectors (as of 12/31/00)
 Industrial, Commercial Machinery, Computers......................  19.0%
 Electronic, Other Electrical Equipment, except Computers.........  18.1%
 Business Services................................................  10.0%
 Chemicals and Allied Products....................................   8.6%
 Semiconductors, Related Devices..................................   8.4%
--------------------------------------------------------------------------------
Top 10 holdings (as of 12/31/00)
 EMC Corp.........................................................   6.1%
 Applied Materials, Inc...........................................   5.1%
 VERITAS Software Corp............................................   5.0%
 American International Group, Inc................................   5.0%
 CIENA Corp.......................................................   4.7%
 Cisco Systems, Inc...............................................   4.6%
 PMC-Sierra, Inc..................................................   4.3%
 Medtronic, Inc. .................................................   4.2%
 Vitesse Semiconductor Corp.......................................   4.1%
 Maxim Integrated Products, Inc...................................   4.1%
--------------------------------------------------------------------------------
/ / Current net assets: $217,155,633
/ / Decrease in net assets YTD: $439,123
/ / Percentage decrease in net assets YTD: 0.2%
/ / Beta: 1.11 (Class A shares)(3)

Conseco 20 Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES                                                              VALUE
---------------------                                                  --------
COMMON STOCKS (94.5%)
Business Services (10.0%)
     230,000   Akamai Technologies, Inc. (a) ....................   $  4,844,375
     350,000   CacheFlow, Inc. (a) ..............................      5,971,875
     125,180   VERITAS Software Corp. (a) .......................     10,953,250
                                                                    ------------
                                                                      21,769,500
                                                                    ------------
Chemicals and Allied Products (8.6%)
      75,000   Eli Lilly and Co. ................................      6,979,688
      75,000   Merck & Co., Inc. ................................      7,021,875
     100,000   Pfizer, Inc. .....................................      4,600,000
                                                                    ------------
                                                                      18,601,563
                                                                    ------------
Communications by Phone, Television, Radio, Cable (4.0%)
     335,000   Foundry Networks, Inc. (a) .......................      5,025,000
      95,469   Liberty Satellite & Technology, Inc. - Class A (a)        301,324
     150,000   TeleCorp PCS, Inc. (a) ...........................      3,356,250
                                                                    ------------
                                                                       8,682,574
                                                                    ------------
Electronic, Other Electrical Equipment, except Computers (18.1%)
     415,000   Atmel Corp. (a) ..................................      4,824,375
     125,000   CIENA Corp. (a) ..................................     10,156,250
     285,000   Intel Corp. ......................................      8,567,812
     185,000   Maxim Integrated Products, Inc. (a) ..............      8,845,313
     150,000   Xilinx, Inc. (a) .................................      6,918,750
                                                                    ------------
                                                                      39,312,500
                                                                    ------------
Industrial, Commercial Machinery, Computers (19.0%)
     289,350   Applied Materials, Inc. (a) ......................     11,049,553
     260,000   Cisco Systems, Inc. (a) ..........................      9,945,000
     200,000   EMC Corp. (a) ....................................     13,300,000
     180,000   Extreme Networks, Inc. (a) .......................      7,042,500
                                                                    ------------
                                                                      41,337,053
                                                                    ------------
Insurance Carriers (5.0%)
     110,000   American International Group, Inc. ...............     10,841,875
                                                                    ------------
Measuring Instruments, Photo Goods, Watches (4.2%)
     150,000   Medtronic, Inc. ..................................      9,056,250
                                                                    ------------
Security and Commodity Brokers (3.8%)
     105,000   Morgan Stanley Dean Witter & Co. .................      8,321,250
                                                                    ------------
Semiconductors, Related Devices (8.4%)
     120,000   PMC-Sierra, Inc. (a) .............................      9,435,000
     160,000   Vitesse Semiconductor Corp. (a) ..................      8,850,000
                                                                    ------------
                                                                      18,285,000
                                                                    ------------
Stone, Clay, Glass and Concrete Products (3.9%)
     160,000   Corning, Inc. ....................................      8,450,000
                                                                    ------------
Telecommunications Equipment, Fiber Optics (6.5%)
     100,000   Avanex Corp. (a) .................................      5,956,250
     195,000   JDS Uniphase Corp. (a) ...........................      8,129,062
                                                                    ------------
                                                                      14,085,312
                                                                    ------------
Wholesale Trade - Durable Goods (3.0%)
     175,000   Sycamore Networks, Inc. (a) ......................      6,518,750
                                                                    ------------
               Total common stocks (cost $261,895,737) ..........    205,261,627
                                                                    ------------
Total investments (cost $261,895,737) (94.5%) ...................    205,261,627
                                                                    ------------
Other assets, less liabilities (5.5%) ...........................     11,894,006
                                                                    ------------
Total net assets (100.0%) .......................................   $217,155,633
                                                                    ============
-------------------
(a) Non-income producing security.

   The accompanying notes are an integral part of these financial statements.
16

Conseco Equity Fund
--------------------------------------------------------------------------------
Portfolio Manager's Review

   Rising energy prices, worries over slower consumer spending and concern about company pre-earnings announcements weighed heavily on the equity markets, and the fourth quarter offered several specific challenges.

   Moderate domestic and foreign economic growth, followed by interest-rate hikes, raised concerns about the market's ability to sustain the future earnings stream. This led to an exceptionally large number of pre-earnings announcements -- an 80% increase over the same period in 1999. Consequently, analysts continued to trim earnings expectations across most sectors into year-end.

   Ultimately, waning consumer confidence and deteriorating valuations converged, launching a market free fall that accelerated through the fourth quarter. Although we had confidence in the Fund's holdings, short-term market thinking and irrational selling damaged the Fund's performance.

New portfolio management structure implemented

   On October 19 -- just as this free fall intensified -- we filed a prospectus supplement informing shareholders that the Fund's manager, along with key members of our equity management team, had departed. I immediately assumed the Fund's portfolio management responsibilities on an interim basis. During this transition, we engaged Frank Russell Co. to provide me with technical assistance.

   We also embarked on an aggressive search for a new portfolio manager. As the search progressed, our senior management team recognized that of approximately 6,700 domestic mutual fund portfolios, 13.8% were equity funds managed by sub-advisers. Upon closer investigation, we concluded that adopting a sub-adviser strategy would be the most expeditious and effective way to provide the Fund's shareholders with highly experienced portfolio managers who have solid long-term performance records gained through all kinds of market conditions.

   This strategy also provides Conseco Capital Management, Inc. ("CCM") with increased flexibility to change sub-advisers in response to market changes, performance results or other factors significant to a portfolio's successful management.

   Consequently, effective December 1, the Conseco Fund Group Board of Trustees approved Chicago Equity Partners, LLC ("CEP") as the Fund's interim sub-adviser. CCM continues as the investment adviser and provides fiduciary oversight. More in-depth discussion as to why we chose CEP is contained in my letter to shareholders at the beginning of this annual report.

Growth of $10,000

            Conseco Equity Fund
  DATE       (Class A Shares)          S&P 500 Index   S&P Midcap 400 Index
  1/2/97        $9,425.00               $10,000.00          $10,000.00
 1/31/97        $9,679.48               $10,625.00          $10,375.00
 2/28/97        $9,396.73               $10,707.88          $10,289.93
 3/31/97        $8,963.18               $10,267.78           $9,851.57
 4/30/97        $8,868.93               $10,880.77          $10,106.73
 5/30/97        $9,792.58               $11,543.41          $10,990.06
 6/30/97       $10,226.13               $12,060.55          $11,298.88
 7/31/97       $10,998.98               $13,020.57          $12,417.47
 8/29/97       $11,206.33               $12,291.42          $12,402.57
 9/30/97       $12,271.35               $12,964.99          $13,115.71
10/31/97       $11,677.58               $12,531.96          $12,545.18
11/28/97       $11,762.40               $13,112.19          $12,730.85
12/31/97       $11,583.33               $13,337.72          $13,224.81
 1/30/98       $11,740.28               $13,485.77          $12,973.54
 2/27/98       $12,807.58               $14,458.09          $14,047.74
 3/31/98       $13,778.61               $15,198.34          $14,681.30
 4/30/98       $13,767.90               $15,351.85          $14,949.96
 5/29/98       $12,835.75               $15,087.80          $14,277.22
 6/30/98       $13,210.75               $15,700.36          $14,367.16
 7/31/98       $12,289.32               $15,533.94          $13,809.72
 8/31/98        $9,975.03               $13,287.73          $11,239.73
 9/30/98       $10,500.03               $14,139.47          $12,289.52
10/30/98       $11,014.32               $15,289.01          $13,388.20
11/30/98       $11,978.61               $16,215.53          $14,056.27
12/31/98       $13,449.48               $17,149.54          $15,754.27
 1/29/99       $13,160.13               $17,866.39          $15,141.43
 2/26/99       $12,474.26               $17,310.75          $14,348.02
 3/31/99       $13,160.13               $18,003.18          $14,748.33
 4/30/99       $13,642.39               $18,699.90          $15,911.97
 5/28/99       $13,588.80               $18,258.58          $15,980.39
 6/30/99       $14,847.48               $19,271.93          $16,836.94
 7/30/99       $15,008.52               $18,670.65          $16,478.32
 8/31/99       $15,062.20               $18,577.30          $15,913.11
 9/30/99       $15,180.29               $18,068.28          $15,421.39
10/29/99       $16,210.92               $19,212.00          $16,207.89
11/30/99       $17,885.69               $19,602.00          $17,058.80
12/31/99       $21,057.90               $20,756.56          $18,072.09
 1/31/00       $21,303.81               $19,714.58          $17,562.46
 2/29/00       $27,464.58               $19,341.98          $18,791.83
 3/31/00       $26,739.78               $21,233.62          $20,364.71
 4/28/00       $23,866.49               $20,594.49          $19,651.94
 5/31/00       $22,028.61               $20,172.30          $19,406.29
 6/30/00       $25,316.08               $20,670.56          $19,691.57
 7/31/00       $24,474.80               $20,348.10          $20,002.69
 8/31/00       $28,396.46               $21,611.71          $22,234.99
 9/29/00       $27,529.29               $20,470.62          $22,081.57
10/31/00       $25,018.39               $20,384.64          $21,333.01
11/30/00       $20,164.85               $18,778.33          $19,722.36
12/29/00       $22,104.93               $18,870.34          $21,231.13

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/00. Past performance does not guarantee future results

Fourth-quarter portfolio restructuring strengthens performance

   CEP reduced the percentage of the Fund's technology holdings from 30% on November 30 to 16% at the end of December. The catalyst for the reduction was risk control, specifically a neutral weight versus the benchmark. In addition, the fund's portfolio was restructured to increase holdings in the finance, consumer staples and capital goods sectors while decreasing the communication services, energy and utilities sectors.

   Following the restructuring, the best-performing stocks were from the consumer cyclical sector. During the fourth quarter, the top contributors to the Fund's performance were from the consumer staple sector, while the top detractors were from the technology sector.

   We're encouraged by the Federal Reserve's decision to execute two quick interest-rate reductions in January that totaled a full percentage point. These actions should have a positive effect on the markets, and the Fund's investment returns are poised to improve as the year unfolds.

Class A Shares****                                            CONSECO FUND GROUP
Morningstar Ranking(1): Class Y Shares***** (of 4,164 funds)  2000 Annual Report
--------------------------------------------------------------------------------

   As we went to press with this report, it appeared that valuations would finally hit bottom during the first quarter of 2001, and there would be excellent buying opportunities.

Maxwell E. Bublitz, CFA
President & CEO
Conseco Capital Management, Inc.

CEP sub-advises the Fund. With a history dating back to 1989, CEP -- known for low-turnover growth performance -- has $8.4 billion in taxable and tax-exempt assets under management for more than 100 institutional clients. On December 1, CEP replaced Maxwell E. Bublitz, CFA, president and CEO of CCM, who had been serving as the Fund's portfolio manager.

--------------------------------------------------------------------------------
(1) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change monthly. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star.
(2) Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Equity Fund is 5.75%. The S&P MidCap 400 Index is an unmanaged index considered to be representative of the Mid Cap stock arena in general. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.
(3) Beta measures the fund's volatility as compared against the S&P MidCap 400 Index.

Average annual total return(2) (as of 12/31/00)

                                Inception                           Since
                                  date      1 year     3 years    inception
                               -----------  ------     -------    ---------
 Equity A...................   01/02/1997   -1.06%     21.61%       21.93%
 Equity B...................   01/28/1998   -0.78%      n/a         21.26%
 Equity C...................   02/19/1998    3.46%      n/a         20.65%
 Equity Y...................   01/02/1997    5.51%     24.71%       24.41%
 S&P Midcap 400 Index.......   01/02/1997   17.48%     17.09%       20.71%
 S&P 500 Index..............   01/02/1997   -9.09%     12.26%       17.20%
--------------------------------------------------------------------------------
Top five sectors (as of 12/31/00)
 Electric, Gas, Water, Cogeneration, Sanitary Services............   11.9%
 Business Services................................................    8.0%
 Chemicals and Allied Products....................................    7.0%
 Depository Institutions..........................................    6.7%
 Electronic, Other Electrical Equipment, except Computers.........    5.3%
--------------------------------------------------------------------------------
Top 10 holdings (as of 12/31/00)
 Providian Financial Corp.........................................    1.9%
 Target Corp......................................................    1.6%
 Forest Laboratories, Inc.........................................    1.3%
 Millennium Pharmaceuticals, Inc..................................    1.3%
 McLeodUSA, Inc...................................................    1.3%
 Laboratory Corp. of America Holdings.............................    1.3%
 Tenet Healthcare Corp............................................    1.2%
 Applera Corp. - Applied Biosystems Group.........................    1.2%
 Ambac Financial Group, Inc.......................................    1.2%
 Firstar Corp.....................................................    1.1%
--------------------------------------------------------------------------------
/ / Current net assets: $155,135,408
/ / Increase in net assets YTD: $9,185,717
/ / Percentage increase in net assets YTD: 6.3%
/ / Beta: 1.17 (Class A shares)(3)

Conseco Equity Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES                                                          VALUE
-----------------                                                   -------
COMMON STOCKS (98.2%)
Amusement and Recreation Services (0.3%)
    22,900   Westwood One, Inc. (a) ...........................   $  442,256
                                                                  ----------
Apparel and Other Finished Products Made from Fabrics
  and Similar Materials (0.5%)
    20,440   V.F. Corp. .......................................      740,746
                                                                  ----------
Business Services (8.0%)
    15,840   Adobe Systems, Inc. ..............................      921,690
    10,400   Ariba, Inc. (a) ..................................      557,700
    11,520   Art Technology Group, Inc. (a) ...................      352,080
    14,000   Brocade Communications Systems, Inc. (a) .........    1,285,375
    25,100   Cadence Design Systems, Inc. (a) .................      690,250
    11,800   Commerce One, Inc. (a) ...........................      298,687
    14,460   Concord EFS, Inc. (a) ............................      635,336
     5,900   DST Systems, Inc. (a) ............................      395,300
    13,300   The Interpublic Group of Companies, Inc. .........      566,081
    27,100   Intuit, Inc. (a) .................................    1,068,756
     2,900   Mercury Interactive Corp. (a) ....................      261,725
     8,400   NCR Corp. (a) ....................................      412,650
     9,200   PeopleSoft, Inc. (a) .............................      342,125
    20,480   Rational Software Corp. (a) ......................      797,440
     8,140   Redback Networks, Inc. (a) .......................      333,740
    18,000   Robert Half International, Inc. (a) ..............      477,000
    26,103   SmartServ Online, Inc. (a) (b) ...................      185,168
     6,200   SunGard Data Systems, Inc. (a) ...................      292,175
    13,200   Sybase, Inc. (a) .................................      261,525
     6,000   Symantec Corp. (a) ...............................      200,250
     6,200   TMP Worldwide, Inc. (a) ..........................      341,000
     4,640   VeriSign, Inc. (a) ...............................      344,230
    10,452   VERITAS Software Corp. (a) .......................      914,550
     5,660   webMethods, Inc. (a) .............................      503,386
                                                                  ----------
                                                                  12,438,219
                                                                  ----------
Chemicals and Allied Products (7.0%)
    25,000   Air Products and Chemicals, Inc. .................    1,025,000
     7,700   Avery Dennison Corp. .............................      422,537
    17,500   Avon Products, Inc. ..............................      837,812
    12,000   Cabot Corp. ......................................      316,500
    13,200   Eastman Chemical Co. .............................      643,500
    15,000   Ecolab, Inc. .....................................      647,813
    11,100   The Estee Lauder Companies, Inc. - Class A .......      486,319
    15,660   Forest Laboratories, Inc. (a) ....................    2,080,823
     9,900   Genzyme Corp. (a) ................................      890,381
    16,900   Invitrogen Corp. (a) .............................    1,459,738
    17,500   IVAX Corp. (a) ...................................      670,250
    15,100   King Pharmaceuticals, Inc. (a) ...................      780,481
    13,400   Praxair, Inc. ....................................      594,625
                                                                  ----------
                                                                  10,855,779
                                                                  ----------
Communications by Phone, Television, Radio, Cable (4.0%)
    10,580   American Tower Corp. - Class A (a) ...............      400,717
     6,600   Cablevision Systems Corp. - Class A (a) ..........      560,587
    17,700   Cox Radio, Inc. - Class A (a) ....................      399,356
    53,244   Liberty Satellite & Technology, Inc. - Class A (a)      168,051
   143,130   McLeodUSA, Inc. - Class A (a) ....................    2,021,711
    21,175   Research in Motion, Ltd. (a) .....................    1,694,000
     4,240   Telephone and Data Systems, Inc. .................      381,600
    13,800   Univision Communications, Inc. (a) ...............      564,938
                                                                  ----------
                                                                   6,190,960
                                                                  ----------
Construction Special Trade Contractors (0.7%)
    13,800   Dycom Industries, Inc. (a) .......................      495,938
    17,500   Quanta Services, Inc. (a) ........................      563,281
                                                                  ----------
                                                                   1,059,219
                                                                  ----------
Depository Institutions (6.7%)
    34,800   Associated Banc-Corp .............................    1,057,050
    22,700   Dime Bancorp, Inc. ...............................      671,069
    34,100   First Tennessee National Corp. ...................      986,769
    19,900   First Virginia Banks, Inc. .......................      955,200
    74,690   Firstar Corp. ....................................    1,736,543
    26,400   GreenPoint Financial Corp. .......................    1,080,750
    58,120   National Commerce Bancorporation .................    1,438,470
    23,080   PNC Financial Services Group, Inc. ...............    1,686,283
    21,830   Silicon Valley Bancshares (a) ....................      754,499
                                                                  ----------
                                                                  10,366,633
                                                                  ----------

   The accompanying notes are an integral part of these financial statements.
20

                                                              CONSECO FUND GROUP
--------------------------------------------------------------------------------
                                                              2000 Annual Report

     SHARES                                               VALUE
-----------------                                       --------
Eating and Drinking Places (1.1%)
    22,100   Darden Restaurants, Inc. ..............   $  505,537
    16,000   Starbucks Corp. (a) ...................      708,000
    21,400   Wendy's International, Inc. ...........      561,750
                                                       ----------
                                                        1,775,287
                                                       ----------
Educational Services (1.1%)
    34,370   Apollo Group, Inc. - Class A (a) ......    1,690,574
                                                       ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (11.9%)
    21,000   Allegheny Energy, Inc. ................    1,011,937
     7,940   Ameren Corp. ..........................      367,721
    23,800   American Electric Power Co., Inc. .....    1,106,700
    22,700   Calpine Corp. (a) .....................    1,022,919
    12,790   Consolidated Edison, Inc. .............      492,415
    12,960   Duke Energy Corp. .....................    1,104,840
    19,900   Dynegy, Inc. - Class A ................    1,115,644
    20,750   El Paso Energy Corp. ..................    1,486,219
    21,400   Exelon Corp. ..........................    1,502,494
    23,170   FPL Group, Inc. .......................    1,662,448
    22,220   Hawaiian Electric Industries, Inc. ....      826,306
    17,500   Kinder Morgan, Inc. ...................      913,281
    19,680   NSTAR .................................      843,780
    42,780   Potomac Electric Power Co. ............    1,057,094
    18,750   Puget Sound Energy, Inc. ..............      521,484
    26,800   Reliant Energy, Inc. ..................    1,160,775
    24,900   Republic Services, Inc. (a) ...........      427,969
    30,500   Sierra Pacific Resources ..............      489,906
    26,900   TECO Energy, Inc. .....................      870,888
    18,900   Waste Management, Inc. ................      524,475
                                                       ----------
                                                       18,509,295
                                                       ----------
Electronic, Other Electrical Equipment, except Computers (5.3%)
     7,700   Advanced Fibre Communications, Inc. (a)      139,081
     4,000   Amphenol Corp. - Class A (a) ..........      156,750
    21,400   Applied Micro Circuits Corp. (a) ......    1,606,003
    15,270   Celestica, Inc. (a) ...................      828,397
     7,940   Eaton Corp. ...........................      596,989
    15,180   Integrated Device Technology, Inc. (a)       502,838
     8,000   International Rectifier Corp. (a) .....      240,000
    11,850   Intersil Holding Corp. (a) ............      271,809
    14,600   KEMET Corp. (a) .......................      220,825
     6,200   NVIDIA Corp. (a) ......................      203,147
     6,500   Power-One, Inc. (a) ...................      255,531
     4,700   Powerwave Technologies, Inc. (a) ......      274,950
     4,040   QLogic Corp. (a) ......................      311,080
     7,500   Rambus, Inc. (a) ......................      270,938
     4,000   Sanmina Corp. (a) .....................      306,500
    12,700   Scientific-Atlanta, Inc. ..............      413,544
     9,400   TranSwitch Corp. (a) ..................      367,775
     9,200   TriQuint Semiconductor, Inc. (a) ......      401,925
    15,670   Vitesse Semiconductor Corp. (a) .......      866,747
                                                       ----------
                                                        8,234,829
                                                       ----------
Engineering, Accounting, Research, Management Services (1.9%)
    26,850   Genencor International, Inc. (a) ......      483,300
    33,090   Millennium Pharmaceuticals, Inc. (a) ..    2,047,444
     4,700   PerkinElmer, Inc. .....................      493,500
                                                       ----------
                                                        3,024,244
                                                       ----------
Food and Kindred Products (4.0%)
     6,100   Adolph Coors Co. - Class B ............      489,906
    39,400   Archer-Daniels-Midland Co. ............      591,000
    34,500   ConAgra Foods, Inc. ...................      897,000
    16,300   General Mills, Inc. ...................      726,369
     8,600   Hershey Foods Corp. ...................      553,625
    23,960   Hormel Foods Corp. ....................      446,255
     7,500   McCormick & Co., Inc. .................      270,469
    12,000   The Pepsi Bottling Group, Inc. ........      479,250
     7,100   The Quaker Oats Co. ...................      691,363
    19,300   Ralston Purina Group ..................      504,213
    13,230   Tyson Foods, Inc. - Class A ...........      168,683
     4,100   Wm. Wrigley Jr. Co. ...................      392,831
                                                       ----------
                                                        6,210,964
                                                       ----------
Forestry (0.7%)
    20,700   Weyerhaeuser Co. ......................    1,050,525
                                                       ----------

   The accompanying notes are an integral part of these financial statements.
                                                                              21

Conseco Equity Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES                                                   VALUE
----------------                                            ---------
Furniture and Fixtures (1.0%)
    17,270   Hillenbrand Industries, Inc. ..............   $  889,405
    11,800   Johnson Controls, Inc. ....................      613,600
                                                           ----------
                                                            1,503,005
                                                           ----------
General Merchandise Stores (2.2%)
    28,200   Federated Department Stores, Inc. (a) .....      987,000
    77,340   Target Corp. ..............................    2,494,215
                                                           ----------
                                                            3,481,215
                                                           ----------
Health Services (2.5%)
    11,120   Laboratory Corp. of America Holdings (a) ..    1,957,120
    43,360   Tenet Healthcare Corp. (a) ................    1,926,810
                                                           ----------
                                                            3,883,930
                                                           ----------
Home Furniture and Equipment Stores (1.0%)
    35,050   RadioShack Corp. ..........................    1,500,578
                                                           ----------
Industrial, Commercial Machinery, Computers (3.3%)
    12,900   American Standard Companies, Inc. (a) .....      636,131
    28,200   Baker Hughes, Inc. ........................    1,172,062
    26,100   Deere & Co. ...............................    1,195,706
     6,400   Emulex Corp. (a) ..........................      511,600
     9,300   Lexmark International, Inc. (a) ...........      412,106
    17,100   Novellus Systems, Inc. (a) ................      614,531
     5,700   SanDisk Corp. (a) .........................      158,175
    25,800   Unisys Corp. (a) ..........................      377,325
                                                           ----------
                                                            5,077,636
                                                           ----------
Insurance Carriers (5.0%)
    31,530   Ambac Financial Group, Inc. ...............    1,838,593
    36,050   American Financial Group, Inc. ............      957,578
    20,000   The Hartford Financial Services Group, Inc.    1,412,500
    19,200   Lincoln National Corp. ....................      908,400
    24,400   The MONY Group, Inc. ......................    1,206,275
    10,800   Radian Group, Inc. ........................      810,675
    15,140   Unitrin, Inc. .............................      615,063
                                                           ----------
                                                            7,749,084
                                                           ----------
Measuring Instruments, Photo Goods, Watches (4.0%)
    17,580   Allergan, Inc. ............................    1,701,964
    19,820   Applera Corp. - Applied Biosystems Group ..    1,864,319
    16,000   Litton Industries, Inc. (a) ...............    1,259,000
     9,000   Tektronix, Inc. ...........................      303,188
    29,170   VISX, Inc. (a) ............................      304,462
     9,710   Waters Corp. (a) ..........................      810,785
                                                           ----------
                                                            6,243,718
                                                           ----------
Motion Pictures (0.7%)
    14,910   Macrovision Corp. (a) .....................    1,103,573
                                                           ----------
Non-Depository Credit Institutions (2.6%)
    50,520   Providian Financial Corp. .................    2,904,900
    17,600   USA Education, Inc. .......................    1,196,800
                                                           ----------
                                                            4,101,700
                                                           ----------
Oil and Gas Extraction (5.1%)
    20,800   Apache Corp. ..............................    1,457,300
    16,730   BJ Services Co. (a) .......................    1,152,279
    24,300   EOG Resources, Inc. .......................    1,328,906
    28,740   Helmerich & Payne, Inc. ...................    1,260,968
    10,080   Nabors Industries, Inc. (a) ...............      596,232
    34,300   USX-Marathon Group ........................      951,825
    34,670   Veritas DGC, Inc. (a) .....................    1,119,841
                                                           ----------
                                                            7,867,351
                                                           ----------
Paper and Allied Products (0.8%)
    10,900   Bowater, Inc. .............................      614,487
    13,000   Temple-Inland, Inc. .......................      697,125
                                                           ----------
                                                            1,311,612
                                                           ----------
Personal Services (0.8%)
    23,180   Cintas Corp. ..............................    1,232,886
                                                           ----------
Petroleum Refining and Related Products (0.7%)
    10,500   Amerada Hess Corp. ........................      767,156
     7,500   Sunoco, Inc. ..............................      252,656
                                                           ----------
                                                            1,019,812
                                                           ----------
Primary Metal Industries (0.8%)
    11,500   Allegheny Technologies, Inc. ..............      182,562
    12,800   Nucor Corp. ...............................      508,000
    12,730   Precision Castparts Corp. .................      535,456
                                                           ----------
                                                            1,226,018
                                                           ----------

   The accompanying notes are an integral part of these financial statements.
22

                                                              CONSECO FUND GROUP
--------------------------------------------------------------------------------
                                                              2000 Annual Report

     SHARES                                                            VALUE
----------------                                                     --------
Printing, Publishing, and Allied Industries (1.9%)
      25,140   American Greetings Corp. - Class A .............   $    237,259
      18,800   The McGraw-Hill Companies, Inc. ................      1,102,150
      20,500   The Reader's Digest Association, Inc. - Class A         802,063
      20,000   Tribune Co. ....................................        845,000
                                                                  ------------
                                                                     2,986,472
                                                                  ------------
Railroad Transportation (1.0%)
      17,100   Burlington Northern Santa Fe Corp. .............        484,144
      18,800   Union Pacific Corp. ............................        954,100
                                                                  ------------
                                                                     1,438,244
                                                                  ------------
Real Estate Investment Trusts (REITs) (2.0%)
      12,300   AvalonBay Communities, Inc. ....................        616,537
      31,300   Equity Office Properties Trust .................      1,021,163
      15,600   Equity Residential Properties Trust ............        862,875
      11,200   Spieker Properties, Inc. .......................        561,400
                                                                  ------------
                                                                     3,061,975
                                                                  ------------
Real Estate Operators, Agents, Managers (0.7%)
      31,470   Starwood Hotels & Resorts Worldwide, Inc. ......      1,109,318
                                                                  ------------
Security and Commodity Brokers (1.5%)
      14,500   Lehman Brothers Holdings, Inc. .................        980,563
      10,900   Neuberger Berman, Inc. .........................        883,581
       4,100   SEI Investments Co. ............................        459,200
                                                                  ------------
                                                                     2,323,344
                                                                  ------------
Textile Mill Products (0.4%)
      20,310   Mohawk Industries, Inc. (a) ....................        555,986
                                                                  ------------
Tobacco Products (0.6%)
      18,600   R.J. Reynolds Tobacco Holdings, Inc. ...........        906,750
                                                                  ------------
Transportation by Air (1.5%)
      11,800   Delta Air Lines, Inc. ..........................        592,212
      11,700   FedEx Corp. (a) ................................        467,532
      37,500   Southwest Airlines Co. .........................      1,257,375
                                                                  ------------
                                                                     2,317,119
                                                                  ------------
Transportation Equipment (3.2%)
      69,300   Delphi Automotive Systems Corp. ................        779,625
      26,460   Federal Signal Corp. ...........................        519,278
      12,600   General Dynamics Corp. .........................        982,800
      23,500   Harley-Davidson, Inc. ..........................        934,125
      17,060   Newport News Shipbuilding, Inc. ................        887,120
      20,080   Textron, Inc. ..................................        933,720
                                                                  ------------
                                                                     5,036,668
                                                                  ------------
Transportation Services (0.7%)
       3,300   C.H. Robinson Worldwide, Inc. ..................        103,744
      11,200   Expeditors International of Washington, Inc. ...        601,300
      10,300   Sabre Holdings Corp. (a) .......................        444,188
                                                                  ------------
                                                                     1,149,232
                                                                  ------------
Wholesale Trade-Durable Goods (0.8%)
      17,060   Arrow Electronics, Inc. (a) ....................        488,342
      15,800   Sycamore Networks, Inc. (a) ....................        588,550
       6,300   Tech Data Corp. (a) ............................        170,395
                                                                  ------------
                                                                     1,247,287
                                                                  ------------
Wholesale Trade-Non-Durable Goods (0.2%)
      22,470   SUPERVALU, INC .................................        311,771
                                                                  ------------
               Total common stocks (cost $149,073,498) ........    152,335,814
                                                                  ------------
SHORT-TERM INVESTMENTS (1.7%)
   2,706,000   AIM Liquid Asset Portfolio .....................      2,706,000
                                                                  ------------
               Total short-term investments (cost $2,706,000) .      2,706,000
                                                                  ------------
Total investments (cost $151,779,498) (99.9%) .................    155,041,814
                                                                  ------------
Other assets, less liabilities (0.1%) .........................         93,594
                                                                  ------------
Total net assets (100.0%) .....................................   $155,135,408
                                                                  ============
----------------
(a) Non-income producing security.
(b) Restricted to resale until 05/12/2001.

   The accompanying notes are an integral part of these financial statements.
                                                                              23

Conseco Large-Cap Fund
--------------------------------------------------------------------------------
Portfolio Manager's Review

   Rising energy prices, worries over slower consumer spending and a number of earnings pre-announcements weighed heavily on the S&P 500 Index during the third and fourth quarters.

   During the fourth quarter, the portfolio was overweighted in the technology, telecommunications and energy sectors. Our investments in energy proved wise, while our holdings in telecommunications and technology succumbed to fourth-quarter selling pressures associated with the sharply irrational market declines.

   Unfortunately, investors focused on the risk of slowing capital expenditures in the telecommunications sector as a catalyst to sell the stock. We feel that this perception was an unwarranted overreaction.

Technology sector was the big detractor

   The irrational market free fall, which began in earnest in October, gathered speed during December, delivering a mixed bag of growth with performers Texas Instruments, Inc., The Home Depot, Inc., Oracle Corp., and Pfizer, Inc.

   Technology again was the biggest performance detractor for the year. Tech luminaries such as Microsoft Corp., Cisco Systems, Inc., America Online, Inc. and Intel Corp. were the growth category's worst performers.

   The technology sector lost 9.3% in December, bringing its yearly loss to 35.3%. Overall, the tech sector accounted for a painful loss of 1,843 basis points from the growth stocks' return during 2000. Without this performance drag, growth stocks would have been down just 4.2% for the year.

   Healthcare was the best contributor among growth stocks, comprising eight top spots in the Russell 1000 Index.

New portfolio management structure implemented

   On October 19 -- just as the market free fall intensified -- we filed a prospectus supplement informing shareholders that the Fund's manager, along with key members of our equity management team, had departed. I immediately assumed the Fund's portfolio management responsibilities on an interim basis. During this transition, we engaged Frank Russell Co. to provide me with technical assistance while the senior management team embarked on an aggressive search for a new portfolio manager.

Growth of $10,000

               Conseco Large Cap Fund
      DATE       (Class A Shares)     S&P 500 Index  Russell 1000 Index
     6/30/00         $9,425.00         $10,000.00        $10,000.00
     7/31/00         $9,330.75          $9,844.00         $9,834.00
     8/31/00        $10,593.70         $10,455.31        $10,561.72
     9/29/00        $10,216.70          $9,903.27        $10,071.65
    10/31/00         $9,462.70          $9,861.68         $9,949.79
    11/30/00         $8,086.65          $9,084.58         $9,039.38
    12/29/00         $7,945.28          $9,129.09         $9,148.76

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/00. Past performance does not guarantee future results.

   During this process, we concluded that adopting a sub-adviser strategy would be the most effective way to provide the Fund's shareholders with highly experienced portfolio managers who have solid long-term performance records gained through all kinds of market conditions.

   Consequently, effective December 1, the Conseco Fund Group Board of Trustees approved Chicago Equity Partners, LLC ("CEP") as the Fund's interim sub-adviser.

   Conseco Capital Management, Inc. ("CCM") continues as the investment adviser and provides fiduciary oversight. Additional discussion as to why we chose CEP is contained in my letter to shareholders at the beginning of this annual report.

The wisdom of diversification

   The volatile markets of 2000 underscored the wisdom of investment diversification. Major stock indices, dominated by imploding technology stocks, declined, while less-glamorous stocks in real estate, energy, financial services, utilities and healthcare prospered.

   Last year a broad variety of stocks advanced and the stock market held its own, when you subtract the inordinate effect of the technology debacle on market-cap-weighted indices. Relative performance gravitated toward stocks with lower betas,

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------

higher dividend yields, lower P/E ratios, and lower EPS growth in the year-over-year and fourth-quarter periods.

   Stocks in the largest market capitalization -- many of which are technology stocks -- underperformed the smaller capitalization stocks in the fourth quarter and year over year.

Portfolio positioning going forward

   The Fund will stay with market-neutral sectors and industry weightings relative to the benchmark index, in addition to maintaining a similar beta, average market capitalization and dividend yield.

   The sub-adviser's investment philosophy is to remain market neutral in all areas of portfolio construction, except security-specific selection.

Maxwell E. Bublitz, CFA
President & CEO
Conseco Capital Management, Inc.

CEP sub-advises the Fund. With a history dating back to 1989, CEP -- known for low-turnover growth performance -- has $8.4 billion in taxable and tax-exempt assets under management for more than 100 institutional clients. On December 1, CEP replaced Maxwell E. Bublitz, CFA, president and CEO of CCM who had been serving as the Fund's portfolio manager.

--------------------------------------------------------------------------------
(1) Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the Fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Large-Cap Fund is 5.75%. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general. The Russell 1000 Index is an unmanaged index considered to representative of the large-cap arena in general. Investors cannot actually invest in an index.
(2) Beta measures the Fund's volatility as compared against the S&P 500 Index.
(3) Not annualized.

Average annual total return(1) (as of 12/31/00)

                                  Inception                           Since
                                    date      1 year     3 years   inception(3)
                                 -----------  ------     ------    ------------
   Large-Cap A................   07/01/2000     n/a       n/a        -20.55%
   Large-Cap B................   07/01/2000     n/a       n/a        -20.11%
   Large-Cap C................   07/01/2000     n/a       n/a        -16.64%
   Large-Cap Y................   07/01/2000     n/a       n/a        -15.50%
   S&P 500 Index..............   07/01/2000     n/a       n/a         -8.71%
   Russell 1000 Index.........   07/01/2000     n/a       n/a         -8.51%
--------------------------------------------------------------------------------
Top five sectors (as of 12/31/00)
   Electronic, Other Electrical Equipment, except Computers.........   22.3%
   Chemicals and Allied Products....................................   17.7%
   Industrial, Commercial Machinery, Computers......................   14.5%
   Business Services................................................   13.5%
   General Merchandise Stores.......................................    3.7%
--------------------------------------------------------------------------------
Top 10 holdings (as of 12/31/00)
   General Electric Co..............................................    7.8%
   Pfizer, Inc. ....................................................    6.1%
   Cisco Systems, Inc...............................................    5.2%
   Intel Corp.......................................................    3.3%
   EMC Corp.........................................................    3.2%
   Merck & Co., Inc.................................................    2.7%
   Microsoft Corp...................................................    2.5%
   Bristol-Myers Squibb Co..........................................    2.3%
   Oracle Corp......................................................    2.2%
   Sun Microsystems, Inc............................................    1.9%
--------------------------------------------------------------------------------
/ / Current net assets: $30,614,268
/ / Beta: 1.68 (Class A shares)(2)
                                                                              25

Conseco Large-Cap Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES                                                    VALUE
-----------------                                            ---------
COMMON STOCKS (96.7%)
Building Materials, Hardware, Garden-Retail (0.9%)
     5,660   The Home Depot, Inc. .......................   $  258,591
                                                            ----------
Business Services (13.5%)
     2,000   Adobe Systems, Inc. ........................      116,375
    13,000   America Online, Inc. (a) ...................      452,400
     1,300   Ariba, Inc. (a) ............................       69,712
     2,100   Automatic Data Processing, Inc. ............      132,956
     1,900   Brocade Communications Systems, Inc. (a) ...      174,444
     2,700   Commerce One, Inc. (a) .....................       68,344
     3,600   First Data Corp. ...........................      189,675
     2,500   The Interpublic Group of Companies, Inc. ...      106,406
     5,000   Intuit, Inc. (a) ...........................      197,187
     1,900   Jack Henry & Associates, Inc. ..............      118,037
     2,500   Mentor Graphics Corp. (a) ..................       68,594
       400   Mercury Interactive Corp. (a) ..............       36,100
       300   Micromuse, Inc. (a) ........................       18,108
    17,450   Microsoft Corp. (a) ........................      756,894
     1,500   NCR Corp. (a) ..............................       73,688
       800   Omnicom Group, Inc. ........................       66,300
    23,380   Oracle Corp. (a) ...........................      679,481
       600   Rational Software Corp. (a) ................       23,363
     2,900   Robert Half International, Inc. (a) ........       76,850
     1,300   RSA Security, Inc. (a) .....................       68,738
     2,400   Siebel Systems, Inc. (a) ...................      162,300
     1,300   Symantec Corp. (a) .........................       43,388
       200   TMP Worldwide, Inc. (a) ....................       11,000
     1,700   VeriSign, Inc. (a) .........................      126,119
     2,900   VERITAS Software Corp. (a) .................      253,750
     1,500   Yahoo!, Inc. (a) ...........................       45,094
                                                            ----------
                                                             4,135,303
                                                            ----------
Chemicals and Allied Products (17.7%)
       600   Abbott Laboratories ........................       29,062
     3,400   American Home Products Corp. ...............      216,070
     4,040   Biogen, Inc. (a) ...........................      242,652
     9,370   Bristol-Myers Squibb Co. ...................      692,794
     1,500   Colgate-Palmolive Co. ......................       96,825
       600   E. I. du Pont de Nemours and Co. ...........       28,987
     3,900   The Estee Lauder Companies, Inc. - Class A .      170,867
     1,300   Forest Laboratories, Inc. (a) ..............      172,737
     2,900   IVAX Corp. (a) .............................      111,070
     1,400   King Pharmaceuticals, Inc. (a) .............       72,362
     8,800   Merck & Co., Inc. ..........................      823,900
    40,800   Pfizer, Inc. ...............................    1,876,800
     3,180   Pharmacia Corp. ............................      193,980
     9,400   Schering-Plough Corp. ......................      533,450
     4,150   Serono SA - ADR (b) ........................       99,341
       800   Vertex Pharmaceuticals, Inc. (a) ...........       57,200
                                                            ----------
                                                             5,418,097
                                                            ----------
Communications by Phone, Television, Radio, Cable (2.4%)
     2,300   Cox Communications, Inc. - Class A (a) .....      107,094
       400   Foundry Networks, Inc. (a) .................        6,000
     3,600   Qwest Communications International, Inc. (a)      147,600
     1,650   Sprint Corp. ...............................       33,516
     7,670   Verizon Communications, Inc. ...............      384,459
     5,000   WorldCom, Inc. (a) .........................       70,313
                                                            ----------
                                                               748,982
                                                            ----------
Depository Institutions (0.5%)
     4,200   MBNA Corp. .................................      155,138
                                                            ----------
Eating and Drinking Places (0.2%)
     1,700   Starbucks Corp. (a) ........................       75,225
                                                            ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (0.7%)
     2,100   Calpine Corp. (a) ..........................       94,631
     2,300   Dynegy, Inc. - Class A .....................      128,944
                                                            ----------
                                                               223,575
                                                            ----------
Electronic, Other Electrical Equipment, except Computers (22.3%)
     1,500   Advanced Fibre Communications, Inc. (a) ....       27,094
       800   Amphenol Corp. - Class A (a) ...............       31,350
     3,628   Analog Devices, Inc. (a) ...................      185,708
     3,000   Applied Micro Circuits Corp. (a) ...........      225,141
     1,300   AVX Corp. ..................................       21,287
     1,300   Broadcom Corp. - Class A (a) ...............      109,200
     1,700   Celestica, Inc. (a) ........................       92,225
     2,800   CIENA Corp. (a) ............................      227,500
     1,500   Comverse Technology, Inc. (a) ..............      162,937

   The accompanying notes are an integral part of these financial statements.
26

                                                              CONSECO FUND GROUP
--------------------------------------------------------------------------------
                                                              2000 Annual Report

     SHARES                                              VALUE
-----------------                                      ---------
Electronic, Other Electrical Equipment, except Computers (cont.)
       800   Cree, Inc. (a) .......................   $   28,425
     1,300   Cypress Semiconductor Corp. (a) ......       25,594
     2,100   DMC Stratex Networks, Inc. (a) .......       31,500
     1,920   Emerson Electric Co. .................      151,320
    49,660   General Electric Co. .................    2,380,576
     1,710   Integrated Device Technology, Inc. (a)       56,644
    34,000   Intel Corp. ..........................    1,022,125
       900   International Rectifier Corp. (a) ....       27,000
       760   Intersil Holding Corp. (a) ...........       17,432
     3,680   JDS Uniphase Corp. (a) ...............      153,410
     1,500   KEMET Corp. (a) ......................       22,687
     3,300   Linear Technology Corp. ..............      152,625
     2,800   Network Appliance, Inc. (a) ..........      179,725
     1,600   PMC-Sierra, Inc. (a) .................      125,800
     1,300   Power-One, Inc. (a) ..................       51,106
     1,200   Powerwave Technologies, Inc. (a) .....       70,200
       955   Rambus, Inc. (a) .....................       34,499
     1,900   Sanmina Corp. (a) ....................      145,588
     1,700   Scientific-Atlanta, Inc. .............       55,356
       725   SDL, Inc. (a) ........................      107,436
     3,000   Semtech Corp. (a) ....................       66,188
     1,600   Silicon Storage Technology, Inc. (a) .       18,900
     4,395   Tellabs, Inc. (a) ....................      248,318
     4,500   Texas Instruments, Inc. ..............      213,188
     1,400   TranSwitch Corp. (a) .................       54,775
     1,300   TriQuint Semiconductor, Inc. (a) .....       56,794
     2,272   Vitesse Semiconductor Corp. (a) ......      125,670
     2,900   Xilinx, Inc. (a) .....................      133,763
                                                      ----------
                                                       6,839,086
                                                      ----------
Engineering, Accounting, Research, Management Services (0.7%)
     4,200   Paychex, Inc. ........................      204,225
       200   PerkinElmer, Inc. ....................       21,000
                                                      ----------
                                                         225,225
                                                      ----------
Food and Kindred Products (2.4%)
     4,000   Anheuser-Busch Companies, Inc. .......      182,000
     3,620   The Coca-Cola Co. ....................      220,594
       989   General Mills, Inc. ..................       44,072
     3,660   PepsiCo, Inc. ........................      181,399
       400   The Quaker Oats Co. ..................       38,950
       730   Wm. Wrigley Jr. Co. ..................       69,943
                                                      ----------
                                                         736,958
                                                      ----------
Food Stores (0.5%)
     2,300   Safeway, Inc. (a) ....................      143,750
                                                      ----------
General Merchandise Stores (3.7%)
     1,500   Federated Department Stores, Inc. (a)        52,500
     3,100   Kohl's Corp. (a) .....................      189,100
    12,440   Target Corp. .........................      401,190
     8,990   Wal-Mart Stores, Inc. ................      477,594
                                                      ----------
                                                       1,120,384
                                                      ----------
Health Services (0.4%)
     2,857   HCA-The Healthcare Co. ...............      125,737
                                                      ----------
Home Furniture and Equipment Stores (1.1%)
    10,300   Bed Bath & Beyond, Inc. (a) ..........      230,462
     2,400   RadioShack Corp. .....................      102,750
                                                      ----------
                                                         333,212
                                                      ----------
Industrial, Commercial Machinery, Computers (14.5%)
     3,520   Applied Materials, Inc. (a) ..........      134,420
     1,700   Baker Hughes, Inc. ...................       70,656
    41,550   Cisco Systems, Inc. (a) ..............    1,589,287
    14,630   EMC Corp. (a) ........................      972,895
       600   Emulex Corp. (a) .....................       47,962
     2,100   Harris Corp. .........................       64,312
     2,650   Hewlett-Packard Co. ..................       83,641
     3,540   International Business Machines Corp.       300,900
     1,500   Juniper Networks, Inc. (a) ...........      189,094
     1,200   Lexmark International, Inc. (a) ......       53,175
     2,610   Novellus Systems, Inc. (a) ...........       93,797
     3,600   Palm, Inc. (a) .......................      101,925
     2,400   Solectron Corp. (a) ..................       81,360
    21,000   Sun Microsystems, Inc. (a) ...........      585,375
     1,300   Symbol Technologies, Inc. ............       46,800
     2,300   Unisys Corp. (a) .....................       33,638
                                                      ----------
                                                       4,449,237
                                                      ----------

   The accompanying notes are an integral part of these financial statements.
                                                                              27

Conseco Large-Cap Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES                                                            VALUE
-----------------                                                    --------
Measuring Instruments, Photo Goods, Watches (2.7%)
      3,900   Agilent Technologies, Inc. (a) .................   $   213,525
      2,700   Allergan, Inc. .................................       261,394
      2,090   Applera Corp. - Applied Biosystems Group .......       196,591
      1,600   KLA-Tencor Corp. (a) ...........................        53,900
      1,306   Waters Corp. (a) ...............................       109,051
                                                                 -----------
                                                                     834,461
                                                                 -----------
Miscellaneous Retail (1.2%)
      1,300   CVS Corp. ......................................        77,919
      1,900   Tiffany & Co. ..................................        60,088
      5,200   Walgreen Co. ...................................       217,425
                                                                 -----------
                                                                     355,432
                                                                 -----------
Motion Pictures (1.1%)
      1,000   Macrovision Corp. (a) ..........................        74,016
      4,800   Time Warner, Inc. ..............................       250,752
                                                                 -----------
                                                                     324,768
                                                                 -----------
Non-Depository Credit Institutions (0.7%)
        600   Macromedia, Inc. (a) ...........................        36,450
      3,060   Providian Financial Corp. ......................       175,950
                                                                 -----------
                                                                     212,400
                                                                 -----------
Oil and Gas Extraction (1.5%)
        610   Anadarko Petroleum Corp. .......................        43,359
        930   BJ Services Co. (a) ............................        64,054
      2,080   Enron Corp. ....................................       172,900
      3,820   ENSCO International, Inc. ......................       130,119
        800   EOG Resources, Inc. ............................        43,750
                                                                 -----------
                                                                     454,182
                                                                 -----------
Printing, Publishing, and Allied Industries (0.8%)
        800   The Reader's Digest Association, Inc. - Class A         31,300
      4,800   Viacom, Inc. - Class B (a) .....................       224,400
                                                                 -----------
                                                                     255,700
                                                                 -----------
Security and Commodity Brokers (1.4%)
      1,150   The Goldman Sachs Group, Inc. ..................       122,978
      1,100   Merrill Lynch & Co., Inc. ......................        75,006
        930   Morgan Stanley Dean Witter & Co. ...............        73,702
      1,300   SEI Investments Co. ............................       145,600
                                                                 -----------
                                                                     417,286
                                                                 -----------
Stone, Clay, Glass and Concrete Products (1.1%)
      6,100   Corning, Inc. ..................................       322,156
                                                                 -----------
Transportation Equipment (0.6%)
          1   General Dynamics Corp. .........................            78
      4,170   General Motors Corp. - Class H (a) .............        95,910
      2,500   Harley-Davidson, Inc. ..........................        99,375
                                                                 -----------
                                                                     195,363
                                                                 -----------
Transportation Services (0.1%)
        600   Expeditors International of Washington, Inc. ...        32,212
                                                                 -----------
Unit Investment Trusts (1.3%)
      3,000   S&P 500 Depository Receipt .....................       393,563
                                                                 -----------
Wholesale Trade - Durable Goods (1.5%)
      3,670   Johnson & Johnson ..............................       385,579
      1,250   Sycamore Networks, Inc. (a) ....................        46,563
        800   Tech Data Corp. (a) ............................        21,638
                                                                 -----------
                                                                     453,780
                                                                 -----------
Wholesale Trade - Non-Durable Goods (1.2%)
      2,900   Cardinal Health, Inc. ..........................       288,912
      2,500   SYSCO Corp. ....................................        75,000
                                                                 -----------
                                                                     363,912
                                                                 -----------
              Total common stocks (cost $31,090,319) .........    29,603,715
                                                                 -----------
Total investments (cost $31,090,319) (96.7%) .................    29,603,715
                                                                 -----------
Other assets, less liabilities (3.3%) ........................     1,010,553
                                                                 -----------
Total net assets (100.0%) ....................................   $30,614,268
                                                                 ===========

--------------
(a) Non-income producing security.
(b) ADR-American Depository Receipts.

   The accompanying notes are an integral part of these financial statements.
28

Conseco Balanced Fund
--------------------------------------------------------------------------------
Portfolio Managers' Review

Equity review

   The year and especially the fourth quarter offered several challenges for the U.S. equity market. Moderate domestic and foreign economic growth, following a stepped-up, 50-basis-point tightening by the Fed in May, raised concerns about how well the market's future earnings stream could be sustained.

   Analysts and strategists continued to trim their earnings expectations across most sectors into year-end, amid an 80% increase in the number of pre-announcements made, as compared to the same period a year earlier.

   The portfolio benefited in December from a reduction in technology stocks, which represented 23% of the portfolio versus 33% as of November 30, 2000. The catalyst for the reduction was risk control. Similar changes made during the month were to increase the finance, health services and consumer cyclical sectors while decreasing the energy and consumer staple sectors.

   The largest contributing sectors for December were financials and energy, while the largest detractors were technology and utilities.

   For the fourth quarter the largest contributors were health services and consumer staples, while the worst were technology and utilities.

   For the year, the best-performing sectors were financials, health services and energy, while the worst performers were technology and utilities.

   Moving forward, at issue is the nature of the current economic slowdown. The decline in the stock market may prompt consumers to rein in spending, which could keep the economy from rebounding.

   The Fund will strive to maintain market-neutral sector and industry weightings relative to the benchmark index, as well as a similar beta, average market capitalization and dividend yield. The equity sub-adviser's investment philosophy is to remain market-neutral in all areas of portfolio construction except security-specific selection.

Fixed income review

   The year held investors' attention as unusual events in the capital markets converged. The huge bull market in stocks, which climaxed in mid-year, threatened to push a strong economy into overdrive.

Growth of $10,000

             Conseco Balanced Fund      Lehman Brothers
  DATE         (Class A Shares)      Aggregate Bond Index  S&P Midcap 400 Index
  1/2/97           $9,425.00             $10,000.00              $10,000.00
 1/31/97           $9,556.95             $10,031.00              $10,375.00
 2/28/97           $9,434.43             $10,056.08              $10,289.93
 3/31/97           $9,123.40              $9,944.46               $9,851.57
 4/30/97           $9,123.40             $10,093.62              $10,106.73
 5/30/97           $9,720.26             $10,189.51              $10,990.06
 6/30/97          $10,051.85             $10,310.77              $11,298.88
 7/31/97          $10,623.51             $10,589.16              $12,417.47
 8/29/97          $10,709.26             $10,499.15              $12,402.57
 9/30/97          $11,447.67             $10,653.49              $13,115.71
10/31/97          $11,083.64             $10,807.96              $12,545.18
11/28/97          $11,112.38             $10,857.68              $12,730.85
12/31/97          $11,045.33             $10,967.34              $13,224.81
 1/30/98          $11,261.50             $11,107.72              $12,973.54
 2/27/98          $11,920.31             $11,098.84              $14,047.74
 3/31/98          $12,508.09             $11,136.57              $14,681.30
 4/30/98          $12,570.73             $11,194.48              $14,949.96
 5/29/98          $12,153.10             $11,300.83              $14,277.22
 6/30/98          $12,450.66             $11,396.89              $14,367.16
 7/31/98          $11,968.16             $11,420.82              $13,809.72
 8/31/98          $10,677.99             $11,606.98              $11,239.73
 9/30/98          $10,992.66             $11,878.58              $12,289.52
10/30/98          $11,172.18             $11,815.63              $13,388.20
11/30/98          $11,710.72             $11,882.98              $14,056.27
12/31/98          $12,420.34             $11,918.63              $15,754.27
 1/29/99          $12,335.34             $12,003.25              $15,141.43
 2/26/99          $11,952.85             $11,793.19              $14,348.02
 3/31/99          $12,360.84             $11,858.05              $14,748.33
 4/30/99          $12,670.66             $11,896.00              $15,911.97
 5/28/99          $12,553.14             $11,791.31              $15,980.39
 6/30/99          $13,321.82             $11,753.58              $16,836.94
 7/30/99          $13,343.27             $11,704.22              $16,478.32
 8/31/99          $13,364.73             $11,698.37              $15,913.11
 9/30/99          $13,443.56             $11,834.07              $15,421.39
10/29/99          $13,960.62             $11,877.85              $16,207.89
11/30/99          $14,714.67             $11,876.66              $17,058.80
12/31/99          $16,088.05             $11,819.66              $18,072.09
 1/31/00          $16,064.24             $11,780.65              $17,562.46
 2/29/00          $18,946.04             $11,923.20              $18,791.83
 3/31/00          $18,621.28             $12,080.58              $20,364.71
 4/28/00          $17,497.79             $12,045.55              $19,651.94
 5/31/00          $16,732.85             $12,039.53              $19,406.29
 6/30/00          $18,195.95             $12,289.95              $19,691.57
 7/31/00          $18,147.94             $12,401.79              $20,002.69
 8/31/00          $19,852.31             $12,581.61              $22,234.99
 9/29/00          $19,480.47             $12,660.88              $22,081.57
10/31/00          $18,673.31             $12,744.44              $21,333.01
11/30/00          $16,962.59             $12,953.45              $19,722.36
12/29/00          $17,260.77             $13,194.38              $21,231.13

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/00. Past performance does not guarantee future results.

   Record corporate bond issuance for the third year in a row, particularly focused in the telecom sector, helped to keep yield spreads at their widest levels in 10 years. In addition, credit blow-ups grew as more companies missed earnings estimates or faced financial restructuring.

   With all the subplots taking place in the financial markets, U.S. Treasury bonds provided outstanding returns for investors. However, the dispersion of returns between the various fixed-income sectors, including corporate bonds, mortgage-backed securities and asset-backed securities, was extremely wide.

   While our investment philosophy is deeply rooted in proprietary, fundamental research, the portfolio structure is critical to providing a competitive total return in this environment without incurring significant risk.

   In the waning months of 2000, we witnessed two unusual events. The utility crisis in California brought the state's power companies to the brink of bankruptcy as deregulation faltered. We also had the global telecom companies issuing large amounts of debt in order to finance their business strategies in a new, deregulated world.

                                                              CONSECO FUND GROUP
Morningstar Ranking(1): **** (of 4,164 funds)                 2000 Annual Report
--------------------------------------------------------------------------------
   We believe that, as the U.S. economy slows, there is value and opportunity in the bond market.

Maxwell E. Bublitz, CFA              Gregory J. Hahn, CFA
President & CEO                      Senior Vice President, Portfolio Analytics
Conseco Capital Management, Inc.     Chief Investment Officer
                                     Portfolio Manager
                                     Conseco Capital Management, Inc.

Chicago Equity Partners, LLP ("CEP") and Gregory J. Hahn, CFA, chief fixed income investment officer and senior vice president at Conseco Capital Management, Inc. ("CCM"), share responsibility for managing this fund. Effective December 1, CEP became the fund's equity sub-adviser. In business since 1989, CEP -- known for low-turnover growth performance -- has $8.4 billion in taxable and tax-exempt assets under management for more than 100 institutional clients. Hahn is the manager for the fixed-income portion of the fund, as well as $2 billion in institutional fixed-income accounts. Before joining CCM in 1989, he was a fixed-income portfolio manager for Unified Management.

--------------------------------------------------------------------------------
(1) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change monthly. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star.
(2) Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the Fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Balanced Fund is 5.75%. The Lehman Brothers Aggregate Bond ("LBA") Index is an unmanaged index considered to be representative of the bond market in general. The MidCap S&P 400 Index is an unmanaged index considered to be representative of the mid-cap stock arena in general.
(3) Beta measures the Fund's volatility as compared to a 50%/50% blend of the S&P MidCap 400 Index and the LBA Index.

Average annual total return(2) (as of 12/31/00)

                                  Inception                           Since
                                    date      1 year     3 years    inception
                                 -----------  ------     ------     ---------
   Balanced A.................   01/02/1997    1.12%     13.78%       14.62%
   Balanced B.................   02/10/1998    1.45%      n/a         12.11%
   Balanced C.................   02/13/1998    5.72%      n/a         13.47%
   Balanced Y.................   01/02/1997    7.82%     16.58%       16.90%
   LBA Index..................   01/02/1997   11.63%      6.36%        7.18%
   S&P MidCap 400 Index.......   01/02/1997   17.48%     17.09%       20.71%
--------------------------------------------------------------------------------
Top five sectors (as of 12/31/00)
   Electric, Gas, Water, Cogeneration, Sanitary Services............   14.1%
   Chemicals and Allied Products....................................    8.8%
   Depository Institutions..........................................    7.4%
   Electronic, Other Electrical Equipment, except Computers.........    6.3%
   Oil and Gas Extraction...........................................    4.8%
--------------------------------------------------------------------------------
Top 10 holdings (as of 12/31/00)
   Government National Mortgage Assn................................    2.0%
   Exxon Mobil Corp.................................................    1.7%
   Midwest Generation LLC...........................................    1.7%
   Pfizer, Inc......................................................    1.6%
   Southern Energy, Inc.............................................    1.5%
   Cisco Systems, Inc...............................................    1.4%
   General Electric Co..............................................    1.4%
   Merck & Co., Inc.................................................    1.3%
   Ford Motor Credit Co.............................................    1.1%
   Osprey Trust/Osprey I............................................    1.1%
--------------------------------------------------------------------------------
/ / Current net assets: $62,539,069
/ / Increase in net assets YTD: $16,303,217
/ / Percentage increase in net assets YTD: 35.3%
/ / Beta: 1.25 (Class A shares)(3)
                                                                              31

Conseco Balanced Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
COMMON STOCKS (56.9%)
Building Materials, Hardware, Garden-Retail (0.6%)

    8,370     The Home Depot, Inc ...............................     $  382,404
                                                                      ----------
Business Services (4.7%)
      700     Adobe Systems, Inc. ...............................         40,731
    7,360     America Online, Inc. (a) ..........................        256,128
      710     Ariba, Inc. (a) ...................................         38,074
      600     Art Technology Group, Inc. (a) ....................         18,337
    1,500     Automatic Data Processing, Inc. ...................         94,969
    1,600     Brocade Communications Systems, Inc. (a) ..........        146,900
    2,300     Cadence Design Systems, Inc. (a) ..................         63,250
      700     DST Systems, Inc. (a) .............................         46,900
    4,630     First Data Corp. ..................................        243,943
    4,000     The Interpublic Group of Companies, Inc. ..........        170,250
    1,700     Intuit, Inc. (a) ..................................         67,044
      500     Mercury Interactive Corp. (a) .....................         45,125
   15,800     Microsoft Corp. (a) ...............................        685,325
    1,200     NCR Corp. (a) .....................................         58,950
   13,130     Oracle Corp. (a) ..................................        381,591
    2,100     Robert Half International, Inc. (a) ...............         55,650
    1,840     Siebel Systems, Inc. (a) ..........................        124,430
    1,900     Symantec Corp. (a) ................................         63,413
    1,000     TMP Worldwide, Inc. (a) ...........................         55,000
      810     VeriSign, Inc. (a) ................................         60,092
    2,730     VERITAS Software Corp. (a) ........................        238,875
                                                                      ----------
                                                                       2,954,977
                                                                      ----------
Chemicals and Allied Products (7.4%)
    4,970     Abbott Laboratories ...............................        240,734
    4,500     Air Products & Chemicals, Inc. ....................        184,500
    4,840     Biogen, Inc. (a) ..................................        290,702
    8,620     Bristol-Myers Squibb Co. ..........................        637,341
    2,800     Colgate-Palmolive Co. .............................        180,740
    1,500     Cytec Industries, Inc. (a) ........................         59,906
    2,660     E. I. du Pont de Nemours and Co. ..................        128,511
    3,950     The Estee Lauder Companies, Inc. - Class A ........        173,059
      800     Genzyme Corp. (a) .................................         71,950
    8,570     Merck & Co., Inc. .................................        802,366
   21,600     Pfizer, Inc. ......................................        993,600
    8,500     Pharmacia Corp. ...................................        518,500
    4,700     Schering-Plough Corp. .............................        266,725
    1,400     Union Carbide Corp. ...............................         75,337
                                                                      ----------
                                                                       4,623,971
                                                                      ----------
Communications by Phone, Television, Radio, Cable (3.4%)
    5,400     AT&T Wireless Group (a) ...........................         93,487
    3,700     AT&T Corp. ........................................         64,056
    3,600     Cox Communications, Inc. - Class A (a) ............        167,625
    8,100     Qwest Communications International, Inc. (a) ......        332,100
   14,300     SBC Communications, Inc. ..........................        682,825
    4,190     Sprint Corp. ......................................         85,109
   11,790     Verizon Communications, Inc. ......................        590,974
    8,500     WorldCom, Inc. (a) ................................        119,531
                                                                      ----------
                                                                       2,135,707
                                                                      ----------
Depository Institutions (4.1%)
    6,490     The Bank of New York Co., Inc. ....................        358,167
    4,900     The Chase Manhattan Corp. .........................        222,644
   13,300     Citigroup, Inc. ...................................        679,131
   12,870     Firstar Corp. .....................................        299,228
    7,400     FleetBoston Financial Corp. .......................        277,963
    3,000     GreenPoint Financial Corp. ........................        122,812
    3,400     MBNA Corp. ........................................        125,588
    6,690     PNC Financial Services Group, Inc. ................        488,788
                                                                      ----------
                                                                       2,574,321
                                                                      ----------
Eating and Drinking Places (0.3%)
    3,500     Darden Restaurants, Inc. ..........................         80,063
    3,680     McDonald's Corp. ..................................        125,120
                                                                      ----------
                                                                         205,183
                                                                      ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (2.3%)
    2,390     American Electric Power Co., Inc. .................        111,135
    2,400     Duke Energy Corp. .................................        204,600
    2,700     Dynegy, Inc. - Class A ............................        151,369
    4,170     El Paso Energy Corp. ..............................        298,676
    2,800     Exelon Corp. ......................................        196,588
    2,700     FPL Group, Inc. ...................................        193,725
    3,600     Reliant Energy, Inc. ..............................        155,925
    3,100     TECO Energy, Inc. .................................        100,362
                                                                      ----------
                                                                       1,412,380
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.
32

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------
     SHARES OR
  PRINCIPAL AMOUNT                                                     VALUE
---------------------                                                --------
Electronic, Other Electrical Equipment, except Computers (6.0%)
    2,740       Analog Devices, Inc. (a) ........................   $  140,254
    1,500       Applied Micro Circuits Corp. (a) ................      112,570
      700       Broadcom Corp. - Class A (a) ....................       58,800
    3,380       Celestica, Inc. (a) .............................      183,365
    1,300       CIENA Corp. (a) .................................      105,625
      900       Cypress Semiconductor Corp. (a) .................       17,719
    1,270       Eaton Corp. .....................................       95,488
    4,960       Emerson Electric Co. ............................      390,910
   17,690       General Electric Co. ............................      848,014
    2,170       Integrated Device Technology, Inc. (a) ..........       71,881
   17,360       Intel Corp. .....................................      521,885
    1,000       International Rectifier Corp. (a) ...............       30,000
    1,060       Intersil Holding Corp. (a) ......................       24,314
    3,270       JDS Uniphase Corp. (a) ..........................      136,318
    1,700       KEMET Corp. (a) .................................       25,712
    2,500       Linear Technology Corp. .........................      115,625
    1,800       Network Appliance, Inc. (a) .....................      115,538
      600       NVIDIA Corp. (a) ................................       19,659
      900       PMC-Sierra, Inc. (a) ............................       70,762
      400       Power-One, Inc. (a) .............................       15,725
      500       Rambus, Inc. (a) ................................       18,062
      900       Sanmina Corp. (a) ...............................       68,963
    1,200       Scientific-Atlanta, Inc. ........................       39,075
      500       SDL, Inc. (a) ...................................       74,094
    2,000       Semtech Corp. (a) ...............................       44,125
    1,600       Silicon Storage Technology, Inc. (a) ............       18,900
    2,500       Tellabs, Inc. (a) ...............................      141,250
      800       TranSwitch Corp. (a) ............................       31,300
    1,100       TriQuint Semiconductor, Inc. (a) ................       48,056
    1,260       Vitesse Semiconductor Corp. (a) .................       69,694
    2,100       Xilinx, Inc. (a) ................................       96,863
                                                                    ----------
                                                                     3,750,546
                                                                    ----------
Engineering, Accounting, Research, Management Services (0.1%)
    1,000       Paychex, Inc. ...................................       48,625
      300       PerkinElmer, Inc. ...............................       31,500
                                                                    ----------
                                                                        80,125
                                                                    ----------
Food and Kindred Products (2.5%)
    5,000       Anheuser-Busch Companies, Inc. ..................   $  227,500
    5,400       Archer-Daniels-Midland Co. ......................       81,000
    5,050       The Coca-Cola Co. ...............................      307,734
    4,500       ConAgra Foods, Inc. .............................      117,000
    1,370       General Mills, Inc. .............................       61,051
    1,500       McCormick & Co., Inc. ...........................       54,094
    4,420       PepsiCo, Inc. ...................................      219,066
    8,520       Philip Morris Companies, Inc. ...................      374,880
      600       The Quaker Oats Co. .............................       58,425
      890       Wm. Wrigley Jr. Co. .............................       85,273
                                                                    ----------
                                                                     1,586,023
                                                                    ----------
Food Stores (0.3%)
    3,300       Safeway, Inc. (a) ...............................      206,250
                                                                    ----------
General Merchandise Stores (1.7%)
    3,200       Kohl's Corp. (a) ................................      195,200
    6,900       Sears, Roebuck & Co. ............................      239,775
   15,960       Target Corp. ....................................      514,710
    2,340       Wal-Mart Stores, Inc. ...........................      124,313
                                                                    ----------
                                                                     1,073,998
                                                                    ----------
Health Services (0.6%)
    8,310       HCA - The Healthcare Co. ........................      365,723
                                                                    ----------
Industrial, Commercial Machinery, Computers (4.4%)
    1,500       American Standard Companies, Inc. (a) ...........       73,969
    1,810       Applied Materials, Inc. (a) .....................       69,119
   22,540       Cisco Systems, Inc. (a) .........................      862,155
    7,930       EMC Corp. (a) ...................................      527,345
    1,300       Harris Corp. ....................................       39,813
    4,080       International Business Machines Corp. ...........      346,800
      700       Juniper Networks, Inc. (a) ......................       88,244
    1,000       Lexmark International, Inc. (a) .................       44,313
    3,390       Novellus Systems, Inc. (a) ......................      121,828
    2,700       Palm, Inc. (a) ..................................       76,444
    6,400       Sun Microsystems, Inc. (a) ......................      178,400
      900       Symbol Technologies, Inc. .......................       32,400
    4,100       Tyco International, Ltd. ........................      227,550
    2,200       Unisys Corp. (a) ................................       32,175
                                                                    ----------
                                                                     2,720,555
                                                                    ----------

   The accompanying notes are an integral part of these financial statements.
                                                                              33

Conseco Balanced Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
Insurance Agents, Brokers, and Service (0.1%)
       750    Marsh & McLennan Companies, Inc. ..................     $   87,750
                                                                      ----------
Insurance Carriers (2.0%)
     4,700    The Allstate Corp. ................................        204,744
     6,010    American International Group, Inc. ................        592,361
     2,900    MGIC Investment Corp. .............................        195,569
     4,480    The St. Paul Companies, Inc. ......................        243,320
                                                                      ----------
                                                                       1,235,994
                                                                      ----------
Measuring Instruments, Photo Goods, Watches (1.4%)
     2,400    Agilent Technologies, Inc. (a) ....................        131,400
     3,060    Allergan, Inc. ....................................        296,246
     2,520    Applera Corp. - Applied Biosystems Group ..........        237,037
     1,300    Millipore Corp. ...................................         81,900
     1,500    Tektronix, Inc. ...................................         50,531
       980    Waters Corp. (a) ..................................         81,830
                                                                      ----------
                                                                         878,944
                                                                      ----------
Metal Mining (0.1%)
     1,100    Phelps Dodge Corp. ................................         61,394
                                                                      ----------
Miscellaneous Retail (0.1%)
     2,800    Tiffany & Co. .....................................         88,550
                                                                      ----------
Motion Pictures (0.9%)
    10,810    AT&T Corp. - Liberty Media Group - Class A (a).....        146,611
       400    Macrovision Corp. (a) .............................         29,606
     3,400    Time Warner, Inc. .................................        177,616
     7,900    The Walt Disney Co. ...............................        228,606
                                                                      ----------
                                                                         582,439
                                                                      ----------
Non-Depository Credit Institutions (2.6%)
     4,100    American Express Co. ..............................        225,244
     3,700    Fannie Mae ........................................        320,975
     9,550    Federal Home Loan Mortgage Corp. ..................        657,756
     7,820    Providian Financial Corp. .........................        449,650
                                                                      ----------
                                                                       1,653,625
                                                                      ----------
Oil and Gas Extraction (1.2%)
     3,670    Anadarko Petroleum Corp. ..........................        260,864
     1,980    BJ Services Co. (a) ...............................        136,372
     2,220    Enron Corp. .......................................        184,537
     4,767    ENSCO International, Inc. .........................        162,376
                                                                      ----------
                                                                         744,149
                                                                      ----------
Paper and Allied Products (0.5%)
     2,700    Bowater, Inc. .....................................        152,213
     2,700    Kimberly-Clark Corp. ..............................        190,863
                                                                      ----------
                                                                         343,076
                                                                      ----------
Petroleum Refining and Related Industries (2.1%)
     1,100    Chevron Corp. .....................................         92,881
    12,210    Exxon Mobil Corp. .................................      1,061,507
     2,610    Phillips Petroleum Co. ............................        148,444
                                                                      ----------
                                                                       1,302,832
                                                                      ----------
Primary Metal Industries (0.1%)
     4,100    AK Steel Holding Corp. ............................         35,875
                                                                      ----------

Printing, Publishing, and Allied Industries (0.9%)
     3,300    The McGraw-Hill Companies, Inc. ...................        193,463
     4,700    Viacom, Inc. - Class B (a) ........................        219,725
                                                                      ----------
                                                                         413,188
                                                                      ----------
Real Estate Investment Trusts (REITS) (0.3%)
     4,000    Duke-Weeks Realty Corp. ...........................         98,500
     1,900    Equity Residential Properties Trust ...............        105,094
                                                                      ----------
                                                                         203,594
                                                                      ----------
Real Estate Operators, Agents, Managers (0.2%)
     3,400    Starwood Hotels & Resorts Worldwide, Inc. .........        119,850
                                                                      ----------
Security and Commodity Brokers (1.1%)
     1,900    The Goldman Sachs Group, Inc. .....................        203,181
     3,700    Merrill Lynch & Co., Inc. .........................        252,294
     2,290    Morgan Stanley Dean Witter & Co. ..................        181,482
       500    SEI Investments Co. ...............................         56,000
                                                                      ----------
                                                                         692,957
                                                                      ----------
Stone, Clay, Glass and Concrete Products (0.3%)
     3,900    Corning, Inc. .....................................        205,969
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.
34

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------
     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
Transportation by Air (0.2%)
      2,700   Delta Air Lines, Inc. .............................    $   135,506
                                                                     -----------
Transportation Equipment (2.5%)
      8,010   The Boeing Co. ....................................        528,660
      7,600   Ford Motor Co. ....................................        178,125
      2,760   General Dynamics Corp. ............................        215,280
      1,600   General Motors Corp. ..............................         81,500
      4,680   General Motors Corp. - Class H (a) ................        107,640
      1,600   Harley-Davidson, Inc. .............................         63,600
      5,040   United Technologies Corp. .........................        396,270
                                                                     -----------
                                                                       1,571,075
                                                                     -----------
Transportation Services (0.2%)
      2,900   Expeditors International of Washington, Inc. ......        155,694
                                                                     -----------
Wholesale Trade - Durable Goods (1.1%)
      1,300   Arrow Electronics, Inc. (a) .......................         37,212
      4,940   Johnson & Johnson .................................        519,009
      2,460   Sycamore Networks, Inc. (a) .......................         91,635
        800   Tech Data Corp. (a) ...............................         21,638
                                                                     -----------
                                                                         669,494
                                                                     -----------
Wholesale Trade (Non-Durable Goods (0.6%)
      1,200   Cardinal Health, Inc. .............................        119,550
      5,200   SYSCO Corp. .......................................        156,000
      1,360   Unilever NV .......................................         85,595
                                                                     -----------
                                                                         361,145
                                                                     -----------
              Total common stocks (cost $37,210,758) ............     35,615,263
                                                                     -----------
PREFERRED STOCKS (1.9%)
Insurance Carriers (0.3%)
      8,000   Lincoln National Capital, TOPrS (c), 6.400% .......        200,250
                                                                     -----------
Measuring Instruments, Photo Goods, Watches (0.6%)
      6,629   River Holding Corp.,
                Series B, PIK (c), 11.500% ......................        382,797
                                                                     -----------
Non-Depository Credit Institutions (1.0%)
      6,000   Centaur Funding Corp., 9.080%, (b) Cost - $637,948;
                Acquired - 01/14/1999 and 01/13/2000 ............    $   623,813
                                                                     -----------
              Total preferred stock (cost $1,360,373) ...........      1,206,860
                                                                     -----------
PREFERRED STOCK -- CONVERTIBLE (0.0%)
Communications by Phone, Television, Radio, Cable (0.0%)
         20   Broadwing Communications, Series B, 12.500% .......         21,216
                                                                     -----------
              Total preferred stock - convertible (cost $20,080)          21,216
                                                                     -----------
WARRANTS (0.0%)
Amusement and Recreation Services (0.0%)
        100   Park 'N View, Inc. ................................             --
                                                                     -----------
              Total warrants (cost $0) ..........................             --
                                                                     -----------
CORPORATE BONDS (30.1%)
Amusement and Recreation Services (0.2%)
   $150,000   Mirage Resorts, Inc., 6.625%, due 02/01/2005 ......        145,930
                                                                     -----------
Auto Repair and Parking (0.6%)
    400,000   Amerco - MTN, 7.470%, due 01/15/2027 ..............        366,107
                                                                     -----------
Chemicals and Allied Products (1.4%)
    350,000   Agrium, Inc., 7.700%, due 02/01/2017 ..............        296,511
    625,000   Lyondell Chemical Co., Series A, 9.625%,
                due 05/01/2007 ..................................        607,813
                                                                     -----------
                                                                         904,324
                                                                     -----------
Communications by Phone, Television, Radio, Cable (1.4%)
    225,000   Charter Communications Holdings, LLC, 10.250%,
                due 01/15/2010 ....................................      220,500
    625,000   Qwest Capital Funding, 7.900%, due 08/15/2010,
                (b) Cost - $623,656; Acquired - 08/16/2000 ........      642,189
                                                                     -----------
                                                                         862,689
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.
                                                                              35

Conseco Balanced Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
Depository Institutions (3.3%)
$  500,000   Comerica Bank, 7.650%, due 08/15/2010 ..............     $  511,251
   500,000   Dime Bancorp, Inc., 9.000%, due 12/29/2002 .........        503,063
   150,000   Key Bank, National Association, 6.500%,
               due 04/15/2008 ...................................        145,704
   335,000   Sovereign Bancorp, Inc., 10.250%,
               due 05/15/2004 ...................................        331,650
   650,000   Union Planters Bank, National Association, 6.500%,
               due 03/15/2008 ...................................        594,636
                                                                      ----------
                                                                       2,086,304
                                                                      ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (11.8%)
   275,000   AES Corp., 8.750%, due 12/15/2002 ..................        277,406
   550,000   Calpine Corp., 8.250%, due 08/15/2005 ..............        546,732
   702,078   East Coast Power LLC, 6.737%, due 03/31/2008 .......        694,126
   100,000   El Paso Natural Gas, 7.500%, due 11/15/2026 ........         97,989
 1,150,000   Midwest Generation LLC, 8.560%, due 01/02/2016,
               (b) Cost - $1,150,000; Acquired - 08/17/2000......      1,049,546
   360,000   NRG Energy, Inc., 8.250%, due 09/15/2010 ...........        370,875
   650,000   PSEG Energy Holdings, 9.125%, due 02/10/2004 .......        667,110
   650,000   Southern Energy, Inc., 7.900%,
                 due 07/15/2009, (b) Cost - $627,721;
             Acquired - 10/26/2000 & 11/03/2000 .................        646,073
   925,000   Southern Energy, Inc., 9.125%, due 06/30/2019,
               (b) Cost - $925,000; Acquired - 12/07/2000 .......        939,898
   750,000   Tennessee Gas Pipeline, 7.000%, due 10/15/2028......        705,003
   600,000   TXU Corp., 7.625%, due 10/15/2002 ..................        606,229
   200,000   Waste Management, Inc., 6.625%, due 07/15/2002......        196,146
   315,000   Waste Management, Inc., 6.875%, due 05/15/2009......        296,379
   270,000   Williams Companies, Inc., 7.625% due 07/15/2019.....        270,200
                                                                      ----------
                                                                       7,363,712
                                                                      ----------
Electronic, Other Electrical Equipment, except Computers (0.3%)
   175,000   EchoStar Broadband Corp., 10.375%, due 10/01/2007,
                 (b) Cost - $170,866; Acquired - 12/14/2000 .....        172,812
                                                                      ----------
General Merchandise Stores (0.2%)
   150,000   Shopko Stores, Inc., 6.500%, due 08/15/2003 ........         95,256
                                                                      ----------
Hotels, Other Lodging Places (0.5%)
$  100,000   HMH Properties, Inc., 8.450%, due 12/01/2008 .......     $   97,500
   200,000   Park Place Entertainment, 8.875%, due 09/15/2008 ...        203,000
                                                                      ----------
                                                                         300,500
                                                                      ----------
Motion Pictures (0.4%)
   300,000   Liberty Media Corp., 8.250%, due 02/01/2030 ........        274,408
                                                                      ----------
Non-Depository Credit Institutions (1.1%)
   700,000   Ford Motor Credit Co., 7.500%, due 03/15/2005 ......        715,268
                                                                      ----------
Oil and Gas Extraction (3.6%)
   445,000   Cliffs Drilling Co., Series B, 10.250%,
               due 05/15/2003 ...................................        453,344
   450,000   Enron Corp., 8.000%, due 08/15/2005,
               (b) Cost - $449,222; Acquired - 08/17/2000 .......        470,594
   325,000   Occidental Petroleum Corp., 8.450%, due 02/15/2029 .        359,220
   450,000   USX Corporation, 6.850%, due 03/01/2008 ............        435,420
   550,000   USX Corporation, 8.500%, due 03/01/2023 ............        559,578
                                                                      ----------
                                                                       2,278,156
                                                                      ----------
Petroleum Refining and Related Industries (0.7%)
   350,000   Pennzoil Co., 10.125%, due 11/15/2009 ..............        424,720
                                                                      ----------
Pipe Lines, except Natural Gas (2.1%)
   600,000   Kinder Morgan Inc., 6.650%, due 03/01/2005 .........        601,817
   700,000   Osprey Trust/Osprey I, 7.797%, due 01/15/2003,
               (b) Cost - $700,000; Acquired - 09/28/2000 .......        708,627
                                                                      ----------
                                                                       1,310,444
                                                                      ----------
Real Estate Investment Trusts (REITS) (0.2%)
   100,000   Corporate Property Investors, Inc, 9.000%,
                 due 03/15/2002, (b) Cost - $109,680;
                 Acquired - 03/17/1998 ..........................        101,964
                                                                      ----------
Real Estate Operators, Agents, Managers (0.8%)
   500,000   Regency Centers, L.P., 7.400%, due 04/01/2004 ......        497,579
                                                                      ----------
Tobacco Products (0.5%)
   350,000   R.J. Reynolds Tobacco Holdings, Inc., 7.375%,
             due 05/15/2003 .....................................        339,775
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.
36

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------
     SHARES OR
  PRINCIPAL AMOUNT                                                       VALUE
---------------------                                                  --------
Transportation Equipment (1.0%)
   $550,000   Northrop-Grumman Corp., 9.375%, due 10/15/2024..      $   575,851
                                                                    -----------
              Total corporate bonds (cost $18,789,514)               18,815,799
                                                                    -----------
INTERNATIONAL/YANKEE (U.S. $ Denominated) (3.9%)
    600,000   British Telecommunications plc, 8.625%,
                 due 12/15/2030...............................          602,380
    350,000   Global Crossing Ltd., 9.125%, due 11/15/2006....          336,875
    300,000   Marconi Corp., 7.750%,  due 09/15/2010..........          295,837
    400,000   Telefonica Europe, 7.750%, due 09/15/2010.......          405,613
    300,000   United Mexican States, 9.875%, due 02/01/2010...          322,650
    500,000   West Fraser Mill, 7.250%, due 09/15/2002,
                 (b) Cost - $499,920; Acquired - 01/06/1997...          503,200
                                                                    -----------
              Total international/yankee (cost $2,474,118)....        2,466,555
                                                                    -----------
MUNICIPAL BONDS (0.9%)
    250,000   Capital Projects Finance Authority, Florida Revenue,
                 8.000%, due 12/01/2001.......................          250,283
    350,000   Mississippi Development Bank, Special Obligation,
                 Series 1998, 8.500%, due 12/01/2018..........          314,860
                                                                    -----------
              Total municipal bonds (cost $600,000)...........          565,143
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.8%)
   $193,991   Bank of America Mortgage Securities, 00-5 A1, 7.750%,
                 due 10/25/2030...............................      $   195,614
    261,475   First Union National Bank Commercial Mortgage,
                 99-C4 A1, 7.184%, due 12/15/2031.............          271,507
  1,250,853   Government National Mortgage Assn., 00-29 A, 7.500%,
                 due 07/20/2026...............................        1,271,802
                                                                    -----------
              Total collateralized mortgage obligations
                 (cost $1,710,731)............................        1,738,923
                                                                    -----------
SHORT-TERM INVESTMENTS (2.0%)
  1,200,000   Newell, 6.550%, due 01/02/2001..................        1,199,782
                                                                    -----------
              Total short-term investments (cost $1,199,782)..        1,199,782
                                                                    -----------
Total investments (cost $63,365,356) (98.5%)..................       61,629,541
                                                                    -----------
Other assets, less liabilities (1.5%).........................          909,528
                                                                    -----------
Total net assets (100.0%).....................................      $62,539,069
                                                                    ===========
--------------
(a) Non-income producing security.
(b) Restricted under Rule 144A of the Securities Act of 1933.
(c) PIK - Payment In Kind.
    STEP - Bonds where the coupon increases or steps up at a predetermined rate. TOPrS - Trust Originated Preferred Securities.

   The accompanying notes are an integral part of these financial statements.
                                                                              37

Conseco Convertible Securities Fund
--------------------------------------------------------------------------------
Portfolio Managers' Review

   In a turbulent and tech-dominated year, the Fund managed to beat its benchmark and smooth the surrounding market volatility, just as it was designed to do.

   As the equity markets were rocked during the sharp fourth-quarter correction, investors were able to test the downside protection convertible securities can provide.

Market insight

   The year was characterized by a weak equity market in a rising-interest-rate environment.

   As investors feared that a slowing economy would damage corporate profits, they quickly sold shares of high-growth companies, particularly technology and telecommunications. This pressure was particularly painful to the convertible market, which was nearly 50% exposed to these two sectors.

   While the Fund outperformed the convertible market in the first and second quarters, its aggressiveness in technology caused it to suffer from the pressure in the third quarter.

   To defend against this, the Fund took a much more defensive posture by reducing new-economy holdings in favor of healthcare and energy issues. As a result, the aggregate exposure to tech volatility was significantly reduced.

Looking ahead

   As the year drew to a close, the markets appeared wary that the domestic economy would continue to slide into a prolonged recession. Going into 2001, we intend to follow fundamentals and exercise caution with respect to the outlook for high-growth companies.

   We remain bullish on the near-term prospects of healthcare due to an aging population, numerous innovations and minimal exposure to economic cycles.

   While we recognize that technology and telecommunications will continue to revolutionize the way we live, we remain cautious of near-term earnings pressure due to reduced capital spending.

Portfolio positioning

   To fit this projection, we have identified several convertible security issuers that we feel will outperform the market going forward.

Growth of $10,000

                Conseco Convertible Securities Fund      Merrill Lynch
   DATE                 (Class A shares)             Convertible Bond Index
  9/28/98                 $9,425.00                         $10,000.00
  9/30/98                 $9,321.33                          $9,791.00
 10/30/98                 $9,472.13                         $10,025.00
 11/30/98                 $9,885.70                         $10,469.11
 12/31/98                $10,465.78                         $11,085.74
  1/29/99                $11,175.93                         $11,603.45
  2/26/99                $10,783.10                         $11,189.20
  3/31/99                $10,958.23                         $11,669.22
  4/30/99                $11,480.18                         $12,180.33
  5/28/99                $11,457.41                         $12,091.42
  6/30/99                $12,212.10                         $12,554.52
  7/30/99                $12,416.09                         $12,476.68
  8/31/99                $12,429.24                         $12,396.83
  9/30/99                $12,402.98                         $12,497.24
 10/29/99                $12,901.24                         $12,950.89
 11/30/99                $13,873.59                         $13,928.69
 12/31/99                $14,665.32                         $16,001.27
  1/31/00                $15,533.67                         $15,868.46
  2/29/00                $17,419.12                         $17,479.11
  3/31/00                $17,157.78                         $17,099.82
  4/28/00                $16,110.60                         $16,020.82
  5/31/00                $15,284.66                         $15,213.37
  6/30/00                $16,549.45                         $16,120.09
  7/31/00                $16,020.57                         $15,623.59
  8/31/00                $16,888.43                         $16,956.28
  9/29/00                $16,127.13                         $16,498.46
 10/31/00                $15,171.79                         $15,648.79
 11/30/00                $12,959.10                         $13,695.82
 12/29/00                $14,143.57                         $14,129.98

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/00. Past performance does not guarantee future results.

   Our favorite picks include healthcare providers Universal Health Services, Inc. and Wellpoint Health Network, Inc.; energy companies El Paso Energy Capital Trust I and Anadarko Petroleum Corp.; and cable operator Comcast Corp.

   We also seek maximum diversity within our portfolio to minimize volatility and exposure to individual issuers.

   We believe the Fund's recent outperformance in the most volatile market in recent memory validates our research-driven, bottom-up investment process.

   Our investment strategy remains focused on identifying companies with strong fundamentals and positive growth trends to build our portfolio from the bottom up.

   This style, which leverages our experienced staff of 18 dedicated research analysts specializing in every industry and sector, should continue to serve us well.

Paul M. Kocoras                             Hirouye Teshome
Research Analyst                            Senior Securities Analyst
Co-Portfolio Manager                        Co-Portfolio Manager
Conseco Capital Management, Inc.            Conseco Capital Management, Inc.

                                                              CONSECO FUND GROUP
Conseco Convertible Securities Fund                           2000 Annual Report
--------------------------------------------------------------------------------
   Paul Kocoras and Hirouye Teshome co-manage the Fund.

   Kocoras joined Conseco Capital Management, Inc. ("CCM") in June 2000, and holds a bachelor's degree in finance from Indiana University. He previously worked as a convertible research analyst at the Chicago Mercantile Exchange.

   Prior to joining CCM in 1997, Teshome earned both his bachelor's and master's degrees in electrical engineering from Purdue University, as well as a master of business administration degree from Indiana University. Currently, he is a candidate for Level II of the Chartered Financial Analyst.

--------------------------------------------------------------------------------
(1) Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the Fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Convertible Securities Fund is 5.75%. Our benchmark index, the Merrill Lynch Broad Convertible ("MLBC") Index is an unmanaged index considered to be representative of the convertible securities market in general. Investors cannot actually invest in an index.
(2) Beta measures the Fund's volatility as compared against the MLBC Index.

Average total return(1) (as of 12/31/00)

                                  Inception                           Since
                                    date      1 year     3 years    inception
                                 -----------  ------     ------     ---------
   Convertible A..............   09/28/1998   -9.10%      n/a         16.02%
   Convertible B..............   09/28/1998   -8.86%      n/a         15.82%
   Convertible C..............   09/28/1998   -4.95%      n/a         17.97%
   Convertible Y..............   09/28/1998   -3.04%      n/a         19.62%
   MLBC Index.................   09/28/1998  -11.69%      n/a         15.97%
--------------------------------------------------------------------------------
Top five sectors (as of 12/31/00)
   Business Services................................................   11.2%
   Chemicals and Allied Products....................................   10.8%
   Communications by Phone, Television, Radio, Cable................   10.1%
   Electronic, Other Electrical Equipment, except Computers.........    8.8%
   Industrial, Commercial Machinery, Computers......................    8.2%
--------------------------------------------------------------------------------
Top 10 holdings (as of 12/31/00)
   Vertex Pharmaceuticals, Inc......................................    3.8%
   Juniper Networks.................................................    2.7%
   Millennium Pharmaceuticals, Inc..................................    2.6%
   Corning, Inc.....................................................    2.1%
   PerkinElmer, Inc.................................................    2.1%
   Calpine Capital Trust II.........................................    2.1%
   ALZA Corp........................................................    2.1%
   Allergan, Inc....................................................    2.1%
   Anadarko Petroleum Corp..........................................    2.0%
   El Paso Energy Capital Trust I...................................    2.0%
--------------------------------------------------------------------------------
/ / Current net assets: $67,600,541
/ / Decrease in net assets YTD: $3,480,082
/ / Percentage decrease in net assets YTD: 4.9%
/ / Beta: 0.90 (Class A shares)

Conseco Convertible Securities Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES OR
  PRINCIPAL AMOUNT                                                       VALUE
---------------------                                                  --------
COMMON STOCKS (4.5%)
Business Services (3.0%)
     11,500   Siebel Systems, Inc. (a)........................       $  777,688
     14,000   VERITAS Software Corp. (a)......................        1,225,000
                                                                     ----------
                                                                      2,002,688
                                                                     ----------
Communications by Phone, Television, Radio, Cable (0.0%)
      1,136   Winstar Communications, Inc. (a)................           13,277
                                                                     ----------
Depository Institutions (0.0%)
          1   Westpac Banking Corp. - ADR (c).................               18
                                                                     ----------
Oil and Gas Extraction (1.5%)
     12,000   Enron Corp......................................          997,500
                                                                     ----------
              Total common stocks (cost $3,860,193)                   3,013,483
                                                                     ----------
PREFERRED STOCKS - CONVERTIBLE (13.7%)
Communications by Phone, Television, Radio, Cable (3.5%)
      5,300   Omnipoint Corp., 7.000%, conv into VSTR
                 common stock.................................          793,675
     20,000   Williams Communications Group, Inc., 6.750%,
                 conv into WCG common stock,
                 (b) Cost - $1,000,000; Acquired - 9/14/2000..          570,000
     20,000   Winstar Communications, Inc., 7.000%, conv into WCII
                 common stock.................................          472,500
      6,500   XO Communications Inc., 6.500%, conv into XOXO
                 common stock.................................          553,313
                                                                     ----------
                                                                      2,389,488
                                                                     ----------
Depository Institutions (1.1%)
     15,000   Sovereign Capital Trust II, 7.500%, conv into SVRN
                 common stock.................................          727,500
                                                                     ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (6.9%)
     10,000   AES Trust Corp., 6.000%, conv into AES common stock,
                 (b) Cost - $500,000; Acquired - 05/12/2000...          690,000
      5,000   AES Trust Corp., 6.000%, conv into AES
                 common stock.................................          345,000
     15,000   Calpine Capital Trust II, 5.500%, conv into CPN
                 common stock.................................        1,402,500
     15,000   El Paso Energy Capital Trust I, 4.750%, conv into EPG
                 common stock.................................        1,337,344
     14,000   SEI Trust I, 6.250%, conv into SOE
                 common stock.................................          868,000
                                                                     ----------
                                                                      4,642,844
                                                                     ----------
Industrial, Commercial Machinery, Computers (1.2%)
     21,000   Coltec Capital Trust, 5.250%, conv into GR
                 common stock.................................          824,250
                                                                     ----------
Railroad Transportation (1.0%)
     15,000   Canadian National Railroad Co., 5.250%, conv into CNI
                 common stock.................................          679,687
                                                                     ----------
              Total preferred stocks - convertible
                 (cost $10,025,863)...........................        9,263,769
                                                                     ----------
CONVERTIBLE BONDS (78.7%)
Business Services (8.2%)
 $1,500,000   America Online, Inc., 0.000% (d), due 12/06/2019,
                 conv into AOL common stock...................          712,500
    500,000   BEA Systems, Inc., 4.000%, due 12/15/2006,
                 conv into BEAS common stock..................        1,110,625
    500,000   i2 Technologies, Inc., 5.250%, due 12/15/2006,
                 conv into CMB common stock, (b) Cost - $934,209;
                 Acquired - 11/17/2000........................          820,000
    500,000   Manugistics Group, Inc., 5.000%, due 11/01/2007,
                 conv into MANU common stock, (b) Cost - $608,250;
                 Acquired - 02/21/2000........................          757,500
    350,000   Mercury Interactive Corp., 4.750%, due 07/01/2007,
                 conv into MERQ common stock, (b) Cost - $494,491;
                 Acquired - 10/04/2000........................          392,000
    250,000   Peregrine Systems, Inc., 5.500%, due 11/15/2007,
                 conv into PRGN common stock, (b) Cost - $250,000;
                 Acquired - 11/10/2000........................          253,438
    500,000   Rational Software Corp., 5.000%, due 02/01/2007,
                 conv into RATL common stock..................          646,250
  1,500,000   Redback Networks Inc., 5.000%, due 04/01/2007,
                 conv into RBAK common stock..................          871,875
                                                                     ----------
                                                                      5,564,188
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.
40

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------
     SHARES OR
  PRINCIPAL AMOUNT                                                       VALUE
---------------------                                                  --------
Chemicals and Allied Products (10.8%)
 $2,000,000   ALZA Corp., 0.000% (d), due 07/28/2020,
                 conv into AZA common stock,
                 (b) Cost - $1,380,722; Acquired - 10/11/2000.        $1,400,000
  1,000,000   Elan International Financial, 0.000% (d), due 12/14/2018,
                 conv into ELN common stock,
                 (b) Cost - $560,631; Acquired - 12/09/1998...           737,500
    500,000   Invitrogen Corp., 5.500%, due 03/01/2007,
                 conv into IVGN common stock,
                 (b) Cost - $1,500,000; Acquired - 02/25/2000.           599,375
  1,000,000   Roche Holdings, Inc., 0.000% (d), due 01/19/2015,
                 conv into DNA common stock,
                 (b) Cost - $681,336; Acquired - 01/13/2000...           917,500
  1,000,000   TEVA Pharmaceuticals Finance LLC, 1.500%,
                 due 10/15/2005, conv into TEVA common stock,
                 (b) Cost - $1,000,000; Acquired - 10/04/2000.         1,101,250
  2,500,000   Vertex Pharmaceuticals, Inc., 5.000%, due 09/19/2007,
                 conv into VRTX common stock, (b) Cost - $2,646,875;
                 Acquired - 09/14/2000 & 09/22/2000...........         2,568,750
                                                                      ----------
                                                                       7,324,375
                                                                      ----------
Communications by Phone, Television, Radio, Cable (6.6%)
  1,000,000   Charter Communications Holdings, LLC, 5.750%,
                 due 10/15/2005, conv into CHTR common stock,
                 (b) Cost - $1,005,000; Acquired - 10/25/2000.         1,226,250
    500,000   Clear Channel Communications, Inc., 2.625%,
                 due 04/01/2003, conv into CCU common stock...           505,625
  1,000,000   Comcast Corp., 0.000% (d), due 12/19/2020,
                 conv into CMCSK common stock.................           812,500
  1,500,000   EchoStar Communications Corp., 4.875%,
                 due 01/01/2007, conv into DISH common stock..         1,155,000
  1,000,000   Nextel Communications, Inc., 5.250%,
                 due 01/15/2010, conv into NXTL common stock..           732,500
                                                                      ----------
                                                                       4,431,875
                                                                      ----------
Construction Special Trade Contractors (1.3%)
  1,000,000   Quanta Services, Inc., 4.000%, due 07/01/2007,
                 conv into PWR common stock...................           852,500
                                                                      ----------
Courier Services, except Air (1.2%)
 $  750,000   United Parcel Service, Inc., 1.750%, due 09/27/2007,
                 conv into UPS common stock...................        $  788,438
                                                                      ----------
Depository Institutions (1.5%)
  1,000,000   JMH Finance Limited, 4.750%, due 09/06/2007,
                 conv into CMB common stock, (b) Cost - $1,022,500;
                 Acquired - 11/02/2000........................         1,015,000
                                                                      ----------
Electronic, Other Electrical Equipment, except Computers (8.8%)
  1,000,000   Adaptec Inc., 4.750%, due 02/01/2004,
                  conv into ADPT common stock,................           802,500
  1,500,000   Analog Devices, Inc., 4.750%, due 10/01/2005,
                 conv into ADI common stock, (b) Cost - $1,397,656;
                 Acquired - 09/26/2000 & 11/14/2000...........         1,325,625
  1,000,000   Comverse Technology, Inc., 1.500%, due 12/01/2005,
                 conv into CMVT common stock,
                 (b) Cost - $1,028,750; Acquired - 11/21/2000.         1,141,250
  1,500,000   Sanmina Corp., 0.000% (d), due 09/12/2020,
                 conv into SANM common stock,
                 (b) Cost - $687,667; Acquired - 09/07/2000...           573,750
  1,500,000   TranSwitch Corp., 4.500%, due 09/12/2005,
                 conv into TXCC common stock, (b) Cost - $1,592,513;
                  Acquired - 09/07/2000 & 09/20/2000..........         1,335,000
    750,000   Vitesse Semiconductor Corp., 4.000%, due 03/15/2005,
                 conv into VTSS common stock, (b) Cost - $795,675;
                 Acquired - 08/29/2000........................           602,813
    250,000   Vitesse Semiconductor Corp., 4.000%, due 03/15/2005,
                 conv into VTSS common stock..................           200,937
                                                                      ----------
                                                                       5,981,875
                                                                      ----------
Engineering, Accounting, Research, Management Services (2.6%)
  1,000,000   Millennium Pharmaceuticals, Inc., 5.500%,
                 due 01/15/2007, conv into MLNM common stock..         1,728,750
                                                                      ----------
General Merchandise Stores (2.6%)
  1,000,000   Costco Companies, Inc., 0.000% (d), due 08/19/2017,
                 conv into COST common stock..................           961,250
  1,250,000   Kohl's Corp., 0.000% (d), due 06/12/2020,
                 conv into KSS common stock...................           764,062
                                                                      ----------
                                                                       1,725,312
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.
                                                                              41

Conseco Convertible Securities Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
Health Services (5.9%)
$1,000,000    Health Management Associates, Inc., 0.250%,
                 due 08/16/2020, conv into HMA common stock,
                 (b) Cost - $763,818; Acquired - 11/17/2000...        $  745,000
    500,000   Human Genome Sciences, Inc., 5.000%,
                 due 02/01/2007, conv into HGSI common stock,
                 (b) Cost - $525,000; Acquired - 01/27/2000...           712,500
  1,000,000   Human Genome Sciences, Inc., 3.750%,
                 due 03/15/2007, conv into HGSI common stock,
                 (b) Cost - $1,000,000; Acquired - 03/07/2000.           860,000
  1,500,000   Total Renal Care Holdings, 5.625%,
                 due 07/15/2006, conv into DVA common stock...         1,308,750
    500,000   Universal Health Services, Inc., 0.426%,
                 due 06/23/2020, conv into UHS common stock,
                 (b) Cost - $283,029; Acquired - 10/19/2000...           341,875
                                                                      ----------
                                                                       3,968,125
                                                                      ----------
Industrial, Commercial Machinery, Computers (7.0%)
  1,750,000   Juniper Networks, 4.750%, due 03/15/2007,
                 conv into JNPR common stock..................         1,826,562
  1,000,000   Solectron Corp., 0.000% (d), due 01/27/2019,
                 conv into SLR common stock...................           598,750
  1,000,000   Solectron Corp., 0.000% (d), due 05/08/2020,
                 conv into SLR common stock...................           567,500
  1,500,000   Tyco International, Ltd., 0.000% (d), due 11/17/2020,
                 conv into TYC common stock, (b) Cost - $1,127,745;
                 Acquired - 11/14/2000 & 12/05/2000...........         1,170,000
  1,000,000   Weatherford International, Inc., 0.000% (d),
                 due 06/30/2020, conv into WFT common stock,
                 (b) Cost - $606,875; Acquired - 08/16/2000...           608,750
                                                                      ----------
                                                                       4,771,562
                                                                      ----------
Insurance Carriers (2.9%)
    750,000   Loews Corp., 3.125%, due 09/15/2007, conv into
                 DO common stock..............................           664,687
  1,388,000   Wellpoint Health Network Inc., 0.000% (d),
                 due 07/02/2019, conv into WLP common stock...         1,266,550
                                                                      ----------
                                                                       1,931,237
                                                                      ----------
Measuring Instruments, Photo Goods, Watches (4.2%)
 $2,000,000   Allergan, Inc., 0.000% (d), due 11/01/2020, conv into
                 AGN common stock, (b) Cost - $1,221,946;
                 Acquired - 10/26/2000........................        $1,395,000
  2,000,000   PerkinElmer, Inc., 0.000% (d), due 08/07/2020,
                 conv into PKI common stock...................         1,417,500
                                                                      ----------
                                                                       2,812,500
                                                                      ----------
Motion Pictures (1.0%)
  1,000,000   Liberty Media Group, 4.000%, due 11/15/2029,
                 conv into PCS common stock,
                 (b) Cost - $1,000,000; Acquired - 11/10/1999.           665,000
                                                                      ----------
Non-Depository Credit Institutions (0.7%)
    500,000   Providian Financial Corp., 3.250%, due 08/15/2005,
                 conv into PVN common stock,
                 (b) Cost - $446,274; Acquired - 11/17/2000...           500,000
                                                                      ----------
Offices - Holding Companies (0.7%)
  1,500,000   Triarc Companies, Inc., 0.000% (d),
                 due 02/09/2018, conv into TRY common stock...           506,250
                                                                      ----------
Oil and Gas Extraction (5.5%)
  1,500,000   Anadarko Petroleum Corp., 0.000% (d), due 03/07/2020,
                 conv into APC common stock...................         1,353,750
    500,000   Nabors Industries, Inc., 0.000% (d), due 06/20/2020,
                 conv into NBR common stock,
                 (b) Cost - $336,234; Acquired - 08/16/2000...           383,125
    500,000   Nabors Industries, Inc., 0.000% (d), due 06/20/2020,
                 conv into NBR common stock...................           383,125
  2,800,000   Pride International, Inc., 0.000% (d), due 04/24/2018,
                 conv into PDE common stock...................         1,204,000
    700,000   Transocean Offshore, Inc., 0.000% (d), due 5/24/2020,
                 conv into RIG common stock...................           413,000
                                                                      ----------
                                                                       3,737,000
                                                                      ----------
Petroleum Refining and Related Industries (1.4%)
  1,000,000   Devon Energy Corp., 4.950%, due 08/15/2008,
                 conv into CHV common stock...................           961,250
                                                                      ----------
Real Estate Investment Trusts (REITS) (1.9%)
  1,250,000   EOP Operating LP, 7.250%, due 11/15/2008,
                 conv into EOP common stock,
                 (b) Cost - $1,251,875; Acquired - 08/18/2000.         1,315,625
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------
     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
Stone, Clay, Glass and Concrete Products (2.1%)
$2,000,000    Corning, Inc., 0.000% (d), due 11/08/2015,
                 conv into GLW common stock...................       $ 1,440,000
                                                                     -----------
Wholesale Trade - Non-Durable Goods (1.8%)
 1,000,000    AmeriSource Health Corp., 5.000%, due 12/01/2007,
                 conv into AAS common stock,
                 (b) Cost - $1,000,000; Acquired - 12/06/2000.         1,185,000
                                                                     -----------
              Total convertible bonds (cost $54,182,289)......        53,205,862
                                                                     -----------
Total investments (cost $68,068,345) (96.9%} .................        65,483,114
                                                                     -----------
Other assets, less liabilities (3.1%).........................         2,117,427
                                                                     -----------
Total net assets (100.0%).....................................       $67,600,541
                                                                     ===========

--------------
(a) Non-income producing security.
(b) Restricted under Rule 144A of the Securities Act of 1933.
(c) ADR - American Depository Receipt.
(d) Zero Coupon - Bonds that make no interest payments.

   The accompanying notes are an integral part of these financial statements.

Conseco High Yield Fund
--------------------------------------------------------------------------------
Portfolio Managers' Review

   As measured by The Merrill Lynch High Yield Index, the high-yield market experienced its worst investment performance since the benchmark was initiated in 1987.

   This past year also became the third consecutive subpar year for high-yield investors.

   As a result of the general market weakness, some of the Fund's largest holdings experienced unexpected financial duress, contributing to the investment portfolio's subpar return.

   Here's a brief summary of what happened in the marketplace that helped drive down prices and high-yield investment performance.

Volatile environment

   In essence, the high-yield market experienced both technical pressure (more money leaving than coming into the market) and weakening issuer fundamentals -- most notably, ongoing Federal Reserve interest-rate hikes and rising default rates.

   These events combined to create a volatile environment too tough for the market to absorb and overcome.

   After falling to a near-record low in 1998, the global high-yield default rate tripled, according to Moody's Investors Service, increasing from slightly more than 2.0% in 1998 to more than 6.0% in 2000.

   This rising default rate was exacerbated by the fact that the domestic high-yield default rate was even higher, reaching more than 7.0%.

   On the technical front, the high-yield market experienced a net outflow of almost $6 billion in mutual fund assets -- the first net annual outflow since 1990.

   In addition, according to Merrill Lynch, 2000 brought the highest net outflow of assets since the Investment Company Institute began recording high-yield funds as a separate category of mutual funds in 1984.

2001 outlook: Signs of recovery and solid returns

   There are signs that the high-yield market reached its nadir last year, and we are optimistic about future returns. Consequently, we believe the high-yield market -- and the Fund -- are poised for a solid year in terms of total return.

Growth of $10,000

                       Conseco High Yield Fund         Merrill Lynch
       DATE                (Class A Shares)        High Yield Bond Index
          12/31/97            $9,425.00                  $10,000.00
           1/30/98            $9,686.54                  $10,149.00
           2/27/98            $9,918.30                  $10,190.61
           3/31/98           $10,194.76                  $10,278.25
           4/30/98           $10,309.31                  $10,327.59
           5/29/98           $10,338.05                  $10,399.88
           6/30/98           $10,458.15                  $10,451.88
           7/31/98           $10,559.64                  $10,511.45
           8/31/98            $9,844.97                  $10,057.36
           9/30/98            $9,876.80                  $10,077.47
          10/30/98            $9,479.66                   $9,912.20
          11/30/98            $9,971.53                  $10,363.21
          12/31/98           $10,043.17                  $10,366.32
           1/29/99           $10,348.79                  $10,468.94
           2/26/99           $10,436.39                  $10,389.38
           3/31/99           $10,546.86                  $10,478.73
           4/30/99           $10,819.61                  $10,642.20
           5/28/99           $10,568.73                  $10,568.77
           6/30/99           $10,557.91                  $10,548.69
           7/30/99           $10,652.16                  $10,564.51
           8/31/99           $10,508.02                  $10,457.81
           9/30/99           $10,504.82                  $10,418.07
          10/29/99           $10,587.68                  $10,357.64
          11/30/99           $10,835.59                  $10,475.72
          12/31/99           $10,950.03                  $10,530.19
           1/31/00           $10,894.47                  $10,477.54
           2/29/00           $11,062.16                  $10,486.97
           3/31/00           $10,893.83                  $10,340.15
           4/28/00           $10,607.77                  $10,344.29
           5/31/00           $10,220.91                  $10,230.50
           6/30/00           $10,619.03                  $10,405.44
           7/31/00           $10,666.92                  $10,480.36
           8/31/00           $10,580.00                  $10,608.22
           9/29/00           $10,522.32                  $10,546.70
          10/31/00           $10,304.04                  $10,237.68
          11/30/00           $9,583.45                    $9,917.24
          12/29/00           $9,773.99                   $10,132.44

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/00. Past performance does not guarantee future results.

   Our outlook is based on the belief that, with spreads-to-treasuries at their second-widest level since 1987, the market was over-compensating for the expectation of rising default rates.

   Plus, as we went to press with this report, the Federal Reserve had already lowered interest rates by a full point and at least one more cut was expected before the end of March.

   Investment flows into the high-yield market also had turned positive -- a harbinger of a stronger technical backdrop.

   The Fund's near-term focus is to maintain a diversified pool of high-yield corporate credits while taking advantage of select credits that -- in our view -- are trading at levels well below their intrinsic value.

Robert L. Cook, CFA                         Eric D. Todd, CFA
Vice President                              Vice President
Portfolio Manager                           Co-Portfolio Manager
Conseco Capital Management, Inc.            Conseco Capital Management, Inc.

                                                              CONSECO FUND GROUP
Morningstar Ranking(1): ** (of 1,769 funds)                   2000 Annual Report
--------------------------------------------------------------------------------
   Robert Cook, CFA, vice president at Conseco Capital Management, Inc. ("CCM"), and Eric Todd, CFA, vice president at CCM, co-manage the Fund, as well as help manage CCM's $4.2 billion institutional and affiliated high-yield portfolios.

   Cook joined CCM in 1994 and has a bachelor's degree in finance from Indiana University. He previously served as a financial analyst at PNC Securities Corp.

   Prior to joining CCM in 1991 as a fixed-income analyst, Todd graduated magna cum laude from Indiana State University with a bachelor's degree in finance and business administration.

--------------------------------------------------------------------------------
(1) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change monthly. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star.
(2) Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco High Yield Fund is 5.75%. The Merrill Lynch High Yield ("MLHY") Index is representative of the high-yield arena with the following restrictions: Issues must be in the form of publicly placed, nonconvertible, coupon-bearing U.S. domestic debt, and must carry a term to maturity of at least one year; par amounts outstanding must not be less than $10 million at the start and the close of the performance measurement period; and issues must be rated by Standard & Poor's or Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDD1 or less). The index excludes floating-rate debt, equipment trust certificates, and Title 11 securities.

Average annual total return(2) (as of 12/31/00)

                                  Inception                           Since
                                    date      1 year     3 years    inception
                                 -----------  ------     ------     ---------
   High Yield A...............   01/01/1998   -15.87%    -0.76%      -0.76%
   High Yield B...............   02/19/1998   -15.74%     n/a        -2.64%
   High Yield C...............   02/19/1998   -12.10%     n/a        -1.29%
   High Yield Y...............   03/01/1998   -10.14%     n/a        -0.05%
   MLHY Index.................   01/01/1998    -3.78%     0.44%       0.44%
--------------------------------------------------------------------------------
 30-day SEC yield (as of 12/31/00)
   Class A..........................................................  7.32%
   Class B..........................................................  7.25%
   Class C..........................................................  7.24%
   Class Y..........................................................  8.24%
--------------------------------------------------------------------------------
 Top five sectors (as of 12/31/00)
   Communications by Phone, Television, Radio, Cable................  10.4%
   Cable and Other Pay Television Stations..........................  10.2%
   International/Yankee (U.S. $ Denominated)........................  10.2%
   Amusement and Recreation Services................................   8.8%
   Electric, Gas, Water, Cogeneration, Sanitary Services............   7.6%
--------------------------------------------------------------------------------
 Top 10 holdings (as of 12/31/00)
   Sovereign Bancorp, Inc...........................................   3.4%
   HMH Properties, Inc..............................................   2.8%
   Chesapeake Energy Corp...........................................   2.7%
   Rural Cellular Corp..............................................   2.6%
   Microcell Telecommunications, Inc................................   2.5%
   NS Group, Inc....................................................   2.4%
   Charter Communications Holdings, LLC.............................   2.4%
   D.R. Horton, Inc.................................................   2.4%
   Boyd Gaming Corp.................................................   2.3%
   Lear Corp........................................................   2.2%
--------------------------------------------------------------------------------

/ / Current net assets: $87,040,230               / / Average effective duration: 4.53 years
/ / Decrease in net assets YTD: $45,547,289       / / Average maturity: 7.05 years
/ / Percentage decrease in net assets YTD: 34.4%

Conseco High Yield Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
CORPORATE BONDS (79.3%)
Amusement and Recreation Services (8.8%)
   $725,000   Boca Resorts, Inc., 9.875%, due 04/15/2009......        $  670,625
  2,000,000   Boyd Gaming Corp., 9.250%, due 10/01/2003.......         1,980,000
  1,700,000   Mirage Resorts, Inc., 6.750%, due 02/01/2008....         1,590,309
  1,000,000   Six Flags, Inc., 9.250%, due 04/01/2006.........           965,000
  1,000,000   Six Flags, Inc., 9.750%, due 06/15/2007.........           975,000
    950,000   Station Casinos, Inc., 9.875%, due 07/01/2010...           979,688
    760,000   Trump Atlantic City Associates, 11.250%,
                 due 05/01/2006...............................           501,600
                                                                      ----------
                                                                       7,662,222
                                                                      ----------
Building Construction, General Contractors and
  Operative Builders (2.4%)
  2,200,000   D.R. Horton, Inc., 9.750%, due 09/15/2010.......         2,079,000
                                                                      ----------
Business Services (0.5%)
    275,000   Exodus Communications, Inc., 11.625%, due 07/15/2010,
                 (a) Cost - $275,000; Acquired - 06/28/2000...           246,125
    865,000   PSINet, Inc., 11.000%, due 08/01/2009 (c).......           229,225
                                                                      ----------
                                                                         475,350
                                                                      ----------
Cable and Other Pay Television Stations  (7.5%)
  2,300,000   Charter Communications Holdings, LLC, 8.625%,
                 due 04/01/2009...............................         2,098,750
  1,000,000   Classic Cable, Inc., 10.500%, due 03/01/2010....           455,000
  1,000,000   CSC Holdings, Inc., 8.125%, due 07/15/2009......         1,020,354
  1,500,000   CSC Holdings, Inc., 9.875%, due 02/15/2013......         1,545,000
  2,000,000   Northland Cable Television, Inc., 10.250%,
                 due 11/15/2007...............................         1,350,000
                                                                      ----------
                                                                       6,469,104
                                                                      ----------
Chemicals and Allied Products (2.3%)
    750,000   Huntsman ICI Chemicals, LLC, 10.125%,
                 due 07/01/2009...............................           733,125
  1,330,000   Lyondell Chemical Co., Series A, 9.625%,
                 due 05/01/2007...............................         1,293,425
                                                                      ----------
                                                                       2,026,550
                                                                      ----------
Communications by Phone, Television, Radio, Cable  (8.2%)
   $975,000   Crown Castle International Corp., 10.750%,
                 due 08/01/2011...............................        $1,018,875
  1,300,000   EchoStar DBS Corp., 9.375%, due 02/01/2009......         1,267,500
    590,000   Level 3 Communications, Inc., 11.000%,
                 due 03/15/2008...............................           522,150
    800,000   Insight Midwest, 10.500%, due 11/01/2010,
                 (a) Cost - $787,960; Acquired - 11/01/2000...           834,000
  1,090,000   McLeodUSA, Inc., 9.500%, due 11/01/2008.........           997,350
    775,000   Sinclair Broadcast Group, Inc., 8.750%,
                 due 12/15/2007...............................           697,500
  1,000,000   Spectrasite Holdings, Inc., 12.500%, due 11/15/2010,
                 (a) Cost - $959,625; Acquired - 12/15/2000...           997,500
    775,000   TeleCorp PCS, Inc., 10.625%, due 07/15/2010.....           790,500
                                                                      ----------
                                                                       7,125,375
                                                                      ----------
Depository Institutions  (3.4%)
  3,000,000   Sovereign Bancorp, Inc., 10.500%, due 11/15/2006         2,970,000
                                                                      ----------
Electric, Gas, Water, Cogeneration, Sanitary Services  (7.6%)
    840,000   AES Corp., 9.375%, due 09/15/2010...............           863,100
  1,160,000   AES Corp., 9.500%, due 06/01/2009...............         1,206,400
    640,000   AES Corp., 8.750%, due 12/15/2002...............           645,600
    970,000   Allied Waste Industries, Inc., Series B, 7.875%,
                 due 01/01/2009...............................           904,525
  1,000,000   Calpine Corp., 7.750%, due 04/15/2009...........           933,127
  1,095,000   CMS Energy Corp., 9.875%, due 10/15/2007........         1,142,101
    250,000   GNI Group, Inc., Series B, 10.875%, due 07/15/2005 (c)      26,250
    960,000   Waste Management, Inc., 7.000%, due 10/15/2006..           925,086
                                                                      ----------
                                                                       6,646,189
                                                                      ----------
Electronic, Other Electrical Equipment, except Computers  (0.5%)
    950,000   Alamosa PCS Holdings, Inc., STEP
                 (b) 0.000%/12.875%, due 02/15/2010...........           446,500
                                                                      ----------
Fabricated Metal Products, except Machinery
   and Transportation Equipment (1.2%)
  1,080,000   U.S. Can Corp., 12.375%, due 10/01/2010,
                 (a) Cost - $1,091,288; Acquired - 9/26/2000..         1,069,200
                                                                      ----------
Furniture and Fixtures (2.2%)
  2,150,000   Lear Corp., Series B, 8.110%, due 05/15/2009....         1,956,956
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.
46

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------
     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
Health Services (5.4%)
 $1,725,000   HCA - The Healthcare Co., 8.750%,
                 due 09/01/2010...............................        $1,824,519
    675,000   HEALTHSOUTH Corp., 6.875%, due 06/15/2005.......           636,759
    595,000   HEALTHSOUTH Corp., 10.750%, due 10/01/2008,
                 (a) Cost - $594,709; Acquired - 09/20/2000...           625,773
  1,500,000   Tenet Healthcare Corp., Series B, 9.250%,
                 due 09/01/2010...............................         1,636,875
                                                                      ----------
                                                                       4,723,926
                                                                      ----------
Hotels, Other Lodging Places (4.0%)
  2,500,000   HMH Properties, Inc., 8.450%, due 12/01/2008....         2,437,500
  1,000,000   Park Place Entertainment Corp., 8.875%,
                 due 09/15/2008...............................         1,015,000
                                                                      ----------
                                                                       3,452,500
                                                                      ----------
Insurance Carriers (0.1%)
  1,400,000   Reliance Group Holdings, 9.000%,
                 due 11/15/2049 (c)...........................            98,000
                                                                      ----------
Metal Mining  (1.7%)
  1,605,000   Golden Northwest Aluminum, Inc., 12.000%,
                 due 12/15/2006...............................         1,452,525
                                                                      ----------
Miscellaneous Manufacturing Industries (1.0%)
    760,000   International Game Technology, 8.375%,
                 due 05/15/2009...............................           761,900
                                                                      ----------
Non-Depository Credit Institutions  (0.5%)
    500,000   Metris Companies, Inc., 10.125%, due 07/15/2006.           427,500
                                                                      ----------
Office Machines (0.8%)
  4,750,000   Dictaphone Corp., 11.750%, due 08/01/2005 (c)...           736,250
                                                                      ----------
Oil and Gas Extraction (7.2%)
  2,250,000   Chesapeake Energy Corp., 9.625%, due 05/01/2005.         2,325,937
     50,000   Cliffs Drilling Co., Series D, 10.250%, due 05/15/2003      50,938
    955,000   Ocean Energy, Inc., 8.875%, due 07/15/2007......           988,425
  1,300,000   Parker Drilling Co., Series D, 9.750%,
                 due 11/15/2006...............................         1,313,000
  1,500,000   Pride Petroleum Services, Inc., 9.375%,
                 due 05/01/2007...............................         1,552,500
                                                                      ----------
                                                                       6,230,800
                                                                      ----------
Personal Services (0.6%)
   $945,000   Service Corp. International, 6.875%,
                 due 10/01/2007...............................        $  514,125
                                                                      ----------
Phone Communications, except Radiotelephone (4.5%)
  1,070,000   Allegiance Telecom, Inc., 12.875%,
                 due 05/15/2008...............................         1,048,600
  2,485,000   ICG Holdings, Inc., STEP (b) 0.000%/12.500%,
                 due 05/01/2006 (c)...........................           285,775
    955,000   NEXTLINK Communications, Inc., 10.750%,
                 due 11/15/2008...............................           792,650
  1,450,000   Williams Communications Group, Inc., 11.875%,
                 due 08/01/2010...............................         1,123,750
    900,000   Winstar Communications, Inc., 12.750%,
                 due 04/15/2010...............................           598,500
                                                                      ----------
                                                                       3,849,275
                                                                      ----------
Primary Metal Industries (2.4%)
  2,050,000   NS Group, Inc., 13.500%, due 07/15/2003.........         2,111,500
                                                                      ----------
Radiotelephone Communications (1.0%)
    805,943   VoiceStream Wireless Corp., 10.375%,
                 due 11/15/2009...............................           867,396
                                                                      ----------
Real Estate Investment Trusts (REITS) (1.6%)
    750,000   CRIIMI Mae, Inc., 9.125%, due 12/01/2002 (c)....           716,250
    750,000   FelCor Lodging LP, 7.375%, due 10/01/2004.......           706,969
                                                                      ----------
                                                                       1,423,219
                                                                      ----------
Transportation by Air (1.7%)
    825,000   Amtran, Inc., 10.500%, due 08/01/2004...........           735,281
    760,000   United Air Lines, Inc., 9.000%, due 12/15/2003..           780,313
                                                                      ----------
                                                                       1,515,594
                                                                      ----------
Wholesale Trade - Durable Goods (0.8%)
    775,000   Fisher Scientific International, Inc., 9.000%,
                 due 02/01/2008...............................           722,688
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.
                                                                              47

Conseco High Yield Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
Wholesale Trade - Non-Durable Goods (1.4%)
 $1,000,000   Royster-Clark, Inc., 10.250%, due 04/01/2009....       $   705,000
    865,000   Terra Industries, Inc., Series B, 10.500%,
                 due 06/15/2005...............................           506,025
                                                                     -----------
                                                                       1,211,025
                                                                     -----------
              Total corporate bonds (cost $76,921,767)                69,024,669
                                                                     -----------
INTERNATIONAL/YANKEE (U.S. $ Denominated) (10.2%)
  1,190,000   British Sky Broadcasting, 8.200%, due 07/15/2009         1,127,602
    765,000   Cable Satisfaction International, Inc., 12.750%,
                 due 03/01/2010...............................           409,275
  1,570,000   Global Crossing Ltd., 9.125%, due 11/15/2006....         1,511,125
  4,000,000   Laidlaw, Inc., 7.650%, due 05/15/2006 (c).......         1,050,000
  2,250,000   Microcell Telecommunications, Inc., Series B,
                 STEP (b) 0.000%/14.000%, due 06/01/2006......         2,160,000
  1,300,000   Rogers Cantel, Inc., 9.375%, due 06/01/2008.....         1,345,500
    800,000   Stone Container Finance - Canada, Series AI, 11.500%,
                 due 08/15/2006...............................           832,000
    430,000   Triton Energy, Ltd., 8.875%, due 10/01/2007.....           436,988
                                                                     -----------
              Total international/yankee (cost $11,352,822)            8,872,490
                                                                     -----------
PREFERRED STOCKS  (8.0%)
Cable and Other Pay Television Stations (2.8%)
     22,940   CSC Holdings, Inc., Series M, PIK (b), 11.125%..         2,437,379
                                                                     -----------
Communications by Phone, Television, Radio, Cable (2.3%)
      1,600   Benedek Communications Corp., PIK (b), 11.500%..       $   786,000
          9   Broadwing Communications, Series B, 12.500%.....             9,605
      1,275   Nextel Communications, Inc., Series D, PIK (b),
                 13.000%......................................         1,233,563
          1   Nextel Communications, Inc., Series E, PIK (b),
                 11.125%......................................               131
                                                                     -----------
                                                                       2,029,299
                                                                     -----------
Measuring Instruments, Photo Goods, Watches (0.3%)
      3,977   River Holding Corp., Series B, PIK (b), 11.500%.           229,678
                                                                     -----------
Radiotelephone Communications (2.6%)
      2,813   Rural Cellular Corp., Series B, PIK (b), 11.375%         2,257,773
                                                                     -----------
              Total preferred stocks (cost $7,625,364)                 6,954,129
                                                                     -----------
WARRANTS  (0.0%)
Amusement and Recreation Services (0.0%)
      2,450   Park 'N View, Inc...............................                 2
                                                                     -----------
Cable and Other Pay Television Station (0.0%)
        765   Cable Satisfaction International, Inc...........             8,033
                                                                     -----------
              Total warrants (cost $27,931)...................             8,035
                                                                     -----------
Total investments (cost $95,927,884) (97.5%)..................        84,859,323
                                                                     -----------
Other assets, less liabilities (2.5%).........................         2,180,907
                                                                     -----------
Total net assets (100.0%).....................................       $87,040,230
                                                                     ===========

--------------------------------------------------------------------------------
(a) Restricted under Rule 144A of the Securities Act of 1933.
(b) PIK - Payment In Kind.
    STEP - Bonds in which the coupon increases or steps up at a predetermined rate.
(c) Security in default.

   The accompanying notes are an integral part of these financial statements.
48

Conseco Fixed Income Fund
--------------------------------------------------------------------------------
Portfolio Managers' Review

   The events of 2000 proved to be worthy of a novel for investors, as several unusual events in the capital markets converged.

Plots and subplots

   The huge bull market in stocks -- which climaxed in mid-year -- threatened to push a strong economy into overdrive. Record corporate bond issuance for the third year in a row, particularly focused in the telecom sector, helped to keep yield spreads at their widest levels in 10 years. In addition, credit "blow-ups" increased as more companies missed earnings estimates or faced financial restructuring.

   With all the subplots taking place in the financial markets, U.S. Treasury bonds provided outstanding returns for investors. However, dispersion of returns between various fixed-income sectors -- including corporate bonds, mortgage-backed securities and asset-backed securities -- was extremely wide.

   While our investment philosophy is deeply rooted in proprietary, fundamental research, portfolio structure is critical to providing a competitive total return in this environment without incurring significant risk.

Corporate exposure hits home

   The fund has a relatively high exposure to the corporate bond sector, most notably through a large position in BBB-rated, short-maturity bonds to help increase income. Within the general market however, corporate bonds posted their worst performance since 1981.

   During the past six years, cumulative returns in corporate bonds actually have trailed U.S. Treasury returns. In addition, the corporate bond sector was the single worst performing sector last year.

Current environment

   By almost every measure, the economy is slowing. The debate is whether we will experience a soft or a hard landing. In anticipation of an inevitable ease by the Federal Reserve, Treasury rates fell in December (the Fed subsequently lowered both the Fed Funds target and the discount rate by 100 basis points during January 2001).

   Corporations have already been feeling the tightening grip of a slowing economy. Earnings disappointments have rocked the financial markets, and corporations are filing for bankruptcy at a pace not seen in a decade. The most recent casualties were retailers; two long-standing companies filed for bankruptcy protection in late December 2000.

Growth of $10,000

                  Conseco Fixed Income Fund          Lehman Brothers
     DATE             (Class A Shares)             Aggregate Bond Index
      1/2/97             $9,500.00                     $10,000.00
     1/31/97             $9,576.00                     $10,031.00
     2/28/97             $9,614.11                     $10,056.08
     3/31/97             $9,518.36                      $9,944.46
     4/30/97             $9,585.72                     $10,093.62
     5/30/97             $9,692.23                     $10,189.51
     6/30/97             $9,823.60                     $10,310.77
     7/31/97            $10,092.14                     $10,589.16
     8/29/97             $9,993.97                     $10,499.15
     9/30/97            $10,137.02                     $10,653.49
    10/31/97            $10,255.81                     $10,807.96
    11/28/97            $10,298.63                     $10,857.68
    12/31/97            $10,323.63                     $10,967.34
     1/30/98            $10,459.17                     $11,107.72
     2/27/98            $10,477.61                     $11,098.84
     3/31/98            $10,557.89                     $11,136.57
     4/30/98            $10,619.93                     $11,194.48
     5/29/98            $10,723.95                     $11,300.83
     6/30/98            $10,786.60                     $11,396.89
     7/31/98            $10,818.08                     $11,420.82
     8/31/98            $10,881.34                     $11,606.98
     9/30/98            $11,008.49                     $11,878.58
    10/30/98            $10,928.64                     $11,815.63
    11/30/98            $11,062.30                     $11,882.98
    12/31/98            $11,105.26                     $11,918.63
     1/29/99            $11,224.91                     $12,003.25
     2/26/99            $11,048.02                     $11,793.19
     3/31/99            $11,130.22                     $11,858.05
     4/30/99            $11,164.35                     $11,896.00
     5/28/99            $11,043.20                     $11,791.31
     6/30/99            $10,983.16                     $11,753.58
     7/30/99            $10,983.60                     $11,704.22
     8/31/99            $10,952.83                     $11,698.37
     9/30/99            $11,036.16                     $11,834.07
    10/29/99            $11,067.50                     $11,877.85
    11/30/99            $11,103.56                     $11,876.66
    12/31/99            $11,074.91                     $11,819.66
     1/31/00            $11,044.76                     $11,780.65
     2/29/00            $11,164.66                     $11,923.20
     3/31/00            $11,297.93                     $12,080.58
     4/28/00            $11,258.84                     $12,045.55
     5/31/00            $11,194.32                     $12,039.53
     6/30/00            $11,470.75                     $12,289.95
     7/31/00            $11,588.68                     $12,401.79
     8/31/00            $11,766.91                     $12,581.61
     9/29/00            $11,846.88                     $12,660.88
    10/31/00            $11,885.11                     $12,744.44
    11/30/00            $12,030.73                     $12,953.45
    12/29/00            $12,215.52                     $13,194.38

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/00. Past performance does not guarantee future results.

Year-end surprises

   For the past several years, some unusual events have occurred toward the end of each year that have helped define the capital markets for the year to come.

   In 1998, we had the meltdown of Long Term Capital Management and the global financial crisis. At the end of 1999, we had Y2K.

   In 2000, we saw two key events take place. First, California's utilities deregulation began faltering, which created a power crisis and placed the state's power companies on the brink of bankruptcy. Second, global telecom companies issued large amounts of debt in order to finance their business strategies in a new, deregulated world.

Looking forward

   As the U.S. economy slows, we believe that there is value and solid opportunity in the bond market. In particular, with the Fed drastically easing interest rates -- as it did in January 2001 -- that opportunity exists in corporate bonds.

Gregory J. Hahn, CFA                         Todd Thompson, CFA
Senior Vice President, Portfolio Analytics   Vice President
Chief Investment Officer                     Co-Portfolio Manager
Co-Portfolio Manager                         Conseco Capital Management, Inc.
Conseco Capital Management, Inc.

                        Class A Shares***                     CONSECO FUND GROUP
Morningstar Ranking(1): Class Y Shares**** (of 1,769 funds)   2000 Annual Report
--------------------------------------------------------------------------------

Gregory J. Hahn, CFA, chief fixed income investment officer and senior vice president at Conseco Capital Management, Inc. ("CCM"), and Todd C. Thompson, CFA, vice president at CCM, share responsibility for managing this fund.

   Hahn oversees more than $29 billion in fixed-income assets. He also manages $2 billion in institutional fixed-income accounts. Before joining CCM in 1989, he was a fixed-income portfolio manager for Unified Management, where he was responsible for more than $700 million in money market, municipal and corporate bond mutual funds.

   Thompson oversees primary investment-grade composites and the tax-exempt client portfolios that comprise them. Prior to joining CCM in 2000, he was assistant investment officer at the Public Employees Retirement System of Ohio, where he was responsible for $20 billion in fixed-income assets.

--------------------------------------------------------------------------------
(1) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change monthly. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars and the bottom 10% receive one star.
(2) Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the Fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Fixed Income Fund is 5.00%. The Lehman Brothers Aggregate Bond ("LBA") Index is an unmanaged index considered to be representative of the bond market in general.

Average annual total return(2) (as of 12/31/00)

                                  Inception                           Since
                                    date      1 year     3 years    inception
                                 -----------  ------     ------     ---------
   Fixed Income A.............   01/02/1997    4.78%     3.98%        5.13%
   Fixed Income B.............   03/20/1998    4.25%      n/a         3.05%
   Fixed Income C.............   03/05/1998    8.59%      n/a         5.07%
   Fixed Income Y.............   01/02/1997   10.96%     6.46%        7.13%
   LBA Index..................   01/02/1997   11.63%     6.36%        7.18%
--------------------------------------------------------------------------------
 30-day SEC yield (as of 12/31/00)
   Class A..........................................................  6.15%
   Class B..........................................................  6.13%
   Class C..........................................................  6.08%
   Class Y..........................................................  7.12%
--------------------------------------------------------------------------------
 Top five sectors (as of 12/31/00)
   Electric, Gas, Water, Cogeneration, Sanitary Services............  19.2%
   U.S. Government and Agency Obligations...........................   9.6%
   International/Yankee (U.S. $ Denominated)........................   9.0%
   Oil and Gas Extraction...........................................   7.6%
   Municipal Bonds..................................................   6.9%
--------------------------------------------------------------------------------
 Top 10 holdings (as of 12/31/00)
   U.S. Treasury Note...............................................   7.3%
   AES Eastern Energy...............................................   2.1%
   PSEG Energy Holdings.............................................   1.7%
   Qwest Capital Funding, Inc.......................................   1.7%
   Union Planters Bank..............................................   1.5%
   East Coast Power LLC.............................................   1.5%
   Cilcorp, Inc.....................................................   1.5%
   Centaur Funding Corp.............................................   1.5%
   General Electric Capital Corp....................................   1.5%
   Occidental Petroleum Corp........................................   1.4%
--------------------------------------------------------------------------------
/ / Current net assets: $74,392,580          / / Effective duration: 4.58 years
/ / Increase in net assets $8,782,608        / / Average maturity: 11.27 years
/ / Percentage increase in net assets: 13.4%

Conseco Fixed Income Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
CORPORATE BONDS (55.3%)
Amusement and Recreational Services (0.5%)
$365,000      Mirage Resorts, Inc., 6.625%, due 02/01/2005....       $   355,097
                                                                     -----------
Auto Repair and Parking (1.3%)
    200,000   Amerco-MTN, 7.440%, due 10/02/2006..............           200,863
    575,000   Amerco-MTN, 7.470%, due 01/15/2027..............           526,279
    225,000   Amerco-MTN, 8.800%, due 02/04/2005..............           220,902
                                                                     -----------
                                                                         948,044
                                                                     -----------
Chemicals and Allied Products (1.3%)
    725,000   Lyondell Chemical Co., Series A, 9.625%,
                due 05/01/2007................................           705,063
    300,000   Smith International, Inc., 7.000%, due 09/15/2007          298,690
                                                                     -----------
                                                                       1,003,753
                                                                     -----------
Communications by Phone, Television, Radio, Cable (5.5%)
    400,000   Charter Communications Holdings, LLC, 8.250%,
                 due 04/01/2007...............................           364,000
    525,000   Clear Channel Communications, Inc., 8.000%,
                 due 11/01/2008...............................           529,594
    300,000   Continental Cablevision, Inc., 9.500%,
                 due 08/01/2013...............................           328,492
    200,000   Insight Midwest LLP, 10.500%, due 11/01/2010,
                 (a) Cost - $196,990; Acquired - 11/01/2000...           208,500
    400,000   Northland Cable Television, Inc., 10.250%,
                 due 11/15/2007...............................           270,000
  1,200,000   Qwest Capital Funding, Inc., 7.900%, due 08/15/2010,
                 (a) Cost - $1,197,420; Acquired - 08/16/2000.         1,233,004
    300,000   Telecommunications, Inc., 9.800%, due 02/01/2012           349,066
    250,000   Telecommunications, Inc., 10.125%, due 04/15/2022          300,498
    225,000   TeleCorp PCS, Inc., 10.625%, due 07/15/2010.....           229,500
    300,000   WorldCom, Inc., 8.250%, due 05/15/2010..........           308,906
                                                                     -----------
                                                                       4,121,560
                                                                     -----------
Depository Institutions (3.9%)
    525,000   Dime Bancorp, Inc., 9.000%, due 12/19/2002......           528,216
    300,000   Key Bank, National Association, 6.500%,
                 due 04/15/2008...............................           291,408
    250,000   St. Paul Bancorp, Inc., 7.125%, due 02/15/2004..           251,731
    700,000   Sovereign Bancorp, Inc., 10.250%, due 05/15/2004           693,000
  1,250,000   Union Planters Bank, National Association, 6.500%,
                 due 03/15/2008...............................         1,143,531
                                                                     -----------
                                                                       2,907,886
                                                                     -----------
Electric, Gas, Water, Cogeneration, Sanitary Services (19.2%)
  1,500,000   AES Eastern Energy, 9.000%,
                 due 01/02/2017, (a) Cost - $1,458,191;
                 Acquired - 05/11/1999 & 08/27/1999...........         1,526,647
    350,000   AES Corp., 8.750%, due 12/15/2002...............           353,062
  1,000,000   Calpine Corp., 8.250%, due 08/15/2005...........           994,059
  1,000,000   Cilcorp, Inc., 9.375%, due 10/15/2029...........         1,106,030
  1,200,000   East Coast Power LLC, 7.536%, due 06/30/2017....         1,129,961
    150,000   El Paso Natural Gas, 7.500%, due 11/15/2026.....           146,984
    375,000   Kinder Morgan Energy Partners, L.P., 8.000%,
                 due 03/15/2005...............................           395,304
    935,000   MCN Investment Corp., 6.350%, due 04/02/2002....           931,844
    750,000   Midwest Generation LLC, 8.560%, due 01/02/2016,
                 (a) Cost - $750,000; Acquired - 08/17/2000...           684,486
    550,000   NRG Energy, Inc., 8.250%, due 09/15/2010........           566,614
    400,000   Pinnacle Partners, 8.830%, due 08/15/2004,
                 (a) Cost - $400,000; Acquired - 08/02/2000...           410,081
  1,250,000   PSEG Energy Holdings, 9.125%, due 02/10/2004....         1,282,904
    725,000   Southern Energy, Inc., 7.900%,
                 due 07/15/2009, (a) Cost - $700,260;
                 Acquired - 10/26/2000 & 11/03/2000...........           720,620
    825,000   Southern Energy, Inc., 9.125%, due 06/30/2019,
                 (a) Cost - $825,000; Acquired - 12/07/2000...           838,287
    250,000   Southwest Gas Co., 9.750%, due 06/15/2002.......           260,226
    500,000   Tennessee Gas Pipeline, 7.000%, due 10/15/2028..           470,002
    650,000   TXU Corp., 7.625%, due 10/15/2002...............           656,748
    500,000   USA Waste Services, Inc., 6.125%, due 07/15/2001           495,449
    550,000   Waste Management, Inc., 6.625%, due 07/15/2002..           539,401
    325,000   Waste Management, Inc., 6.875%, due 05/15/2009..           305,788
    500,000   Williams Companies, Inc., 7.625%, due 07/15/2019           500,370
                                                                     -----------
                                                                      14,314,867
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.
52

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------
     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
Electronic, Other Electrical Equipment, except Computers (0.2%)
$175,000      EchoStar Broadband Corp., 10.375%, due 10/01/2007,
                 (a) Cost - $170,866; Acquired - 12/14/2000...       $   172,812
                                                                     -----------
Food and Kindred Products (0.7%)
    500,000   Nabisco, Inc., 6.000%, due 02/15/2011...........           499,744
                                                                     -----------
General Merchandise Stores (0.3%)
    350,000   Shopko Stores, Inc., 6.500%, due 08/15/2003.....           222,263
                                                                     -----------
Health Services (0.9%)
    625,000   HCA - The Healthcare Co., 8.750%, due 09/01/2010           661,058
                                                                     -----------
Hotels, Other Lodging Places (0.9%)
    100,000   HMH Properties, Inc., 8.450%, due 12/01/2008....            97,500
    200,000   Marriott International, Inc., 6.625%,
                due 11/15/2003................................           199,371
    350,000   Park Place Entertainment, 8.875%, due 09/15/2008           355,250
                                                                     -----------
                                                                         652,121
                                                                     -----------
Insurance Carriers (0.7%)
    300,000   Delphi Financial Group, Inc., 8.000%,
                due 10/01/2003................................           300,640
    200,000   Horace Mann Educators, 6.625%, due 01/15/2006...           198,616
                                                                     -----------
                                                                         499,256
                                                                     -----------
Lumber and Wood Products, except Furniture (1.4%)
  1,000,000   Louisiana-Pacific Corp., 8.500%, due 08/15/2005.           983,885
                                                                     -----------
Motion Pictures (0.4%)
    325,000   Liberty Media Corp., 8.250%, due 02/01/2030.....           297,275
                                                                     -----------
Non-Depository Credit Institutions (2.3%)
    525,000   Ford Motor Credit Co., 7.500%, due 03/15/2005...           536,451
  1,075,000   General Electric Capital Corp., 6.500%,
                due 12/17/2007................................         1,088,233
    100,000   General Motors Acceptance Corp., 7.750%,
                 due 01/19/2010...............................           103,293
                                                                     -----------
                                                                       1,727,977
                                                                     -----------
Oil and Gas Extraction (7.6%)
    475,000   Cliffs Drilling Co., Series B, 10.250%, due 05/15/2003     483,906
    650,000   Noble Drilling Corp., 7.500%, due 03/15/2019....           640,509
    775,000   Occidental Petroleum Corp., 6.400%, due 04/01/2003         767,998
    975,000   Occidental Petroleum Corp., 8.450%, due 02/15/2029       1,077,659
    100,000   USX Corporation, 9.375%, due 02/15/2012.........           113,601
    930,000   USX Corporation, 8.500%, due 03/01/2023.........           946,196
    600,000   USX Corporation, 6.850%, due 03/01/2008.........           580,560
  1,000,000   Yosemite Securities Trust I, 8.250%, due 11/15/2004,
                 (a) Cost - $999,769; Acquired - 11/04/1999...         1,036,191
                                                                     -----------
                                                                       5,646,620
                                                                     -----------
Paper and Allied Products (0.7%)
    500,000   Potlatch Corp., 6.250%, due 03/15/2002..........           495,894
                                                                     -----------
Petroleum Refining and Related Industries (1.5%)
    350,000   Valero Energy Corp., 6.750%, due 12/15/2002.....           346,761
    725,000   Valero Energy Corp., 8.375%, due 06/15/2005.....           772,385
                                                                     -----------
                                                                       1,119,146
                                                                     -----------
Pipe Lines, except Natural Gas (0.4%)
    300,000   Osprey Trust/Osprey I, 7.797%, due 01/15/2003,
                 (a) Cost - $300,000; Acquired - 09/28/2000...           303,697
                                                                     -----------
Printing, Publishing, and Allied Industries (1.3%)
  1,200,000   News America, Inc., 7.125%, due 04/08/2028......           980,806
                                                                     -----------
Real Estate Investment Trusts (REITS) (1.5%)
    900,000   Colonial Realty, L.P., 7.500%, due 07/15/2001...           899,653
    200,000   Corporate Property Investors, Inc., 9.000%,
                 due 03/15/2002, (a) Cost - $219,360;
                 Acquired - 03/17/1998........................           203,927
                                                                     -----------
                                                                       1,103,580
                                                                     -----------
Real Estate Operators, Agents, Managers (0.3%)
    250,000   Regency Centers, L.P., 7.400%, due 04/01/2004...           248,790
                                                                     -----------
Security and Commodity Brokers (0.4%)
    300,000   Lehman Brothers Holdings, Inc., Series E, MTN, 6.625%,
                 due 12/27/2002...............................           300,457
                                                                     -----------
Tobacco Products (0.8%)
    600,000   R.J. Reynolds Tobacco Holdings, Inc., 7.375%,
                 due 05/15/2003...............................           582,472
                                                                     -----------
Transportation Equipment (1.3%)
    950,000   Northrop-Grumman Corp., 9.375%, due 10/15/2024..           994,651
                                                                     -----------
              Total corporate bonds (cost $41,328,535)........        41,143,711
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Conseco Fixed Income Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
INTERNATIONAL/YANKEE (U.S. $ Denominated) (9.0%)
$   650,000   Abitibi-Consolidated Inc., 8.300%, due 08/01/2005       $  664,562
    650,000   Agrium, Inc., 7.700%, due 02/01/2017............           550,662
    675,000   British Telecommunications plc, 8.625%,
                 due 12/15/2030...............................           677,677
    700,000   Deutsche Telekom International Finance, 8.250%,
                 due 06/15/2030...............................           693,410
    300,000   Global Crossing Ltd., 9.125%, due 11/15/2006....           288,750
    150,000   Marconi Corp., 7.750%, due 09/15/2010...........           147,918
  1,000,000   PanAmerican Beverage, Inc., 8.125%, due 04/01/2003       1,008,265
    305,000   Pemex Finance, Ltd., 9.030%, due 02/15/2011.....           322,252
    700,000   Republic of South Africa, 9.125%, due 05/19/2009           719,250
    650,000   Telefonica Europe, 7.750%, due 09/15/2010.......           659,121
    300,000   United Mexican States, 9.875%, due 02/01/2010...           322,650
    700,000   West Fraser Mill, 7.250%,
                 due 09/15/2002 (a) Cost - $698,653;
                 Acquired - 01/06/1997 & 04/30/1997...........           704,480
                                                                      ----------
              Total international/yankee (cost $6,738,451)....         6,758,997
                                                                      ----------
MUNICIPAL BONDS (6.9%)
    390,000   Alaska Individual Development & Authority Lease,
                 6.375%, due 05/01/2003.......................           389,251
    800,000   Azusa Pacific University California, Revenue,
                 7.250%, due 04/01/2009.......................           827,400
    350,000   Decatur Texas Housing Authority, Housing Revenue,
                 7.750%, due 09/01/2009.......................           335,520
    595,000   Duarte California Certificates of Participation,
                Series B, 6.250%, due 04/01/2005..............           587,973
    213,500   Fort Worth Texas, Higher Education, Finance Corp.,
                 Revenue, 7.500%, due 10/01/2006..............           217,072
    250,000   Maryland State Economic Development Corp., Student
                 Housing Revenue, 8.625%, due 09/01/2006......           258,673
    300,000   Mississippi Development Bank, Special Obligation,
                 Series 1998, 8.500%, due 12/01/2018..........           269,880
    140,000   Reeves County Texas Certificate of Participation,
                 6.700%, due 03/31/2005.......................           140,122
    800,000   Reeves County Texas Certificate of Participation,
                7.250%, due 06/01/2011........................           794,744
    300,000   Tuscaloosa ALA Educational Building Authority,
                 Housing Revenue, 9.000%, due 06/02/2010......           305,287
  1,000,000   Wickliffe Kentucky Solid Waste, Revenue, 7.670%,
                 due 01/15/2027...............................           996,610
                                                                      ----------
              Total municipal bonds (cost $5,158,259).........         5,122,532
                                                                      ----------
ASSET-BACKED SECURITIES (3.8%)
    500,000   Chase Funding Mortgage Loan, 99-2 IA2,
                 6.860%, due 12/26/2024.......................           504,045
    150,000   COMED Transitional Funding Trust, 98-1 A7,
                 5.740%, due 12/25/2010.......................           145,643
    500,000   Contimortgage Home Equity Loan Trust, 98-2 A7,
                 6.570%, due 03/15/2023.......................           496,674
    400,000   First Union Lehman Bros Commercial Mortgage
                 Trust, 97-C2 A2, 6.600%, due 05/18/2007......           406,720
    835,580   Mortgage Capital Funding, Inc., 98-MC2 A1,
                 6.325%, due 10/18/2007.......................           839,974
    400,000   Saxon Asset Securities Trust, 00-1 AF3, 7.755%,
                 due 02/15/2004...............................           410,597
                                                                      ----------
              Total asset-backed securities (cost $2,788,173).         2,803,653
                                                                      ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.4%)
    674,118   Bank of America Mortgage Securities, 00-5 A1,
                 7.750%, due 10/25/2030.......................           679,760
    873,408   Fanniemae Grantor Trust, 99-T2 A1, 7.500%,
                 due 01/19/2039...............................           901,407
    100,000   Federal National Mortgage Assn., 94-63, 7.000%,
                 due 04/25/2024...............................            99,833
     95,246   Iroquois Trust, 97-1A, 7.000%,
                 due 12/15/2006...............................            94,726
     47,760   Midland Realty Acceptance Corp., 96-C1 A1,
                 7.315%, due 08/25/2028.......................            47,808

   The accompanying notes are an integral part of these financial statements.
54

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------
     SHARES OR
  PRINCIPAL AMOUNT                                                        VALUE
---------------------                                                   --------
$   500,000   Paine Webber Mortgage Acceptance Corp., 96-M1 A2,
                 6.900%, due 01/02/2012.......................       $   509,193
    569,366   Paine Webber Mortgage Acceptance Corp., 99-4 2B1,
                 6.333% due 01/28/2009........................           566,363
    300,000   Residential Funding Mortgage Securities, 00-HI4 AI2,
                 7.390%, due 04/25/2011.......................           302,224
     93,427   Rural Housing Trust, 87-1 3B,
                 7.330%, due 04/01/2026.......................            94,964
                                                                     -----------
              Total collateralized mortgage obligations
                 (cost $3,267,218)............................         3,296,278
                                                                     -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.6%)
    298,713   Federal Home Loan Mortgage Corp.,
                 #G00479, 9.000%, due 04/01/2025..............           311,947
    432,665   Federal Home Loan Mortgage Corp.,
                 #G00943, 6.000%, due 07/01/2028..............           419,284
     92,410   Federal Home Loan Mortgage Corp.,
                 #C28063, 6.500%, due 07/01/2029..............            91,200
    752,847   Federal Home Loan Mortgage Corp.,
                 #C32933, 7.500%, due 11/01/2029..............           764,270
         95   Federal Home Loan Mortgage Corp.,
                 #C35364, 7.500%, due 01/01/2030..............                97
     77,143   Federal National Mortgage Assn.,
                 #250307, 7.500%, due 07/01/2025..............            78,527
     49,693   Federal National Mortgage Assn.,
                 #250758, 7.000%, due 11/01/2026..............            49,982
  5,260,000   U.S. Treasury Note, 5.750%, due 08/15/2005......         5,432,802
                                                                     -----------
              Total U.S. government and agency obligations
                 (cost $7,078,382)............................         7,148,109
                                                                     -----------
PREFERRED STOCKS (2.4%)
Insurance Carriers (0.7%)
     20,000   Lincoln National Capital, TOPrS (b), 6.400%.....       $   500,626
                                                                     -----------
Measuring Instruments, Photo Goods, Watches (0.2%)
      2,651   River Holding Corp., Series B, PIK (b), 11.500%.           153,119
                                                                     -----------
Non-Depository Credit Institutions (1.5%)
     10,500   Centaur Funding Corp., 9.080%, (a) Cost - $1,058,919;
                 Acquired - 12/09/1998 & 01/13/2000...........         1,091,672
                                                                     -----------
              Total preferred stocks (cost $1,767,898)........         1,745,417
                                                                     -----------
SHORT-TERM INVESTMENTS (3.1%)
 $2,300,000   Newell, 6.550%, due 01/02/2001..................         2,299,582
                                                                     -----------
              Total short-term investments (cost $2,299,582)..         2,299,582
                                                                     -----------
Total investments (cost $70,426,498) (94.5%)..................        70,318,279
                                                                     -----------
Other assets, less liabilities (5.5%).........................         4,074,301
                                                                     -----------
Total net assets (100.0%).....................................       $74,392,580
                                                                     ===========

--------------
(a) Restricted under Rule 144A of the Securities Act of 1933.
(b) PIK - Payment In Kind.
    TOPrS - Trust Originated Preferred Securities.

   The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
December 31, 2000

1. Organization

   Conseco Fund Group (the "Trust") is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund, which issues separate series of shares of beneficial interest, each of which represents a separate portfolio of investments. The Trust consists of eight series ("Funds"), each with its own investment objective and investment policies. The Funds are the Conseco Science & Technology Fund, Conseco 20 Fund, Conseco Equity Fund, Conseco Large-Cap Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund and Conseco Fixed Income Fund. The Conseco Equity, Conseco Balanced, and Conseco Fixed Income Funds became operational and available for sale on January 2, 1997. The Conseco 20 and Conseco High Yield Funds commenced operations on January 1, 1998. The Conseco Convertible Securities Fund became operational and available for sale on September 28, 1998. The Conseco Science & Technology Fund and Conseco Large-Cap Fund commenced operations on July 1, 2000.

   Each one of the Funds has a distinct investment strategy. The Conseco Science & Technology Fund invests in companies believed to be positioned to take advantage of scientific or technological advances to power earnings growth. The Conseco 20 Fund concentrates its investments in a core position of approximately 20 to 30 common stocks believed to have above-average growth prospects. The Conseco Equity Fund invests in selected equity securities and other securities having the investment characteristics of common stocks. The Conseco Large-Cap Fund invests in larger, well-established companies. The Conseco Balanced Fund invests in several asset classes, including debt securities, equity securities, and money-market instruments. The Conseco Convertible Securities Fund invests primarily in below-investment-grade securities that are convertible into common stock. The Conseco High Yield Fund invests primarily in below-investment-grade securities, commonly known as "junk bonds" or high-yield securities. The Conseco Fixed Income Fund invests primarily in investment-grade debt securities.

   The Funds offer four classes of shares: Class A, Class B, Class C and Class
Y. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the offering price or net asset value at the time of sale, whichever is less). Class Y shares are available with no sales charge to certain institutional investors and qualifying individual investors. The Funds are authorized to issue an unlimited number of shares.

   Class B shares have a contingent-deferred sales charge for redemptions occurring within six years of their purchase. The contingent-deferred sales charge is a percentage of the net asset value of the shares at the date of purchase or the net asset value of the shares at the date of redemption, whichever is less. These charges are 5% in year one, 4% in year two, 3% in year three, 3% in year four, 2% in year five and 1% in year six. Class B shares will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. This conversion feature benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. Class C shares that are held for less than one year are subject to a contingent-deferred sales charge upon redemption in an amount equal to 1% of the lower of the net asset value of the shares at the date of purchase or the net asset value of the shares at the date of redemption. Class C shares held one year or longer are not subject to this contingent-deferred sales charge. The contingent-deferred sales charge will not apply to shares acquired due to reinvestment of dividends or capital gains distributions.

2. Significant Accounting Policies

Security Valuation, Transactions and Related Investment Income

   The investments in each portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. All Funds may invest in U.S.-dollar-denominated, corporate-debt securities of domestic issuers, and all Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar denominated.

   The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:
                                                           Market       % of
                Fund                             Cost       Value    Investments
                -----                        ----------- ----------- -----------
Conseco Balanced - bonds.................... $ 5,256,065 $ 5,234,903     8.49%
Conseco Balanced - preferred stock..........     637,948     623,813     1.01%
Conseco Convertible Securities - bonds......  27,149,071  26,648,876    40.70%
Conseco Convertible Securities -
  preferred stock...........................   1,500,000   1,260,000     1.92%
Conseco High Yield - bonds..................   3,708,582   3,772,598     4.45%
Conseco Fixed Income - bonds................   7,916,509   8,042,732    11.44%
Conseco Fixed Income - preferred stock......   1,058,919   1,091,672     1.55%

   These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933. In addition, Conseco Capital Management, Inc., ("the Adviser"), a wholly owned subsidiary of Conseco, Inc. ("Conseco"), which serves as investment adviser to the funds, has determined that the securities are liquid securities through a procedure approved by the Board of Trustees of the Trust ("Trustees").

   In each Fund of the Trust, Fund securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued by third-party pricing services. Fund securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Trustees. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------
Dividends to Shareholders

   Dividends from the Conseco Convertible Securities, Conseco High Yield and Conseco Fixed Income Funds will be declared and distributed monthly. Dividends from the Conseco Balanced Fund will be declared and distributed quarterly. Dividends from the Conseco Science & Technology, Conseco 20, Conseco Equity and Conseco Large-Cap Funds will be declared and distributed annually. However, the Trustees may decide to declare dividends at other intervals.

   Dividends to shareholders from net investment income are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gain (losses). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund or Funds to which such gains are attributable.

Organization Costs

   Costs incurred by all Funds, except the Conseco Science & Technology, Conseco Large-Cap and Conseco Convertible Securities Funds, in connection with their organization and public offering of shares totaling $461,794 have been deferred and will be amortized over a period of approximately five years beginning with the initial date of sale of shares to the public. Such costs were advanced by Conseco and were reimbursed by the Funds. The proceeds of any redemption of the initial shares (purchased by subsidiaries of Conseco) by any holder thereof will be reduced by any unamortized organization costs in the same proportion as the number of initial shares being redeemed to the number of initial shares outstanding at the time of such redemption.

Federal Income Taxes

   For federal income tax purposes, the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income and net capital gains to their shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

   Expenses directly attributable to a Fund are charged to operations. Expenses directly attributable to a Class of shares are charged to that Class. The Fund pays the expenses of its Trustees who are not affiliated persons of the Adviser or Trust.

Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

Premium/Discount Amortization

   In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

3. Agreements with Subsidiaries of Conseco

Investment Advisory Agreement

   The Adviser supervises the Trust's management and investment program, performs a variety of services in connection with the management and operation of the Funds, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The following summarizes the total fees incurred and expense waivers for such services for the year or period ended December 31, 2000:

                Fund                          Gross Amount         Waiver
                -----                         -------------        -------
Conseco Science & Technology..............     $  183,060         $(76,522)
Conseco 20................................      2,690,206               --
Conseco Equity............................      1,312,117               --
Conseco Large-Cap.........................         89,882          (72,412)
Conseco Balanced..........................        411,641         (144,081)
Conseco Convertible Securities............        769,123         (132,975)
Conseco High Yield........................        808,792         (204,877)
Conseco Fixed Income......................        300,782         (124,610)

   Under the investment advisory agreement, the Adviser receives an investment advisory fee equal to an annual rate of 1.00% of the average daily net asset value of the Conseco Science & Technology Fund, 0.70% of the average daily net asset value of the Conseco 20, Conseco Equity, Conseco Large-Cap, Conseco Balanced, and Conseco High Yield Funds, 0.85% of the average daily net asset value of the Conseco Convertible Securities Fund, and 0.45% of the average daily net asset value of the Conseco Fixed Income Fund. The Adviser has a sub-advisory agreement with Oak Associates, ltd. ("Oak"), under which Oak acts as the sub-adviser to the Conseco Science & Technology and Conseco 20 Funds. The Adviser also has a sub-advisory agreement with Chicago Equity Partners LLP ("CEP"), under which CEP acts as the sub-adviser to the Conseco Equity and Conseco Large-Cap Funds, and the equity portion of the Conseco Balanced Fund.

Notes to Financial Statements
--------------------------------------------------------------------------------
December 31, 2000

   The Adviser has contractually agreed to reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the following:
                Fund                   Class A     Class B   Class C   Class Y
                -----                  -------     -------   -------   -------
Conseco Science & Technology.......      1.75%       2.25%     2.25%     1.25%
Conseco 20.........................      1.75%       2.25%     2.25%     1.25%
Conseco Equity.....................      1.50%       2.00%     2.00%     1.00%
Conseco Large-Cap..................      1.50%       2.00%     2.00%     1.00%
Conseco Balanced...................      1.50%       2.00%     2.00%     1.00%
Conseco Convertible Securities.....      1.55%       2.05%     2.05%     1.05%
Conseco High Yield.................      1.40%       1.90%     1.90%     0.90%
Conseco Fixed Income...............      1.25%       1.60%     1.60%     0.60%

   The Adviser may discontinue these contractual limits at any time after April 30, 2001.

Administration Agreement

   Conseco Services, LLC (the "Administrator"), a wholly owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.20% of the average daily net assets of each Fund. The Administrator has contractually agreed to reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated above for the investment advisory agreement. The Administrator may discontinue these contractual limits at any time after April 30, 2001. The following summarizes the total fees incurred for such services for the year or period ended December 31, 2000:

                Fund                                                   Amount
                -----                                                 ---------
Conseco Science & Technology.....................................     $ 36,612
Conseco 20.......................................................      768,630
Conseco Equity...................................................      374,891
Conseco Large-Cap................................................       25,680
Conseco Balanced.................................................      117,611
Conseco Convertible Securities...................................      180,970
Conseco High Yield...............................................      231,083
Conseco Fixed Income.............................................      133,681

Distribution Arrangements

   Conseco Equity Sales, Inc. (the "Distributor"), a wholly owned subsidiary of Conseco, serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, initially approved by the Trustees. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and are sold by selected brokers, dealers and other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as any advertising or sales literature.

   The Trust has adopted distribution and service plans (the "Plans"), dated March 28, 1997, for Class A shares for the Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds; December 31, 1997, for Class B and Class C shares for the Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds and Class A, Class B and Class C shares for the Conseco 20, Conseco Convertible Securities and Conseco High Yield Funds; and July 1, 2000 for the Class A, Class B and Class C shares for the Conseco Science & Technology and Conseco Large-Cap Funds in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges. Pursuant to the Plans, a Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Class A, Class B and Class C shares of the Fund and for account maintenance provided to existing Class A, Class B and Class C shareholders. The Conseco Science & Technology, Conseco 20, Conseco Equity, Conseco Large-Cap, Conseco Balanced, Conseco Convertible Securities and Conseco High Yield Funds' Plans authorize payments to the Distributor up to 0.50%, and the Conseco Fixed Income Fund's Plans authorize payments to the Distributor up to 0.65%, annually of each Fund's average daily net assets attributable to its Class A shares. Class B and Class C share's Plan authorizes payments to the Distributor up to 1.00% annually for each Fund's average daily net assets attributable to their respective class. The Plans provide for periodic payments by the Distributor to brokers, dealers and financial intermediaries for providing shareholder services to accounts that hold Class A, Class B and Class C shares, and for promotional and other sales-related costs. The following summarizes the total fees incurred for such services for Class A, Class B, and Class C shares for the year or period ended December 31, 2000:

                Fund                                                   Amount
                -----                                                 ---------
Conseco Science & Technology.....................................   $  104,018
Conseco 20.......................................................    2,702,730
Conseco Equity...................................................      372,022
Conseco Large-Cap................................................       71,823
Conseco Balanced.................................................      288,601
Conseco Convertible Securities...................................      544,821
Conseco High Yield...............................................      842,088
Conseco Fixed Income.............................................      281,233

                                                              CONSECO FUND GROUP
                                                              2000 Annual Report
--------------------------------------------------------------------------------
4. Investment Transactions

     The cost of investments and the composition of gross unrealized appreciation and depreciation of investments at December 31, 2000, for federal income tax purposes, are shown below:

                                              Conseco          Conseco        Conseco       Conseco
                                             Science &           20           Equity       Large-Cap
                                          Technology Fund       Fund           Fund          Fund
                                          ---------------   ------------   ------------- ------------
Gross unrealized appreciation............   $   351,271     $  2,675,511   $ 13,453,461  $        --
Gross unrealized depreciation............    (9,913,456)     (59,440,955)   (11,843,755)  (2,989,733)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation).........................   $(9,562,185)    $(56,765,444)  $  1,609,706  $(2,989,733)
-----------------------------------------------------------------------------------------------------
Cost of investments......................   $35,451,266     $262,027,071   $153,432,108  $32,593,448
-----------------------------------------------------------------------------------------------------

                                              Conseco          Conseco        Conseco      Conseco
                                             Balanced        Convertible    High Yield   Fixed Income
                                               Fund        Securities Fund     Fund          Fund
                                            ----------     --------------- ------------- -------------
Gross unrealized appreciation............   $ 2,432,686      $ 3,248,795   $  1,850,679  $   903,122
Gross unrealized depreciation............    (4,361,678)      (6,431,637)   (12,989,007)  (1,089,048)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation).........................   $(1,928,992)     $(3,182,842)  $(11,138,328) $  (185,926)
-----------------------------------------------------------------------------------------------------
Cost of investments......................   $63,558,533      $68,665,956   $ 95,997,651  $70,504,205

     The aggregate cost of purchases and the aggregate proceeds from sales of investments for the year or period ended December 31, 2000, are shown below:

                                              Conseco        Conseco         Conseco        Conseco
                                             Science &         20            Equity        Large-Cap
                                          Technology Fund     Fund            Fund           Fund
                                          --------------- --------------  ------------- ------------
Purchases:  U.S. Government.............   $        --    $           --   $         --  $        --
            Other.......................    23,306,662     1,684,751,058    799,877,600   78,529,521
Sales:      U.S. Government.............   $        --    $           --   $         --  $        --
            Other.......................    80,119,820     1,577,013,086    784,172,131   42,606,111

                                             Conseco        Conseco         Conseco        Conseco
                                            Balanced      Convertible     High Yield    Fixed Income
                                              Fund      Securities Fund      Fund           Fund
                                          ------------  ---------------  -------------  ------------
Purchases:  U.S. Government.............  $ 35,056,036     $        --    $         --  $ 73,653,169
            Other.......................   191,902,249      158,889,565    271,597,736   148,729,754
Sales:      U.S. Government.............  $ 34,846,414     $        --    $         --  $ 74,217,017
            Other.......................   176,557,186      152,954,315    284,657,910   146,405,598

5. Federal Income Taxes

     As of December 31, 2000, the following Funds have capital loss carryforwards available to offset capital gains in the future, if any:

                                            Amount   Expires                                                 Amount      Expires
                                          ---------- -------                                              -----------    -------
Conseco Science & Technology............. $1,075,375   2008       Conseco High Yield..................... $ 1,841,847      2007
Conseco Large-Cap........................    146,019   2008       Conseco High Yield.....................  11,314,158      2008
Conseco High Yield.......................    687,761   2006       Conseco Fixed Income...................   1,557,399      2007

     Net realized gains or losses may differ for Federal income tax purposes primarily as a result of wash sales and post-October losses which may not be recognized for tax purposes until the first of the following fiscal year. Such amounts may be used to offset future capital gains. The following summarizes the amount of post-October losses deferred, on a tax basis, for the year or period ended December 31, 2000:

                  Fund              Amount                    Fund                     Amount
                  ----             --------                   ----                    --------
Conseco Science & Technology      $ 6,660,201     Conseco Balanced                   $4,180,230
Conseco 20                         42,482,942     Conseco Convertible Securities             --
Conseco Equity                     23,996,745     Conseco High Yield                    686,506
Conseco Large-Cap                   3,183,944     Conseco Fixed Income                   47,654

Financial Highlights
--------------------------------------------------------------------------------
For the year or period ended December 31

                                                      Conseco
                                                    Science &
                                                  Technology Fund      Conseco 20 Fund               Conseco Equity Fund
                                                  ---------------   ----------------------     -------------------------------
Class A Shares                                        2000(f)       2000     1999     1998     2000     1999     1998     1997
                                                      -------       ----     ----     ----     ----     ----     ----     ----
Net asset value per share, beginning of period ..     $10.00       $20.68   $12.80   $10.00    $16.27   $12.55   $11.07  $10.00
Income from investment operations (a):
  Net investment income (loss) ..................      (0.05)       (0.28)   (0.18)   (0.02)    (0.13)   (0.14)      --   (0.04)
  Net realized gains (losses) and change in
   unrealized appreciation or depreciation
   on investments ...............................      (3.01)       (5.22)    9.19     2.82      0.40     7.18     1.79    2.33
--------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations      (3.06)       (5.50)    9.01     2.80      0.27     7.04     1.79    2.29
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income .........         --           --       --       --        --       --    (0.01)     --
   Distribution of net capital gains ............         --        (3.42)   (1.13)      --     (6.68)   (3.32)   (0.30)  (1.22)
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions ..........................         --        (3.42)   (1.13)      --     (6.68)   (3.32)   (0.31)  (1.22)
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period .....     $ 6.94       $11.76   $20.68   $12.80    $ 9.86   $16.27   $12.55  $11.07
--------------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d) .......................     (30.60%)     (25.67%)  70.40%   28.00%     4.97%   56.21%   16.11%  22.90%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
   end of period ................................     $19,850      $33,439  $53,463  $33,845   $15,210  $29,480  $26,203   4,877
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement ...............       2.17%        1.51%    1.70%    2.15%     1.47%    1.66%    2.10%   4.85%
     After expense reimbursement ................       1.75%        1.51%    1.68%    1.75%     1.47%    1.50%    1.50%   1.50%
  Ratio of net investment income (loss) to
     average net assets (b)(e):
     Before expense reimbursement ...............      (1.65%)      (1.14%)  (1.04%)  (0.62%)   (0.80%)  (0.99%)  (0.60%) (3.70%)
     After expense reimbursement ................      (1.23%)      (1.14%)  (1.02%)  (0.22%)   (0.80%)  (0.83%)     --   (0.35%)


                                                          Conseco                                          Conseco Convertible
                                                       Large-Cap Fund        Conseco Balanced Fund           Securities Fund
                                                       --------------    -----------------------------     -------------------
                                                          2000(f)        2000    1999    1998    1997      2000    1999   1998(g)
                                                          -------        ----    ----    ----    ----      ----    ----   -------
Net asset value per share, beginning of period ..         $10.00        $13.51  $11.69  $10.73  $10.00    $14.93  $11.00  $10.00
Income from investment operations (a):
  Net investment income (loss) ..................          (0.00)         0.28    0.22    0.30    0.28      0.43    0.46    0.10
  Net realized gains (losses) and change in
   unrealized appreciation or depreciation
   on investments ...............................          (1.57)         0.64    3.18    1.03    1.43     (1.08)   3.89    1.00
------------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations          (1.57)         0.92    3.40    1.33    1.71     (0.65)   4.35    1.10
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income .........             --         (0.25)  (0.23)  (0.24)  (0.27)    (0.36)  (0.27)  (0.10)
   Distribution of net capital gains ............             --         (3.10)  (1.35)  (0.13)  (0.71)    (2.12)  (0.15)     --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions ..........................             --         (3.35)  (1.58)  (0.37)  (0.98)    (2.48)  (0.42)  (0.10)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period .....         $ 8.43        $11.08  $13.51  $11.69  $10.73    $11.80  $14.93  $11.00
------------------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d) .......................         (15.70%)        7.29%  29.44%  12.45%  17.19%    (3.56%) 40.12%  11.04%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
   end of period ................................         $13,737       $24,311 $31,932 $26,064  $1,076   $15,022 $22,927 $27,611
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement ...............           2.06%         1.74%   1.96%   2.26%  12.44%     1.70%   1.95%   2.12%
     After expense reimbursement ................           1.50%         1.50%   1.50%   1.50%   1.50%     1.55%   1.55%   1.55%
  Ratio of net investment income (loss) to
     average net assets (b)(e):
     Before expense reimbursement ...............          (0.72%)        1.68%   1.41%   1.90%  (8.44%)    2.34%   1.71%   3.23%
     After expense reimbursement ................          (0.16%)        1.92%   1.87%   2.66%  (2.50%)    2.49%   2.11%   3.80%

60

                                                    Conseco High Yield Fund         Conseco Fixed Income Fund
                                                    -----------------------    -------------------------------------
                                                    2000      1999     1998      2000     1999      1998      1997
                                                    ----      ----     ----      ----     ----      ----      ----
Net asset value per share, beginning of period ..  $10.00    $10.00   $10.00    $9.60   $10.21    $10.13    $10.00
Income from investment operations (a):
  Net investment income (loss) ..................    0.81      1.00     0.76     0.62     0.63      0.55      0.66
  Net realized gains (losses) and change in
   unrealized appreciation or depreciation
   on investments ...............................   (1.83)    (0.13)   (0.10)    0.33    (0.65)     0.20      0.18
--------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations   (1.02)     0.87     0.66     0.95    (0.02)     0.75      0.84
--------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income .........   (0.78)    (0.87)   (0.66)   (0.61)   (0.56)    (0.58)    (0.55)
   Distribution of net capital gains ............      --        --       --       --    (0.03)    (0.13)    (0.12)
--------------------------------------------------------------------------------------------------------------------
   Total distributions ..........................   (0.78)    (0.87)   (0.66)   (0.61)   (0.59)    (0.67)    (0.71)
--------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period .....  $ 8.20    $10.00   $10.00    $9.94    $9.60    $10.21    $10.13
--------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d) .......................  (10.74%)    9.03%    6.56%   10.30%   (0.27%)    7.57%     8.66%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
   end of period ................................  $19,689   $42,591  $28,199  $32,693  $30,681   $30,684    $  153
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement ...............    1.58%     1.66%    2.12%    1.44%    1.64%     1.94%    13.67%
     After expense reimbursement ................    1.40%     1.40%    1.40%    1.25%    1.25%     1.25%     1.25%
  Ratio of net investment income (loss) to
     average net assets (b)(e):
     Before expense reimbursement ...............    8.25%     8.67%    7.04%    6.23%    5.30%     4.59%    (6.91%)
     After expense reimbursement ................    8.43%     8.93%    7.76%    6.42%    5.69%     5.28%     5.51%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.75% for the Conseco Science & Technology and Conseco 20, 1.50% for the Conseco Equity, Conseco Large-Cap and Conseco Balanced, 1.55% for the Conseco Convertible Securities, 1.40% for the Conseco High Yield and 1.25% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.
(f) Period from July 1, 2000 (commencement of operations) through December 31, 2000.
(g) Period from September 28, 1998 (commencement of operations) through December 31, 1998.
                                                                              61

Financial Highlights
--------------------------------------------------------------------------------
For the year or period ended December 31

                                                         Conseco
                                                        Science &
                                                     Technology Fund          Conseco 20 Fund              Conseco Equity Fund
                                                     ---------------  -----------------------------    ---------------------------
                                                          2000(f)     2000       1999       1998(g)    2000      1999      1998(h)
                                                     ---------------  -----------------------------    ---------------------------
Class B Shares
Net asset value per share, beginning of period .......   $10.00       $20.40      $12.71     $11.21    $16.13    $12.47    $11.09
Income from investment operations (a):
  Net investment income (loss) .......................    (0.05)       (0.39)      (0.10)     (0.07)    (0.20)    (0.14)    (0.06)
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments ......    (3.02)       (5.11)       8.94       1.57      0.38      7.07      1.75
------------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations ...    (3.07)       (5.50)       8.84       1.50      0.18      6.93      1.69
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Dividends from net investment income .............       --           --          --         --        --        --     (0.01)
    Distribution of net capital gains ................       --        (3.42)      (1.15)        --     (6.68)    (3.27)    (0.30)
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions ..............................       --        (3.42)      (1.15)        --     (6.68)    (3.27)    (0.31)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period .........   $ 6.93       $11.48      $20.40     $12.71    $ 9.63    $16.13    $12.47
------------------------------------------------------------------------------------------------------------------------------------
    Total return (b)(c)(d) ...........................   (30.70%)     (25.99%)     69.56%     13.38%     4.44%    55.63%    15.20%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period ...    $4,699      $89,044     $71,233     $7,270   $19,621    $3,489    $1,634
  Ratio of expenses to average net assets (b)(e):
    Before expense reimbursement .....................     2.67%        2.01%       2.20%      2.73%     1.97%     2.16%     4.85%
    After expense reimbursement ......................     2.25%        2.01%       2.18%      2.25%     1.97%     2.00%     2.00%
  Ratio of net investment income (loss) to
    average net assets (b)(e):
    Before expense reimbursement .....................    (2.15%)      (1.64%)     (1.54%)    (1.26%)   (1.30%)   (1.49%)   (3.45%)
    After expense reimbursement ......................    (1.73%)      (1.64%)     (1.52%)    (0.78%)   (1.30%)   (1.33%)   (0.60%)

62

                                                             Conseco
                                                             Large-Cap                                    Conseco Convertible
                                                               Fund       Conseco Balanced Fund            Securities Fund
                                                            ----------  -------------------------  ---------------------------------
                                                             2000(f)     2000    1999    1998(i)      2000      1999      1998(j)
                                                            -------     -------------------------  ---------------------------------
Net asset value per share, beginning of period .......      $10.00      $13.38  $11.61  $11.20       $14.88    $11.00    $10.00
Income from investment operations (a):
  Net investment income (loss) .......................       (0.01)       0.19    0.12    0.19         0.34      0.06      0.08
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments ......       (1.58)       0.66    3.18    0.57        (1.07)     4.21      1.00
------------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations ...       (1.59)       0.85    3.30    0.76        (0.73)     4.27      1.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Dividends from net investment income .............          --       (0.21)  (0.18)  (0.22)       (0.29)    (0.24)    (0.08)
    Distribution of net capital gains ................          --       (3.10)  (1.35)  (0.13)       (2.12)    (0.15)       --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions ..............................          --       (3.31)  (1.53)  (0.35)       (2.41)    (0.39)    (0.08)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period .........      $ 8.41      $10.92  $13.38  $11.61       $11.74    $14.88    $11.00
------------------------------------------------------------------------------------------------------------------------------------
    Total return (b)(c)(d) ...........................      (15.90%)      6.79%  28.79%   6.83%       (4.07%)   39.40%    10.89%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period ...       $8,096     $13,958  $2,854  $1,301      $30,872   $13,690    $    1
  Ratio of expenses to average net assets (b)(e):
    Before expense reimbursement .....................        2.56%       2.24%   2.46%   3.93%        2.20%     2.45%   154.76%
    After expense reimbursement ......................        2.00%       2.00%   2.00%   2.00%        2.05%     2.05%     2.05%
  Ratio of net investment income (loss) to
    average net assets (b)(e):
    Before expense reimbursement .....................       (1.22%)      1.18%   0.91%   0.16%        1.84%     1.21%  (149.69%)
    After expense reimbursement ......................       (0.66%)      1.42%   1.37%   2.09%        1.99%     1.61%     3.02%


                                                            Conseco High Yield Fund              Conseco Fixed Income Fund
                                                        --------------------------------     --------------------------------
                                                          2000       1999      1998(k)         2000        1999       1998(l)
                                                        --------------------------------     --------------------------------
Net asset value per share, beginning of period .......    $9.97     $9.97     $10.44          $9.59      $10.19      $10.24
Income from investment operations (a):
  Net investment income (loss) .......................     0.73      0.55       0.60           0.58        0.41        0.36
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments ......    (1.80)     0.28      (0.48)          0.32       (0.46)       0.14
------------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations ...    (1.07)     0.83       0.12           0.90       (0.05)       0.50
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Dividends from net investment income .............    (0.74)    (0.83)     (0.59)         (0.58)      (0.52)      (0.45)
    Distribution of net capital gains ................       --        --         --             --       (0.03)      (0.10)
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions ..............................    (0.74)    (0.83)     (0.59)         (0.58)      (0.55)      (0.55)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period .........    $8.16     $9.97      $9.97          $9.91      $ 9.59      $10.19
------------------------------------------------------------------------------------------------------------------------------------
    Total return (b)(c)(d) ...........................   (11.31%)    8.57%      1.12%          9.74%      (0.49%)      4.97%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period ...   $41,319   $47,433    $11,271         $9,340      $5,230      $2,619
  Ratio of expenses to average net assets (b)(e):
    Before expense reimbursement .....................     2.08%     2.16%      2.75%          1.79%       1.99%       2.77%
    After expense reimbursement ......................     1.90%     1.90%      1.90%          1.60%       1.60%       1.60%
  Ratio of net investment income (loss) to
    average net assets (b)(e):
    Before expense reimbursement .....................     7.75%     8.17%      6.42%          5.88%       4.95%       3.66%
    After expense reimbursement ......................     7.93%     8.43%      7.27%          6.07%       5.34%       4.83%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 2.25% for the Conseco Science & Technology and Conseco 20, 2.00% for the Conseco Equity, Conseco Large-Cap and Conseco Balanced, 2.05% for the Conseco Convertible Securities, 1.90% for the Conseco High Yield and 1.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.
(f) Period from July 1, 2000 (commencement of operations) through December 31, 2000.
(g) Period from February 18, 1998 (commencement of operations) through December 31, 1998.
(h) Period from January 28, 1998 (commencement of operations) through December 31, 1998.
(i) Period from February 10, 1998 (commencement of operations) through December 31, 1998.
(j) Period from September 28, 1998 (commencement of operations) through December 31, 1998.
(k) Period from February 19, 1998 (commencement of operations) through December 31, 1998.
(l) Period from March 20, 1998 (commencement of operations) through December 31, 1998.


Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
For the year or period ended December 31
                                                             Conseco
                                                             Science &
                                                          Technology Fund       Conseco 20 Fund            Conseco Equity Fund
                                                          ---------------  -------------------------  -----------------------------
                                                              2000(f)      2000     1999     1998(g)  2000       1999       1998(h)
                                                              -------      -------------------------  -----------------------------
Class C Shares
Net asset value per share, beginning of period ...........    $10.00     $20.46    $12.75    $11.82   $16.12     $12.54     $11.98
Income from investment operations (a):
  Net investment income (loss) ...........................     (0.05)     (0.39)    (0.09)    (0.07)   (0.20)     (0.07)     (0.06)
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments ..........     (3.03)     (5.13)     8.96      1.00     0.39       7.02       0.93
------------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations .......     (3.08)     (5.52)     8.87      0.93     0.19       6.95       0.87
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Dividends from net investment income .................        --         --        --        --       --      (0.01)        --
    Distribution of net capital gains ....................        --      (3.42)    (1.16)       --    (6.68)     (3.37)     (0.30)
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions ..................................        --      (3.42)    (1.16)       --    (6.68)     (3.37)     (0.31)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period .............    $ 6.92     $11.52    $20.46    $12.75   $ 9.63     $16.12     $12.54
------------------------------------------------------------------------------------------------------------------------------------
    Total return (b)(c)(d) ...............................    (30.80%)   (26.02%)   69.54%     7.87%    4.51%     55.89%      7.21%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period .......     $5,122    $64,272   $37,093    $2,982  $13,793     $2,972       $616
  Ratio of expenses to average net assets (b)(e):
    Before expense reimbursement .........................      2.67%      2.01%     2.20%     2.72%    1.97%      2.16%      8.51%
    After expense reimbursement ..........................      2.25%      2.01%     2.18%     2.25%    1.97%      2.00%      2.00%
  Ratio of net investment income (loss) to average net
    assets (b)(e):
    Before expense reimbursement .........................     (2.15%)    (1.64%)   (1.54%)   (1.28%)  (1.30%)    (1.49%)    (7.19%)
    After expense reimbursement ..........................     (1.73%)    (1.64%)   (1.52%)   (0.81%)  (1.30%)    (1.33%)    (0.68%)

64

                                                           Conseco
                                                           Large-Cap                                    Conseco Convertible
                                                             Fund       Conseco Balanced Fund             Securities Fund
                                                           ---------  --------------------------  --------------------------------
                                                            2000(f)    2000     1999     1998(i)     2000     1999    1998(j)
                                                           ---------  --------------------------  --------------------------------
Net asset value per share, beginning of period ..........   $10.00     $13.46   $11.66   $11.31     $14.91   $11.00   $10.00
Income from investment operations (a):
  Net investment income (loss) ..........................    (0.01)      0.19     0.13     0.20       0.34     0.06     0.08
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments .........    (1.57)      0.66     3.20     0.48      (1.06)    4.23     1.00
------------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations ......    (1.58)      0.85     3.33     0.68      (0.72)    4.29     1.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Dividends from net investment income ................    (0.20)     (0.18)   (0.20)   (0.29)     (0.23)   (0.08)   (0.74)
    Distribution of net capital gains ...................       --      (3.10)   (1.35)   (0.13)     (2.12)   (0.15)      --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions .................................       --      (3.30)   (1.53)   (0.33)     (2.41)   (0.38)   (0.08)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period ............   $ 8.42     $11.01   $13.46   $11.66     $11.78   $14.91   $11.00
------------------------------------------------------------------------------------------------------------------------------------
    Total return (b)(c)(d) ..............................   (15.80%)     6.79%   28.81%    6.10%     (3.99%)  39.52%   10.89%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period ......    $7,513     $8,487   $2,264   $1,197    $11,919   $4,107   $    1
  Ratio of expenses to average net assets (b)(e):
    Before expense reimbursement ........................     2.56%      2.24%    2.46%    3.40%      2.20%    2.45%  154.76%
    After expense reimbursement .........................     2.00%      2.00%    2.00%    2.00%      2.05%    2.05%    2.05%
  Ratio of net investment income (loss) to average net
    assets (b)(e):
    Before expense reimbursement ........................    (1.22%)     1.18%    0.91%    0.68%      1.84%    1.21% (149.69%)
    After expense reimbursement .........................    (0.66%)     1.42%    1.37%    2.08%      1.99%    1.61%    3.02%

                                                                                                              CONSECO FUND GROUP
                                                                                                              2000 Annual Report
--------------------------------------------------------------------------------------------------------------------------------
                                                             Conseco High Yield Fund              Conseco Fixed Income Fund
                                                            ---------------------------    -------------------------------------
                                                             2000      1999     1998(k)         2000        1999       1998(l)
                                                            ---------------------------    -------------------------------------
Net asset value per share, beginning of period ..........    $9.95    $9.95    $10.44          $9.63      $10.23      $10.13
Income from investment operations (a):
  Net investment income (loss) ..........................     0.73     0.50      0.59           0.58        0.41        0.38
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments .........    (1.79)    0.33     (0.50)          0.32       (0.45)       0.26
--------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations ......    (1.06)    0.83      0.09           0.90       (0.04)       0.64
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Dividends from net investment income ................    (0.74)   (0.83)    (0.58)         (0.58)      (0.53)      (0.44)
    Distribution of net capital gains ...................       --       --        --             --       (0.03)      (0.10)
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions .................................    (0.74)   (0.83)    (0.58)         (0.58)      (0.56)      (0.54)
--------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period ............    $8.15    $9.95    $ 9.95          $9.95      $ 9.63      $10.23
--------------------------------------------------------------------------------------------------------------------------------
    Total return (b)(c)(d) ..............................   (11.22%)   8.60%     0.88%          9.69%      (0.47%)      6.44%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period ......   $18,645  $18,541    $3,685         $5,171      $2,655        $539
  Ratio of expenses to average net assets (b)(e):
    Before expense reimbursement ........................     2.08%    2.16%     3.03%          1.79%       1.99%       5.91%
    After expense reimbursement .........................     1.90%    1.90%     1.90%          1.60%       1.60%       1.60%
  Ratio of net investment income (loss) to average net
    assets (b)(e):
    Before expense reimbursement ........................     7.75%    8.17%     6.09%          5.88%       4.95%       0.67%
    After expense reimbursement .........................     7.93%    8.43%     7.22%          6.07%       5.34%       4.98%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 2.25% for the Conseco Science & Technology and Conseco 20, 2.00% for the Conseco Equity, Conseco Large-Cap and Conseco Balanced, 2.05% for the Conseco Convertible Securities, 1.90% for the Conseco High Yield and 1.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.
(f) Period from July 1, 2000 (commencement of operations) through December 31, 2000.
(g) Period from March 10, 1998 (commencement of operations) through December 31, 1998.
(h) Period from February 19, 1998 (commencement of operations) through December 31, 1998.
(i) Period from February 13, 1998 (commencement of operations) through December 31, 1998.
(j) Period from September 28, 1998 (commencement of operations) through December 31, 1998.
(k) Period from February 19, 1998 (commencement of operations) through December 31, 1998.
(l) Period from March 5, 1998 (commencement of operations) through December 31, 1998.
                                                                              65

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
For the year or period ended December 31
                                                       Conseco
                                                      Science &
                                                   Technology Fund          Conseco 20 Fund            Conseco Equity Fund
                                                   ---------------    -------------------------  -------------------------------
Class Y Shares                                         2000(f)        2000     1999     1998(g)  2000     1999     1998     1997
                                                       ------         ----     ----    -------  ----     ----     ----     ----
Net asset value per share, beginning of period .....   $10.00        $20.49   $12.68   $12.33    $16.47    $12.67   $11.13  $10.00
Income from investment operations (a):
  Net investment income (loss) .....................    (0.02)        (0.16)   (0.01)    0.04     (0.05)    (0.03)    0.05      --
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments ....    (3.02)        (5.21)    9.04     0.31      0.42      7.24     1.83    2.35
----------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations .    (3.04)        (5.37)    9.03     0.35      0.37      7.21     1.88    2.35
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Dividends from net investment income ...........       --            --       --       --       --       --      (0.04)     --
    Distribution of net capital gains ..............       --         (3.42)   (1.22)      --     (6.68)    (3.41)   (0.30)  (1.22)
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions ............................       --         (3.42)   (1.22)      --     (6.68)    (3.41)   (0.34)  (1.22)
----------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period .......   $ 6.96        $11.70   $20.49   $12.68    $10.16    $16.47   $12.67  $11.13
----------------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d) ..........................   (30.40%)      (25.23%)  71.36%    2.84%     5.51%    57.13%   16.82%  23.50%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period .    $2,242       $30,401  $55,806     $172  $106,512  $110,008  $60,816 $60,334
  Ratio of expenses to average net assets (b)(e):
    Before expense reimbursement ...................     1.67%         1.01%    1.20%    3.77%     0.97%     1.16%    1.42%   1.24%
    After expense reimbursement ....................     1.25%         1.01%    1.18%    1.25%     0.97%     1.00%    1.00%   1.00%
  Ratio of net investment income (loss) to
    average net assets (b)(e):
    Before expense reimbursement ...................    (1.15%)       (0.64%)  (0.54%)  (1.90%)   (0.30%)   (0.49%)  (0.02%) (0.21%)
    After expense reimbursement ....................    (0.73%)       (0.64%)  (0.52%)   0.62%    (0.30%)   (0.33%)   0.40%   0.03%

66

                                                            Conseco
                                                           Large-Cap
                                                             Fund               Conseco Balanced Fund
                                                           ---------  ---------------------------------------------
                                                             2000(f)       2000      1999      1998       1997
                                                           ---------      ------    ------    ------     ------
Net asset value per share, beginning of period .......      $10.00        $13.59    $11.75    $10.78     $10.00
Income from investment operations (a):
  Net investment income (loss) .......................        0.00          0.34      0.24      0.32       0.19
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments ......       (1.55)         0.66      3.24      1.06       1.58
------------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations ...       (1.55)         1.00      3.48      1.38       1.77
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Dividends from net investment income .............          --         (0.32)    (0.29)    (0.28)     (0.28)
    Distribution of net capital gains ................          --         (3.10)    (1.35)    (0.13)     (0.71)
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions ..............................          --         (3.42)    (1.64)    (0.41)     (0.99)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period .........      $ 8.45        $11.17    $13.59    $11.75     $10.78
------------------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d) ............................      (15.50%)        7.82%    30.07%    12.90%     17.87%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period ...       $1,268       $15,784    $9,186    $4,138    $12,037
  Ratio of expenses to average net assets (b)(e):
    Before expense reimbursement .....................        1.56%         1.24%     1.46%     2.19%      2.14%
    After expense reimbursement ......................        1.00%         1.00%     1.00%     1.00%      1.00%
  Ratio of net investment income (loss) to
    average net assets (b)(e):
    Before expense reimbursement .....................       (0.22%)        2.18%     1.91%     1.48%      1.62%
    After expense reimbursement ......................        0.34%         2.42%     2.37%     2.67%      2.76%

                                                            Conseco Convertible Securities Fund       Conseco High Yield Fund
                                                            -----------------------------------  -----------------------------------
                                                                 2000      1999      1998             2000       1999      1998
                                                                ------    ------    ------           ------     ------    ------
Net asset value per share, beginning of period .......          $14.94    $11.00    $10.00           $10.03    $10.02     $10.49
Income from investment operations (a):
  Net investment income (loss) .......................            0.51      0.04      0.11             0.90      0.45       0.62
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments ......           (1.08)     4.38      1.00            (1.86)     0.48      (0.48)
------------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations ...           (0.57)     4.42      1.11            (0.96)     0.93       0.14
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Dividends from net investment income .............           (0.44)    (0.33)    (0.11)           (0.83)    (0.92)     (0.61)
    Distribution of net capital gains ................           (2.12)    (0.15)       --               --        --         --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions ..............................           (2.56)    (0.48)    (0.11)           (0.83)    (0.92)     (0.61)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period .........          $11.81    $14.94    $11.00           $ 8.24    $10.03     $10.02
------------------------------------------------------
   Total return (b)(c)(d) ............................           (3.04%)   40.91%    11.17%          (10.14%)    9.64%      1.36%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period ...           $9,787   $30,357        $1           $7,388   $24,021     $1,237
  Ratio of expenses to average net assets (b)(e):
    Before expense reimbursement .....................            1.20%     1.45%   149.31%            1.08%     1.16%      3.24%
    After expense reimbursement ......................            1.05%     1.05%     1.05%            0.90%     0.90%      0.90%
  Ratio of net investment income (loss) to
    average net assets (b)(e):
    Before expense reimbursement .....................            2.84%     2.21%  (144.39%)           8.75%     9.17%      5.32%
    After expense reimbursement ......................            2.99%     2.61%     3.87%            8.93%     9.43%      7.66%

                                                                                                       CONSECO FUND GROUP
                                                                                                       2000 Annual Report
-------------------------------------------------------------------------------------------------------------------------
                                                                                   Conseco Fixed Income Fund
                                                                      ---------------------------------------------------
                                                                           2000         1999        1998         1997
                                                                          ------       ------      ------       ------
Net asset value per share, beginning of period .......                    $9.64        $10.15      $10.00      $10.25
Income from investment operations (a):
  Net investment income (loss) .......................                     0.69           0.6        0.68        0.58
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments ......                     0.32          0.17        0.21       (0.54)
-------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations ...                     1.01          0.82        0.89        0.04
-------------------------------------------------------------------------------------------------------------------------
Distributions:
    Dividends from net investment income .............                    (0.67)        (0.62)      (0.61)      (0.60)
    Distribution of net capital gains ................                       --         (0.12)      (0.13)      (0.03)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions ..............................                    (0.67)        (0.72)      (0.74)      (0.65)
-------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period .........                    $9.98         $9.64      $10.25      $10.15
-------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d) ............................                    10.96%         8.32%       9.18%       0.38%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period ...                   $27,189       $27,044     $14,403     $21,876
  Ratio of expenses to average net assets (b)(e):
    Before expense reimbursement .....................                     0.79%         0.99%       1.46%       1.44%
    After expense reimbursement ......................                     0.60%         0.60%       0.60%       0.60%
  Ratio of net investment income (loss) to
    average net assets (b)(e):
    Before expense reimbursement .....................                     6.88%         5.95%       5.40%       5.44%
    After expense reimbursement ......................                     7.07%         6.34%       6.26%       6.28%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.25% for the Conseco Science & Technology and Conseco 20, 1.00% for the Conseco Equity, Conseco Large-Cap and Conseco Balanced, 1.05% for the Conseco Convertible Securities, 0.90% for the Conseco High Yield and 0.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.
(f) Period from July 1, 2000 (commencement of operations) through December 31, 2000.
(g) Period from April 6, 1998 (commencement of operations) through December 31, 1998.
(h) Period from September 28, 1998 (commencement of operations) through December 31, 1998.
(i) Period from March 2, 1998 (commencement of operations) through December 31, 1998.
                                                                              67

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
For the year or period ended December 31

Supplemental data for all classes:
                                                                                                  Conseco                 Conseco
                                       Conseco      Conseco    Conseco     Conseco    Conseco   Convertible    Conseco     Fixed
                                      Science &       20       Equity     Large-Cap   Balanced  Securities    High Yield  Income
                                   Technology Fund   Fund       Fund        Fund       Fund        Fund         Fund       Fund
                                   ---------------  -------    -------    ---------   --------  -----------   ----------  -------
Net Assets (dollars in thousands):
    2000..........................  $31,913(a)    $217,156   $155,135   $30,614(a)    $62,539    $67,601      $ 87,040    $74,393
    1999..........................      n/a        217,595    145,950       n/a        46,236     71,081       132,588     65,610
    1998..........................      n/a         44,269     89,270       n/a        32,700     27,614(b)     44,392     48,245
    1997..........................      n/a            n/a     65,211       n/a        13,113        n/a           n/a     22,029
Portfolio turnover rate
    2000..........................      263%(a)        449%       440%      190%(a)       386%       187%          256%       342%
    1999..........................      n/a            280%       364%      n/a           321%       115%          312%       361%
    1998..........................      n/a            412%       350%      n/a           341%        13%(b)       432%       421%
    1997..........................      n/a            n/a        199%      n/a           507%       n/a           n/a        368%

(a) Period from July 1, 2000 (commencement of operations) through December 31, 2000, for the Conseco Science & Technology Fund and the Conseco Large-Cap Fund.
(b) Period from September 28, 1998 (commencement of operations) through December 31, 1998, for the Conseco Convertible Securities Fund.

                                                              CONSECO FUND GROUP
Report of Independent Accountants                             2000 Annual Report
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Conseco Fund Group:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conseco Science & Technology Fund, Conseco 20 Fund, Conseco Equity Fund, Conseco Large-Cap Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund and Conseco Fixed Income Fund (comprising Conseco Fund Group, hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, all in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Indianapolis, Indiana
February 23, 2001
                                                                              69

----------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES


     William P. Daves, Jr.                                 Maxwell E. Bublitz, CFA
     Chairman of the Board                                 President, Conseco Fund Group
     Insurance and healthcare industries consultant        President and CEO, Conseco Capital Management, Inc.
     Chairman and CEO, FFG Insurance Co.                   Senior Vice President of Investments, Conseco, Inc.

     Gregory J. Hahn, CFA                                  Harold W. Hartley, CFA
     Senior Vice President, Portfolio Analytics            Director, Ennis Business Forms, Inc.
     Chief Investment Officer                              Former Executive Vice President, Tenneco Financial Services, Inc.
     Conseco Capital Management, Inc.

     Dr. R. Jan LeCroy                                     Dr. Jess H. Parrish
     Director, Southwest Securities Group, Inc.            Higher education consultant
     Former President, Dallas Citizens Council             Former President, Midland College

     David N. Walthall
     Principal, Walthall Asset Management

--------------------------------------------------------------------------------
INVESTMENT ADVISER                               DISTRIBUTOR
     Conseco Capital Management, Inc.                 Conseco Equity Sales, Inc.
     Carmel, IN                                       Carmel, IN

TRANSFER AGENT                                   CUSTODIAN
     Firstar Mutual Fund Services, LLC                The Bank of New York
     Milwaukee, WI                                    New York, NY

INDEPENDENT ACCOUNTANTS                          LEGAL COUNSEL
     PricewaterhouseCoopers LLP                       Kirkpatrick & Lockhart LLP
     Indianapolis, IN                                 Washington, DC

INVESTMENT SUB-ADVISERS
     Oak Associates, ltd.
     Akron, OH

     Chicago Equity Partners, LLP
     Chicago, IL

Conseco Science & Technology Fund                                          CSTAX

Conseco 20 Fund                                                            CTWAX

Conseco Equity Fund                                                        CEYAX

Conseco Large-Cap Fund                                                     CELAX

Conseco Balanced Fund                                                      COAAX

Conseco Convertible Securities Fund                                        CCSAX

Conseco High Yield Fund                                                    CHYAX

Conseco Fixed Income Fund                                                  COFAX


        The NASDAQ symbols are for Class A shares. For more information, please contact us today:

                               CONSECO FUND GROUP

                                 distributed by
                           CONSECO EQUITY SALES, INC.
                 11815 N. Pennsylvania Street, Carmel, IN 46032

Shareholder Services: (800) 986-3384
Broker/Dealer and RIA Services: (800) 825-1530              www.consecofunds.com